As filed with the Securities and Exchange Commission on March 6, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01800

U.S. GLOBAL INVESTORS FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – December 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

U.S. Global Investors Funds
Annual Report

December 31, 2017

U.S. Global Investors Funds

Annual Report

December 31, 2017

Table of Contents

Letter to Shareholders (unaudited)	1
Definitions for Management Teams’ Perspectives (unaudited)	9
Management Team’s Perspective (unaudited)	11
Portfolios of Investments	45
Notes to Portfolios of Investments	93
Statements of Assets and Liabilities	110
Statements of Operations	114
Statements of Changes in Net Assets	118
Notes to Financial Statements	124
Financial Highlights	139
Report of Independent Registered Public Accounting Firm	150
Trustees and Officers (unaudited)	152
Approval of Investment Advisory Agreement (unaudited)	154
Additional Information (unaudited)	159
Expense Example (unaudited)	161

Nasdaq Symbols

U.S. Global Investors Funds

Investor Class
U.S. Government Securities Ultra-Short Bond Fund	UGSDX
Near-Term Tax Free Fund	NEARX
All American Equity Fund	GBTFX
Holmes Macro Trends Fund	MEGAX
Global Resources Fund	PSPFX
World Precious Minerals Fund	UNWPX
Gold and Precious Metals Fund	USERX
Emerging Europe Fund	EUROX
China Region Fund	USCOX

Institutional Class
Global Resources Fund	PIPFX
World Precious Minerals Fund	UNWIX

Atlantic Fund Services 3 Canal Plaza, Suite 600 Portland, ME 04101

U.S. Global Investors Funds	(unaudited)

Dear Fellow Shareholder,

The price of gold and gold mining stocks were very competitive in 2017. For the second straight year, the yellow metal ended positively, rising a little more than 13 percent to end the year above $1,300 an ounce. This made it gold’s best year since 2010. Gold stocks, meanwhile, gained more than 12 percent, as measured by the NYSE Arca Gold Miners Index. All of this occurred even as large-cap stocks regularly closed at all-time highs and cryptocurrencies invited massive speculation.

We can thank the Fear Trade for much of gold’s performance last year. The Fear Trade, of course, is driven by low to negative real interest rates—when inflation erodes away at government bond yields—deficit spending, a weaker U.S. dollar and geopolitical uncertainty.

I believe these forces could only intensify in 2018. With inflation finally showing green shoots and President Donald Trump’s $1.5 trillion tax reform law expected to increase deficit spending, this year could provide the right conditions to spur gold prices higher.

I was thrilled by the performance of our Gold and Precious Metals Fund (USERX), which returned more than 13 percent in 2017—in line with the price of gold and beating its benchmark, the FTSE Gold Mines Index.

The World Precious Minerals Fund (UNWPX), however, ended the year down, mostly as a result of the massive rebalance trade we saw in June involving the VanEck Vectors Junior Gold Miners ETF (GDXJ). Because it had grown so large and was getting close to owning more than 20 percent of several underlying stocks—which would violate IRS diversification requirements and possibly trigger takeover laws in Canada—GDXJ had to dump as much as 50 percent of its shares in smaller gold firms, a value of $3 billion. This created heightened volatility and valuation compression in the gold market, triggering outflows from many gold- related mutual funds, ours included.

Commodities Demand Driven by Surging Manufacturing and Housing Sectors

Commodities barely eked out a win for the second straight year in 2017, edging up 0.7 percent, as measured by the Bloomberg Commodity Index. Spurred by a weaker U.S. dollar and strengthening materials demand from factories, the index headed higher thanks to a breathtaking rally late in the year that lasted a record 14 consecutive days.

The dollar appears to have peaked, making materials less expensive for overseas markets, and the Global Manufacturing Purchasing Manager’s Index (PMI) ended 2017 at 54.5, close to a seven-year high. December marked the 22nd year of expansion, with the eurozone signaling its fastest growth in the series’ two-decade history.

U.S. Global Investors Funds	(unaudited)

Strong manufacturing and construction expansion here in the U.S. is also supportive of commodity prices. December’s ISM Manufacturing PMI clocked in at a historically high 59.7. New orders grew 5.4 percent from the previous month to 59.4, its highest reading since January 2004. What’s more, U.S. construction spending in November rose to an all-time high of $1.257 trillion, according to the Census Bureau.

Mortgage securities firm Freddie Mac called 2017 the “best year in a decade” for the U.S. housing market by a variety of measures. These include low inflation, strong jobs growth and historically-low mortgage rates. Home builders right now are more confident of the future than they’ve been in over 18 years. December’s National Association of Home Builders (NAHB)/ Wells Fargo Housing Market Index (HMI) soared to 74, eight points up from the November reading and its highest report since July 1999.

Increased optimism and home demand is good news for resources and raw materials. According to home-construction services firm Happho, for every 1,000 square feet of new housing, nearly 8,820 pounds of steel are required, as well as 400 bags of cement, 1,800 cubic feet of sand and 1,350 cubic feet of gravel and other aggregate. This doesn’t begin to touch on finishers such as brick, paint and tiles, or fittings such as windows, doors, plumbing and electrical.

Of particular note is the increase in spending at building, hardware and garden stores. The most recent Visa Retail Spending Monitor found that consumption on home improvement and do-it-yourself (DIY) goods and services rose 12.8 percent in August compared to the same month in 2016.

I believe this was a windfall for our Holmes Macro Trends Fund (MEGAX), which ended the year up 19 percent. Not only is consumer discretionary the fund’s largest sector weighting, but it also invested in names associated with building and home improvement.

U.S. Global Investors Funds	(unaudited)

Jeffrey Gundlach: Time to Add Commodities

Appearing on CNBC, billionaire money manager Jeffrey Gundlach, founder of DoubleLine Capital, said he thought “investors should add commodities to their portfolios” for 2018, pointing out that they are just as cheap relative to stocks as they were at historical turning points. Below, you can see that the S&P GSCI Total Return Index-to-S&P 500 Index ratio is now at its lowest point since the dotcom bubble, meaning commodities and mining stocks are highly undervalued relative to large-cap stocks. We could see mean reversion begin to happen sometime this year, triggering a commodities super-cycle the likes of which we haven’t seen since the 2000s.

“We’re at that level where in the past you would have wanted commodities” in your portfolio, Gundlach said. “The repetition of this is almost eerie. And so if you look at that chart, the value in commodities is, historically, exactly where you want it to be a buy.”

For more, check out our Global Resources Fund (PSPFX), which returned close to 20 percent in 2017.

Emerging Markets Were the Big Winner

Domestic stocks were a great place to invest in 2017, but hopefully you didn’t overlook opportunities overseas. Emerging markets in Asia, Latin America, Europe and elsewhere had a gangbusters year, surging more than 37.5 percent with dividends reinvested, as measured by the MSCI Emerging Markets Index.

U.S. Global Investors Funds	(unaudited)

This was a boon for our China Region Fund (USCOX) and Emerging Europe Fund (EUROX), both of which crushed their benchmarks in 2017. USCOX was our best performing fund of the year, returning a phenomenal 57.67 percent, compared to the Hang Seng Composite Index, which rose nearly 43 percent. Our bets in Chinese automakers, as well as our overweight in technology firms, were particularly well-made.

EUROX, which invests in companies domiciled in Central and Eastern Europe (CEE) economies, beat its benchmark, the MSCI Emerging Markets Europe 10/40 Index, by 2.4 percentage points. Throughout 2017, the fund traded consistently above its 200-day moving averages and ended the year up 22.73 percent.

U.S. Global Investors Funds	(unaudited)

I’m optimistic this upswing can be sustained in 2018, supported by low unemployment, low inflation and record manufacturing growth. The European Central Bank (ECB) has also indicated it will continue its accommodative monetary policy by keeping rates low and expanding its balance sheet some 270 billion euros ($326 billion) through the first three quarters of 2018.

Effective September of this year, Poland will be upgraded from the “advanced emerging” category to “developed” by FTSE Russell. Poland, then, will be in the same company as, among others, the U.S., U.K., Japan, Germany and Singapore. The country is the first in the CEE region to receive “developed” status, and I believe the news will attract even more inflows from foreign investors.

Among the decisive factors behind the upgrade were the country’s advanced infrastructure, secure trading and a high gross national income (GNI) per capita. The World Bank forecasts its economy to grow 3.3 percent this year on the back of a strong labor market, improved consumption and the child benefit program Family 500+.

Economists aren’t the only ones noticing the improvement. Young Polish expats who had formerly sought work in the U.K. and elsewhere are now returning home in large numbers to participate in the booming economy. Banks and other companies, including JPMorgan Chase and Goldman Sachs, are similarly considering opening branches in Poland and hiring local talent.

U.S. Global Investors Funds	(unaudited)

Stay on the Short End of the Yield Curve

Finally, a few words on fixed income. The Federal Reserve hiked interest rates again in December, and many economists expect to see three additional hikes this year. We can’t be absolutely certain of anything, however, as the Fed will undergo a changing of the guard in 2018, with current chair Janet Yellen being replaced by Trump-nominee Jerome Powell. Although Powell has been described as someone who’ll mostly hold to the status quo established by his two immediate predecessors, he’s a question mark at this point, having served as a member of the Federal Reserve Board of Governors since only 2012.

In any case, with rates rising, it might be prudent to stay on the short end of the yield curve when it comes to fixed income such as Treasuries and municipal bonds. Shorter-term bonds are less sensitive to rate increases than longer-term bonds, whose maturities are further out. In 2017 we began to see the yield curve flatten, with the 10-year Treasury yield only half a percentage point more than the two-year Treasury yield as of December 29.

Remember, these are Treasuries—which, unlike municipal bonds, are backed by the full faith and credit of the U.S. government—but munis could be similarly affected.

If this is a concern, I urge you to consider our Near-Term Tax Free Fund (NEARX). NEARX invests primarily in munis with a maturity between one and five years, which could help reduce volatility longer-term instruments are likely to see in a rising interest rate environment.

To get the latest insights and commentary on gold, commodities, emerging markets, bitcoin and much, much more, subscribe to our award-winning Investor Alert and to my personal CEO blog, Frank Talk. Both can be reached by visiting usfunds.com.

Thank you for your continued trust and confidence in U.S. Global Investors. We wish you and your family good health and prosperity in 2018.

Sincerely,

Frank E. Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

Please consider carefully a fund’s investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Foreside Fund Services, LLC, Distributor. U.S. Global Investors is the investment adviser.

All opinions expressed and data provided are subject to change without notice. Some of these opinions may not be appropriate to every investor.

Stock markets can be volatile and share prices can fluctuate in response to sector-related and other risks as described in the fund prospectus. Gold, precious metals, and precious minerals funds may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single theme. The prices of gold, precious metals, and precious minerals are subject to substantial price fluctuations over short periods of time and may be affected by unpredicted international monetary and political policies. We suggest investing no more than 5% to 10% of your portfolio in these sectors. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. By investing in a specific geographic region, a regional fund’s returns and share price may be more volatile than those of a less concentrated portfolio. The Emerging Europe Fund invests more than 25% of its investments in companies principally engaged in the oil & gas or banking industries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry and may make the fund’s performance more volatile. Because the Global Resources Fund concentrates its investments in specific industries, the fund may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries. Bond funds are subject to interest-rate risk; their value declines as interest rates rise. Though the Near-Term Tax Free Fund seeks minimal fluctuations in share price, it is subject to the risk that the credit quality of a portfolio holding could decline, as well as risk related to changes in the economic conditions of a state, region or issuer. These risks could cause the fund’s share price to decline. Tax-exempt income is federal income tax free. A portion of this income may be subject to state and local taxes and at times the alternative minimum tax. The Near-Term Tax Free Fund may invest up to 20% of its assets in securities that pay taxable interest. Income or fund distributions attributable to capital gains are usually subject to both state and federal income taxes.

U.S. Global Investors Funds	(unaudited)

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The index benchmark value was 500.0 at the close of trading on December 20, 2002.

The FTSE Gold Mines Index Series encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year, and that derive 75% or more of their revenue from mined gold.

The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The index represents 20 commodities, which are weighted to account for economic significance and market liquidity.

The Purchasing Manager’s Index is an indicator of the economic health of the manufacturing sector. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

The Housing Market Index (HMI) is based on a monthly survey of NAHB members designed to take the pulse of the single-family housing market. The survey asks respondents to rate market conditions for the sale of new homes at the present time and in the next six months as well as the traffic of prospective buyers of new homes.

The S&P GSCI Total Return Index in USD is widely recognized as the leading measure of general commodity price movements and inflation in the world economy. Index is calculated primarily on a world production weighted basis, comprised of the principal physical commodities futures contracts.

U.S. Global Investors Funds	(unaudited)

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Greece, Hungary, Poland, Russia, and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents’ weights in the parent index.

Mean reversion is the theory suggesting that prices and returns eventually move back toward the mean or average. This mean or average can be the historical average of the price or return, or another relevant average such as the growth in the economy or the average return of an industry.

There is no guarantee that the issuers of any securities will declare dividends in the future or that, if declared, will remain at current levels or increase over time.

Definitions for Management Teams’ Perspectives	(unaudited)

Benchmark Index Definitions

Returns for indices reflect no deduction for fees, expenses or taxes, unless noted.

The Bloomberg Barclays U.S. Treasury Bills 6-9 Months Total Return Index tracks the performance of U.S. Treasury Bills with a maturity of six to nine months.

The Bloomberg Barclays 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of two to four years.

The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 75% or more of their revenue from mined gold.

The Hang Seng Composite Index is a market-capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the Main Board of the Hong Kong Stock Exchange.

The MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is a free float- adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Greece, Hungary, Poland, Russia and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents’ weights in the parent index.

The NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly-traded companies involved primarily in the mining for gold and silver.

The S&P Global Natural Resources Index (Net Total Return) includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining. The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax).

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, the S&P 500 and the S&P 600.

Other Index Definitions

The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The index represents 20 commodities, which are weighted to account for economic significance and market liquidity.

Definitions for Management Teams’ Perspectives	(unaudited)

The Caixin China Manufacturing Purchasing Manager’s Index is a composite indicator designed to provide an overall view of activity in the manufacturing sector and acts as a leading indicator for the whole economy. When the PMI is below 50.0 this indicates that the manufacturing economy is declining and a value above 50.0 indicates an expansion of the manufacturing economy.

The FTSE 100 Index is an index composed of the 100 largest companies listed on the London Stock Exchange (LSE). It was launched on January 3, 1984, and had a start value of 1,000.

The Purchasing Manager’s Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

The S&P 500 Telecommunication Services Index comprises those companies included in the S&P 500 that are classified as members of the telecommunication services sector.

U.S. Government Securities Ultra-Short Bond Fund	(unaudited)

Management Team’s Perspective

Introduction

The U.S. Government Securities Ultra-Short Bond Fund (UGSDX) is designed to be used as an investment that takes advantage of the security of U.S. Government bonds and obligations, while simultaneously pursuing a higher level of current income than money market funds offer. The fund’s dollar-weighted average effective maturity is two years or less.

Performance Graph
U.S. Government Securities Ultra-Short Bond Fund

Average Annual Performance	For the Periods Ended December 31, 2017
	One Year	Five Year	Ten Year
U.S. Government Securities Ultra-Short Bond Fund	0.69%	0.38%	0.39%
Bloomberg Barclays U.S. Treasury Bills 6-9 Months
Total Return Index	0.72%	0.32%	0.40%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations and reimbursements to maintain a minimum yield, without which returns would have been lower. The above returns for the U.S. Government Securities Ultra-Short Bond Fund include the fund’s results as a money market fund through the date of its conversion (December 20, 2013) to an ultra-short bond fund, and therefore are not representative of the fund’s results had it operated as an ultra-short bond fund for the full term of the periods shown. Returns greater than one year are annualized.
Gross expense ratio as stated in the most recent prospectus is 1.00%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 0.45%. The Adviser can modify or terminate this arrangement at any time. In addition, returns may include the effects of additional voluntary waivers of fees and reimbursements of expenses by the Adviser, including waivers and reimbursements to maintain a minimum net yield for the fund.
See Definitions for Management Teams’ Perspectives for index definitions.
Please visit our website at www.usfunds.com for updated performance information for different time periods.

U.S. Government Securities Ultra-Short Bond Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

The year was generally tumultuous, marked by natural disasters, geopolitical tensions and deep political divisions in many countries. On the economic front, however, 2017 was generally a positive year, with gross domestic product (GDP) accelerating over much of the world in the broadest cyclical upswing since the start of the decade. Nonetheless, wage growth has remained puzzlingly tepid in advanced economies despite falling unemployment rates. Continued slack in labor markets—in the form of still high unemployment in some countries or high levels of involuntary part time unemployment—along with weak productivity growth explain much of the lack of wage growth. Equity valuations continued their ascent and ended the year near record highs as central banks maintained accommodative monetary policies amid weak inflation. This was part of a broader trend across global financial markets where low interest rates, an improved economic outlook, and increased risk appetite boosted asset prices and suppressed volatility. While easier financial conditions bolstered growth momentum, they also pose risks if the reach for yield extends too far.

The Federal Reserve raised the target range for the fed funds rate three times in 2017 and began its balance sheet normalization process, curtailing the reinvestment of principal from maturing bonds. As a credit to the Federal Reserve’s communications policy, the change in policy was taken in stride by the stock market. The effectiveness was a result of the Fed’s repeated reminders that it expects the pace of interest rate hikes to be gradual. While its rate hikes hit the short end of the Treasury yield curve, with the two-year note yield rising 62 basis points in 2017 to 1.88 percent, the long end of the yield curve responded in the opposite direction. The yield on the 10-year note dropped seven basis points in 2017 to 2.41 percent, which led to the narrowest spread between the two-year 10-year note since October 2007. This was mainly as a result of the lack of inflation, which tends to be a driver of the long end of the curve. Furthermore, a flattening curve is often viewed as a harbinger of slower economic growth, yet the dovish policy accommodation still being provided by the European Central Bank (ECB) and the Bank of Japan (BoJ) fueled an interest rate differential trade that suppressed long-term rates in the U.S. and created some possible misdirection about the economic messaging coming across in the flattening yield curve.

Investment Highlights

The U.S. Government Securities Ultra-Short Bond Fund returned 0.69 percent for the year ended December 31, 2017, underperforming its benchmark, the Bloomberg Barclays U.S. Treasury Bills 6-9 Months Total Return Index, which returned 0.72 percent.

Current Outlook

The Federal Reserve, and other major central banks, will continue to play a key role in the market’s behavior in 2018. However, the Fed will soon be directed by Jerome Powell who will supplant Janet Yellen in February as Chairman of the Board of Governors. While it previously seemed that 2018 would feature broad-based policy tightening, the outlook has since become less hawkish on concerns about lagging inflation, economic risks and geopolitical tensions. Overall, the Fed is still expected to be more hawkish than other central banks in 2018. The ECB seems likely to follow in the Fed’s tightening path as it has already signaled a substantial reduction in asset purchases. In contrast, the Bank of England (BoE) has indicated that Brexit risks will preclude it from raising interest rates much further. Finally, the BoJ will likely remain the most dovish.

U.S. Government Securities Ultra-Short Bond Fund	(unaudited)

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.
Portfolio Allocation by Issuer Based on Total Investments	December 31, 2017

Portfolio Allocation by Maturity		December 31, 2017
1-3 Months	$3,750,857	7.7%
3-12 Months	16,244,975	33.6%
1-3 Years	28,461,462	58.7%
	$48,457,294	100.0%

Near-Term Tax Free Fund	(unaudited)

Management Team’s Perspective

Introduction

The Near-Term Tax Free Fund (NEARX) seeks to provide a high level of current income exempt from federal income taxation and to preserve capital. However, a portion of any distribution may be subject to federal and/or state income taxes. The Near-Term Tax Free Fund will maintain a weighted average maturity of less than five years.

Performance Graph
Near-Term Tax Free Fund

Average Annual Performance	For the Periods Ended December 31, 2017
	One Year	Five Year	Ten Year
Near-Term Tax Free Fund	1.20%	1.11%	2.36%
Bloomberg Barclays 3 Year Municipal Bond Index	1.56%	1.07%	2.36%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.
Gross expense ratio as stated in the most recent prospectus is 0.97%. The Adviser has contractually agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) to not exceed 0.45% on an annualized basis through April 30, 2018.
See Definitions for Management Teams’ Perspectives for index definitions.
Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Year in Review – Economic and Political Issues that Affected the Fund

Three interest rate hikes in March, June and December signaled the Federal Reserve’s improving confidence in the U.S. economy and resulted in a federal funds rate that rose above 1 percent for the first time since September 2008. Meanwhile, long rates didn’t budge much due to a lack of inflation, despite stronger economic data. The municipal yield curve began to flatter, which generally has had a negative impact on short duration bonds while benefitting longer duration bonds. Further, bonds with lower credit ratings generally outperformed bonds of higher quality as a stronger economy fueled investors’ risk appetites. Early in 2017, the Fed communicated that it would begin paring back its balance sheet in October by reducing the reinvestment of principal payments on securities that it acquired through quantitative easing. Unlike the taper tantrum of 2013, the announcement and subsequent policy initiation was implemented with minimal volatility to the overall bond market.

Near-Term Tax Free Fund	(unaudited)

While overall state revenues continued to rise as the economy improved, some states remained in a perilous fiscal condition. After two full years without a budget, the State of Illinois began its 2017/18 fiscal year without a budget, but its legislature eventually overrode the governor’s veto to enact a budget that increased personal income taxes from 3.75 percent to 4.95 percent. New Jersey, Connecticut and Maine also started the fiscal year without a budget. The governor of Texas enacted legislation to improve the funding ratios of pension plans in Dallas and Houston. The reforms for Dallas raised the retirement age from 55 to 58, increased the employee contribution from 8.5 percent to 13.5 percent of pay and boosted the city’s contribution from 27.5 percent to 34.5 percent. The legislature for Houston lowered the plan’s assumed rate of return to 7 percent from between 8 and 8.5 percent. It also provided for reductions in benefits or increases in employee contributions if rates of return fall short of expectations.

Tax revenue for state and local governments continued to increase, although the rate of increase for state revenues was tepid. During the 12 months through June 2017, state revenue from individual income tax increased 2 percent, 2.8 percent from sales tax, but receipts from corporate income tax fell 4.3 percent. Local governments, which depend heavily on property taxes, fared better, as their property tax revenue grew 4.0 percent in the 12 months through June 2017 compared to the same period in 2016.

The tax bills passed by the U.S. House and Senate led to a rise in yields towards the end of the year. The proposed tax reform reduced or eliminated the tax advantages of certain types of municipal bonds, most notably advance refunding bonds, which caused many issuers to push their schedules forward and issue new bonds before the end of the year.

Investment Highlights

For the year ended December 31, 2017, the Near-Term Tax Free Fund returned 1.20 percent, underperforming its benchmark, the Bloomberg Barclays 3-Year Municipal Bond Index, which gained 1.56 percent.

Strengths

●	The fund’s overweight in highly rated bonds was a safeguard against market shocks.

●	The fund benefited from its allocation to bonds from New Jersey and Illinois, which outperformed.

●	The fund benefited from its allocation to school district bonds, which outperformed.

Weaknesses

●	The fund’s underweight allocation to industrial development bonds was a drag on performance, as those bonds outperformed.

●	The fund’s exposure to high quality general obligation bonds underperformed.

●	The fund was hurt by its exposure to the short end of the yield curve, which underperformed the long end.

Current Outlook

Opportunities

●
Tax reform could have the biggest impact on the muni bond market next year. The proposed legislation would make general obligation bonds more attractive for tax reduction purposes while limiting new issuances to borrowings from states and local governments. This could translate to less supply of higher-yield revenue bonds and more demand for specialty state general obligation bonds.

Near-Term Tax Free Fund	(unaudited)

Threats

●
President Donald Trump appointed Jerome H. Powell as the next Chairman of the Federal Reserve to replace Janet Yellen. Powell is largely considered a non-interventionist and favors traditional monetary policy measures and a free market approach. He has always voted alongside Janet Yellen on policy decisions in the past and his speeches suggest that he favors a cautious approach. Some experts, however, believe he could be less dovish than Yellen, so the market will closely be watching where he falls on the spectrum.

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.
Top 10 Area Concentrations
(Based on Net Assets)	December 31, 2017
Texas	28.06%
New York	9.54%
Washington	7.67%
Florida	5.44%
Illinois	5.16%
Michigan	4.86%
Pennsylvania	3.98%
New Jersey	3.75%
Missouri	3.61%
North Carolina	2.47%
Total Top 10 Areas	74.54%

Municipal Bond Ratings*	December 31, 2017
Based on Total Municipal Bonds

*
Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings for each issue are obtained from Moody’s and S&P Global Ratings, and the higher rating for each issue is used.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

Management Team’s Perspective

Introduction

The principal objective of the All American Equity Fund (GBTFX) is to seek capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks while retaining the flexibility to seek out promising individual stock opportunities, including stocks with meaningful dividend yields.

The Holmes Macro Trends Fund (MEGAX) invests in companies with good growth prospects and strong positive earnings momentum. The fund’s primary objective is to seek long-term capital appreciation.

Performance Graphs
All American Equity Fund

Average Annual Performance	For the Periods Ended December 31, 2017
	One Year	Five Year	Ten Year
All American Equity Fund	5.90%	6.96%	2.22%
S&P 500 Index	21.83%	15.79%	8.50%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.
Gross expense ratio as stated in the most recent prospectus is 1.76%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.
See Definitions for Management Teams’ Perspectives for index definitions.
Please visit our website at www.usfunds.com for updated performance information for different time periods.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

Holmes Macro Trends Fund

Average Annual Performance	For the Periods Ended December 31, 2017
	One Year	Five Year	Ten Year
Holmes Macro Trends Fund	19.17%	10.77%	2.78%
S&P Composite 1500 TR	21.13%	15.74%	8.69%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.
Gross expense ratio as stated in the most recent prospectus is 1.68%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.
See Definitions for Management Teams’ Perspectives for index definitions.
Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Year in Review – Economic and Political Issues that Affected the Funds

There is always a first time for everything, and 2017 gave investors one for the record books. For the first time ever in its nearly 90-year history, the S&P 500 Index had a “perfect” year. The index of large-cap companies ended positively every month of the year, propelled by the promise of corporate tax cuts, a possible new infrastructure plan, historically low interest rates, a weak U.S. dollar and strong earnings growth.

The capitalization-weighted S&P 500 returned 21.8 percent, with dividends reinvested. The large market-capitalization equities were the driving theme behind the index’s advance. Investor preference for mega-capitalization was so pronounced that the top 10 most heavily weighted companies in the index accounted for more than a quarter of the index’s 21.8 percent return. The biggest drivers of performance were technology stocks, with Amazon up 55 percent; Apple, 48 percent, Facebook, 53 percent and Google, 35 percent. Investor demand was insatiable. With so many technology companies delivering dream-like returns, it should come as no surprise that the sector was the strongest of the year, returning 36.9 percent in total.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

The S&P 500 Telecommunication Services Index, which has only three members, had the worst performance, declining 5.9 percent. With so few members, we need to evaluate the next worst performer, energy, which declined 3.8 percent. For the first eight months of the year, crude oil continued to slide until finally bottoming at $42.26 per barrel. The prolonged slide seemed to weigh on investor sentiment until traders and investors became “believers” in the turnaround. Crude finished the year at $59.82 per barrel.

Investment Highlights

The Holmes Macro Trends Fund (MEGAX) appreciated 19.17 percent in 2017, underperforming its benchmark, the S&P Composite 1500 Index, which returned 21.13 percent. The All American Equity Fund (GBTFX) rose 5.90 percent for the year, underperforming its benchmark, the S&P 500.

Overall growth-oriented stocks outperformed value and dividend-oriented companies, while utilities and more defensive areas of the market just didn’t capture investors’ fancy. The primary driver of underperformance in 2017 was the fact that the fund had more exposure to smaller and growth-oriented companies than the benchmark. Our investment style was effectively out of favor, and the market did not reward the same stocks we selected based on growth metrics. We believe this is transitory and our growth at a reasonable price (GARP) investment style will ultimately be rewarded.

Because the funds are actively managed, and because the holding period is generally not a consideration in investment decisions, the portfolios’ turnover rate might fluctuate from year to year as the funds adjust their portfolio composition. The funds’ annual portfolio turnovers were, and are expected to continue to be, more than 100 percent.

All American Equity Fund

Strengths

●	The fund’s allocation in financials and health care helped fund performance.

●	Stock selection was better than the index in the energy and telecommunications sectors.

●	Southwest Airlines, Ameriprise Financial and PulteGroup were the best contributors to fund performance.

Weaknesses

●	The fund’s allocation in energy and information technology just didn’t seem to add to the bottom line.

●	Investments in Bed Bath & Beyond, Foot Locker and Signet Jewelers were the worst contributors to performance

Holmes Macro Trends Fund

Strengths

●	Stock selection was strong in select health care and consumer staples companies.

●	The fund’s underweight position in health care was beneficial as the sector was leading its peers.

●	S&P Global, LGI Homes and AbbVie were among the most positive contributors to fund performance.

Weaknesses

●	Sector allocations in information technology and industrials did not perform as well as anticipated.

●	Stock selection was fair across the board as our growth-oriented investment style was out of favor and the primary driver of lagging performance.

●	Tenpur Sealy International, PentaNova Energy and Eagle Pharmaceuticals failed to live up to expectations and were among the worst contributors to the fund’s performance.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

Current Outlook

Opportunities

●
The economic outlook in the United States should improve due to the recently implemented tax bill. Companies are already starting to “pay if forward,” giving employees additional bonuses and 401(k) contributions.

●
The majority of jobless rates across the world are in decline. Japan, Hong Kong, the U.S., Israel, the U.K. and Portugal, among other countries, registered 15-year lows. If this continues, investors can anticipate continued growth optimism.

Threats

●
In November, Americans’ personal savings rate fell to 2.9 percent, its lowest reading since soon before the recession. This comes as Americans rely more and more on credit cards to make transactions. According to the just-released Federal Reserve Payments Study, credit card payments grew from 103.5 billion in 2015 to 111.1 billion in 2016, with the value surging from $5.65 trillion to almost $6 trillion.

●
Will the North America Free Trade Agreement (NAFTA) get renegotiated or collapse altogether? The Trump administration is pushing to get talks wrapped up by the end of the first quarter of 2018, but there are still some major issues outstanding.

●
If the Federal Reserve continues with its anticipated rate hikes and if the long end of the curve (30-year yields) fails to lift, we could see yield inversion, which would most likely become a drag on the economy.

The section labeled Portfolio of Investments contains a complete list of the funds’ holdings.

All American Equity Fund
Top 10 Equity Holdings (Based on Net Assets)	December 31, 2017
The Boeing Co.	4.26%
Aerospace/Defense
Direxion Daily S&P 500 Bull 3X ETF	3.90%
N.A.
Visa, Inc., Class A	3.72%
Finance - Credit Card
Discover Financial Services	3.72%
Finance - Credit Card
DXC Technology Co.	3.69%
Computer Services
Total System Services, Inc.	3.67%
Commercial Services - Finance
Marathon Petroleum Corp.	3.60%
Oil Refining & Marketing
The Home Depot, Inc.	3.45%
Retail - Building Products
Constellation Brands, Inc., Class A	3.44%
Beverages - Wine/Spirits
The Estee Lauder Cos., Inc.	3.43%
Cosmetics & Toiletries
Total Top 10 Equity Holdings	36.88%

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

All American Equity Fund

Portfolio Allocation by Industry Sector*	December 31, 2017
Based on Total Investments

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Holmes Macro Trends Fund
Top 10 Equity Holdings (Based on Net Assets)	December 31, 2017
HFF, Inc.	6.38%
Real Estate Management/Services
Wynn Resorts, Ltd.	5.92%
Casino Hotels
S&P Global, Inc.	4.93%
Commercial Services - Finance
Medifast, Inc.	4.78%
Commercial Services
PetMed Express, Inc.	4.66%
Retail - Pet Food & Supplies
Pool Corp.	4.46%
Distribution/Wholesale
Lennox International, Inc.	4.46%
Building Products - Air & Heating
Trex Co., Inc.	4.17%
Building & Construction Products - Miscellaneous
LGI Homes, Inc.	4.17%
Building - Residential/Commercial
Valvoline, Inc.	3.64%
Chemicals - Specialty
Total Top 10 Equity Holdings	47.57%

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

Holmes Macro Trends Fund
Portfolio Allocation by Industry Sector* Based on Total Investments	December 31, 2017

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Global Resources Fund	(unaudited)

Management Team’s Perspective

Introduction

The Global Resources Fund (PSPFX and PIPFX) is a non-diversified natural resources fund with the principal objective of seeking long-term growth of capital while providing protection against inflation and monetary instability. The fund invests in companies involved in the exploration, production and processing of petroleum, natural gas, coal, alternative energies, chemicals, mining, iron and steel, and paper and forest products around the globe.

Performance Graph
Global Resources Fund

Average Annual Performance	For the Periods Ended December 31, 2017
	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
Global Resources Fund - Investor Class	19.57%	-6.99%	-6.11%	n/a
Global Resources Fund - Institutional Class (Inception 3/1/10)	20.95%	-6.29%	n/a	-1.63%
S&P Global Natural Resources Index (Net Total Return)	21.98%	1.88%	-0.91%	2.03%
S&P 500 Index	21.83%	15.79%	8.50%	14.17%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.
Gross expense ratio as stated in the most recent prospectus is 1.85% for the Investor Class and 5.41% for the Institutional Class. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time. See Definitions for Management Teams’ Perspectives for index definitions.
Please visit our website at www.usfunds.com for updated performance information for different time periods.

Global Resources Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

The Bloomberg Commodity Index rose a meager 0.75 percent through the year 2017, posting its second consecutive annual advance since 2010. All major commodities rallied, with crude oil, copper and gold prices rallying 12, 31, and 13 percent respectively. Agricultural commodities lagged the spike in industrial commodities and dragged the Index lower. Corn production hit all-time highs in numerous high-production countries, resulting in increased global inventories, and depressed crop values.

The global manufacturing sector beat all expectations, and the year in review was marked by a steady upward trajectory in manufacturing activity across the globe. This was evidenced by JP Morgan’s Global Manufacturing PMI barometer, which steadily rose to an all-time high of 54.5 in December 2017. China’s manufacturing sector expanded at its fastest rate in four months in December. The Caixin-Markit manufacturing purchasing managers’ index rose to 51.5 in December. Eurozone manufacturers reported the strongest month on record—the manufacturing purchasing managers’ index for the eurozone as a whole came in at 60.6 in December, its strongest level since the survey began in mid-1997.

Crude oil’s advance was driven by the extension of self-imposed production caps by Organization of Petroleum Exporting Countries (OPEC) members. An increase in demand by developed countries, led by the U.S., resulted in substantially tighter inventory builds earlier in the year, and was replaced by a lengthy destocking period which ran into year end. For many market analysts, the global crude oil market is showing signs of being balanced for the first time since 2013.

The base metals complex, highly susceptible to manufacturing activity globally, rallied as Chinese imports of metals hit new records. Copper, nickel and zinc posted double-digit returns in 2017, a reflection of unexpected record demand for the metals. In addition, markets reacted to a number of supply cuts, mainly in the zinc market, and supply disruptions in the copper and nickel markets, which supported stronger pricing. The metals closed the year near 52-week highs on speculation that a “reflation” trade led by President-elect Trump could drive a demand boost from the metals-intensive infrastructure sector.

Gold rose for a second consecutive year in 2017, posting its best annual rise since 2010. Despite further interest rate increments arising from the Federal Reserve tightening cycle, the U.S. dollar posted its worst year since 2003, dropping nearly 10 percent. The weaker dollar and stronger industrial commodities have resulted in appreciating emerging market currencies which have boosted demand for physical gold.

Investment Highlights

Overview

For the year ended December 31, 2017, the Investor Class of the Global Resources Fund rose 19.57 percent and the Institutional Class rose 20.95 percent, trailing the fund’s benchmark, the S&P Global Natural Resources Index (Net Total Return), which rose 21.98 percent.

The fund employed a defensive investment position targeting value-driven opportunities with lower-than-average beta. However, to maintain varying degrees of investment exposure to the commodities market, the fund utilized a number of rolling call option positions to hedge the fund’s benchmark risks and provide optionality to upswings in commodities stocks. The options hedging model was highly successful in 2017, and provided upside protection for the fund.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

●
Commodities posted a third consecutive year of inflows in 2017 as global growth accelerated. Exchange-traded funds (ETFs) linked to raw materials attracted $9 billion dollars, capping a third straight annual inflow, the longest since 2010. Goldman Sachs analysts said the outlook is brighter over the next year, as they predict the sector will post a 7.5 percent return.

Global Resources Fund	(unaudited)

●
The fund’s overweight in renewable energy, paper and forest, as well as its underweight in oil services and agricultural products stocks, had a positive contribution to the fund in excess of its benchmark.

●
The fund had superior stock selection in the renewable energy, paper and forest, agricultural products and chemicals sectors. The best performing stocks were SolarEdge Technologies, Daqo New Energy and CVR Refining.

Weaknesses

●
The Bloomberg Commodity Index, a measure of a basket of commodities, ended the year up a meager 0.75 percent, dragged lower by agricultural commodities, which lagged the spike in industrial and precious metals. Corn production hit all-time highs in numerous high-production countries, resulting in increased global inventories, and depressed crop values.

●	The fund’s overweight in precious metals and consumer stocks, as well as its underweight in base and industrial metals stocks, had a negative contribution to the fund relative to its benchmark.

●
The fund had inferior stock selection in the base and industrial metals sector and the oil and gas exploration and development sectors. The worst performing stocks were Pentanova Energy, Mandalay Resources and Siemens Gamesa Renewable Energy.

Current Outlook

Opportunities

●
A major and extended 10-year bull market run in commodity prices may be in the cards, beginning in 2018, says Shawn Hackett, president of Hackett Financial Advisors. The Standard & Poor’s GSCI Total Return Index, which tracks 24 raw materials, is hovering near a record low valuation relative to the S&P 500 Index. According to Hackett, stocks were a screaming buy at the end of 2008 based on the same metric. Tis time the inverse is true, and the same metric is flashing a screaming buy for raw materials.

●
Oil prices rose to their highest since 2015 after OPEC extended its production curbs into 2018; U.S. crude inventories continued to drop, even after the seasonal destocking period ended; and Saudi fiscal authorities revealed they expect prices to rise to $75 per barrel over the next five years.

●
Precious metals prices rallied as the U.S. dollar extended its loss. Gold posted its best rally since October as macro analysts suggest the U.S. may see higher-than-expected inflation in 2018 as a result of the enactment of the tax overhaul, and see the potential for a major infrastructure plan funded using fiscal stimulus.

Threats

●
Hopes of a spring bounce in Chinese commodity demand are becoming less clear, reports Bloomberg. China growth and commodities bulls aren’t hearing what they want from some members of the macro elite in Beijing, with two People’s Bank of China (PBOC) members and a party official talking down expectations for gross domestic product (GDP) growth. Fears of overleveraging, municipal bankruptcies and advocating for slower growth to ease debt and environmental burdens, are the reasons cited by the aforementioned macro elite members.

●
China’s commitment to renewable energy, pollution control and environmental policy has weakened the dependence of the world’s largest consumer of commodities from raw materials producers. At the forefront of China’s environmental push are electric vehicles. The Asian nation will extend a tax rebate on purchases of these vehicles until the end of 2020, away from the traditional internal combustion engine. Similarly, policy-makers have shunned polluting steel mills and forced early closures, while imports of lower quality raw copper have also been suspended.

Global Resources Fund	(unaudited)

●
The restoring of pipeline capacity, which caused supply disruptions into yearend, poses a challenge to the recent crude oil rally. The Forties pipeline in the U.K. is nearing full service following an unexpected shutdown. Similarly, the explosion at a Lybian pipeline, which affected nearly 1 million barrels a day of production, is expected to be restored to full capacity in the first weeks of 2018.

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.
Top 10 Equity Holdings (Based on Net Assets)	December 31, 2017
Pacific Infrastructure, Inc.	7.15%
Real Estate Operating/Development
Daqo New Energy Corp., ADR	2.36%
Chemicals - Specialty
St Barbara, Ltd.	1.93%
Gold Mining
PentaNova Energy Corp.	1.91%
Oil Companies - Exploration & Production
CVR Refining LP	1.87%
Oil Refining & Marketing
Beach Energy, Ltd.	1.79%
Oil Companies - Exploration & Production
Rayonier Advanced Materials, Inc.	1.77%
Chemicals - Fibers
Northern Star Resources, Ltd.	1.74%
Gold Mining
Sandfire Resources NL	1.58%
Metal - Diversified
Teck Resources, Ltd.	1.57%
Diversified Minerals
Total Top 10 Equity Holdings	23.67%

Global Resources Fund	(unaudited)

Portfolio Allocation by Industry Sector* Based on Total Investments	December 31, 2017

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Precious Metals and Minerals Funds	(unaudited)

Management Team's Perspective

Introduction

The World Precious Minerals Fund (UNWPX and UNWIX) and the Gold and Precious Metals Fund (USERX) pursue an objective of long-term capital growth through investments in gold, precious metals and mining companies. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining and processing of precious minerals such as gold, silver, platinum and diamonds. Although this fund has the latitude to invest in a broad range of precious minerals, it currently remains focused on the gold sector. The Gold and Precious Metals Fund focuses on the equity securities of established gold and precious metals companies and pursues current income as a secondary objective.

World Precious Minerals Fund

Average Annual Performance	For the Periods Ended December 31, 2017
	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
World Precious Minerals Fund - Investor Class	-4.16%	-10.49%	-7.76%	n/a
World Precious Minerals Fund - Institutional Class (Inception 3/1/10)	-3.71%	-10.06%	n/a	-7.97%
NYSE Arca Gold Miners Index	12.47%	-11.69%	-5.48%	-6.76%
S&P 500 Index	21.83%	15.79%	8.50%	14.17%
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.
Gross expense ratio as stated in the most recent prospectus is 2.10% for the Investor Class and 2.71% for the Institutional Class. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90%. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time. See Definitions for Management Teams’ Perspectives for index definitions.
Please visit our website at www.usfunds.com for updated performance information for different time periods.

Precious Metals and Minerals Funds	(unaudited)

Gold and Precious Metals Fund

Average Annual Performance	For the Periods Ended December 31, 2017
	One Year	Five Year	Ten Year
Gold and Precious Metals Fund	13.07%	-7.27%	-3.55%
FTSE Gold Mines Index	10.23%	-10.40%	-5.34%
S&P 500 Index	21.83%	15.79%	8.50%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.
Gross expense ratio as stated in the most recent prospectus is 1.86%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90%. The Adviser can modify or terminate this arrangement at any time.
See Definitions for Management Teams’ Perspectives for index definitions.
Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Year in Review - Economic and Political Issues that Affected the Funds

Gold started 2017 strong despite the prospect of further interest rate hikes. Following the Federal Reserve’s 25 basis point rate hike in March, gold bounced over $20 the next day, reflecting that the decision was already baked into the price. Fed Chair Janet Yellen said the central bank intends to keep its monetary policy accommodative for “some time.” Gold rose 8.43 percent in the first quarter quarter, its best performance in a year.

China’s purchase of bullion bars in the first half of the year rose 51 percent. June imports of gold in India more than doubled compared to the same month last year, as consumers rushed to act before the country’s new tax law went into effect. Demand rose to 72 metric tons in June, up from 31.8 tons a year earlier. Sberbank, Russia’s largest bank, looked to finance the direct import of gold to India, according to Aleksei Kechko, managing director of the company’s Indian subsidiary. India is the world’s second largest importer of gold, and a direct trade between India and Russia would be beneficial to both countries. Russian officials have already signaled their desire to conduct transactions with BRICS nations (Brazil, Russia, India, China and South Africa) using gold, writes Russia Insider.

Precious Metals and Minerals Funds	(unaudited)

Amid unease over a congressional hearing on possible links between Russia and the Trump campaign, holdings in the world’s largest gold-backed ETF climbed to their highest-ever level in 2017 on the back of safe haven demand. In the two weeks through the end of May, hedge funds and other large speculators boosted their bullish bets on the precious metal 37 percent, the most since 2007, according to government data.

Perhaps the biggest gold miner story of the second quarter of 2017 was the reorganization of the index methodology for the VanEck Vectors Junior Gold Miners ETF (GDXJ). The ETF’s holdings in many of the junior names were approaching 20 percent of the outstanding shares, so their index group chose to downsize weightings in existing holdings by about 50 percent and reinvest the proceeds in more larger mid-tiered gold producers. This triggered a wave of price weakness throughout the junior gold stocks universe as much as $3 billion dollars of the $5.5 billion fund was projected to be sold in the June rebalancing and depressed values for the junior miners for much of the year.

North Korea fired a ballistic missile over Japan in August, sending gold to its highest level for the year. Gold bullion finished the third quarter up 3.11 percent after giving up about half of its quarterly gains as we entered September. This was led by 12 weeks of bullish outlook surveys of traders on bullion, but they turned somewhat pessimistic as President Trump began actively pushing his tax overhaul plan. This in turn led to somewhat of a pick-up in the value of the U.S. dollar as it hit 11-month lows. The gold price responded negatively to Fed officials’ announcement that the central bank would begin unwinding its $4.5 trillion balance sheet as soon as October and also signaled additional rate hikes in 2018 following a December hike.

2017 was the second year in a row that policy changes in India strained gold sales. Consumption was seen between 650 and 750 metric tons, compared to the annual average of around 850 tons in the previous half decade. The Indian government’s push to boost financial transparency cut consumption this year as they enacted a new consumer tax system. Gold prices in India were at their widest discount to international prices in 11 months.

The weakness of the dollar was a positive driver of the price, helping gold close the year up 13.09 percent. Nevertheless, traders were still reluctant to bet against gold even with impending tax cuts and rate hikes, thought to be negative for the yellow metal. Gold counter-intuitively rallied the last five times the Fed raised interest rates, leading some to believe gold had no reason not to rally again. Ray Dalio, manager of the world’s largest hedge fund at Bridgewater Associates, recommended that investors place 5 to 10 percent of their assets in gold. Dalio stated that given current geopolitical risks and the loss of faith in the effectiveness of our political processes, it would make sense to have a portion of a portfolio in gold as a hedge.

Investment Highlights

For the year ended December 31, 2017, the World Precious Minerals Fund Investor Class lost 4.16 percent and the Institutional Class fell 3.71 percent. The fund’s benchmark, the NYSE Arca Gold Miners Index, gained 12.47 percent on a total return basis.

The strategy of the World Precious Minerals Fund favors junior exploration and development stocks and mid-tiered producing stocks. These lower-capitalization stocks have historically outperformed senior gold mining companies over longer periods, as senior gold miners have typically acquired proven assets of junior gold companies rather than explored for new mining projects with capital-constrained budgets. The VanEck Vectors Junior Gold Miners ETF (GDXJ) down-weighting of the junior mining stocks at mid-year depressed the values of many of the stocks we held.

The Gold and Precious Metals Fund gained 13.07 percent for the year, outperforming its benchmark, the FTSE Gold Mines Index, which rose 10.23 percent on a total return basis. While focusing on established, gold-producing companies, the Gold and Precious Metals Fund holds a higher weighting of mid-tier stocks compared to its benchmark.

Both funds employed a defensive investment position from time to time in the past year with higher-than- average cash balances on hand to protect the liquidity of the funds. However, to maintain varying degrees of investment exposure to the gold market, the funds utilized some call options positions and directional ETFs, which are more liquid than options, to hedge the funds’ benchmark risks and provide optionality to upswings in gold stocks.

Precious Metals and Minerals Funds	(unaudited)

In addition to the rise in gold, silver finished the year up 6.42 percent, platinum only 2.99 percent. Palladium ended the year strongest with a gain of 50.25 percent, primarily driven by strong auto sales and greater need for pollution reduction, particularly in China.

Strengths

●
Kirkland Lake Gold became our largest position over the course of the year and was the best contributor to returns of our Gold and Precious Metals Fund (USERX), with a 195 percent return. Avoiding Barrick Gold in the World Precious Minerals Fund (UNWPX), relative to its large weighting in the fund’s benchmark, was the biggest positive contributor, as Barrick finished the year down 9 percent.

●
St. Barbara was the second best dollar gainer for USERX, with a 107 percent gain. The second best contributor to UNWPX was Novo Resources, with a 579 percent gain for the year. The market took a serious interest in Novo’s large gold nugget conglomerate discovery in Northwestern Australia.

●
The third best contributor to UNWPX was Cardinal Resources, which gained 141 percent in 2017. For USERX, our choice not to own Barrick Gold had the third highest attribution effect to fund performance relative to our benchmark.

Weaknesses

●
For both gold oriented funds, Klondex Mines was our worst dollar contributor, with shares falling 44 percent over the year. Klondex had purchased the True North Mine in Canada, out of receivership and the Hollister Mine from private holders in the past year. Essentially, guidance for the ramp up of the two operations, particularly True North, was too optimistic over the course of the year with poor communication from its public relations firm. After the end of the year, Klondex announced it would put True North on care and maintenance, and the PR firm was terminated. We expect to see the share price make up lost ground in 2018.

●	Jaguar Mining was the second biggest dollar detractor for USERX with the share price down 36 percent for the year. Barsele Minerals, down 30 percent, was the second largest dollar detractor for UNWPX.

●	Comstock Mining was the third largest detractor for USERX, sliding 70 percent over the course of the year, while UNWPX missed not owning Franco-Nevada, which gained 36 percent in 2017.

Current Outlook

Opportunities

●
China is preparing to launch a crude oil futures contract denominated in Chinese yuan and convertible into gold, the Nikkei Asian Review reports. This could potentially create the most important Asian oil benchmark and allow oil exporters to bypass the U.S.-dollar denominated benchmarks by trading in yuan. To make the yuan-denominated contract more attractive, China plans the yuan to be fully convertible in gold on the Shanghai and Hong Kong exchanges.

●
Gold miners have cut costs but trade at a fraction of peak valuations, reports Bloomberg Intelligence. Since peak levels in 2008, gold-miner valuations have fallen over 50 percent based on enterprise value-to-reserves and resources. Miners have cut staff, focused on shrinking debt and are using new technology to garner cost efficiencies. Valuations don’t yet reflect these efforts. So do the miners see the value opportunity? Yes. In fact, the Canadian Imperial Bank of Commerce (CIBC) reports that gold miners invested around $290 million in exploration companies during the first six months of 2017, the highest level recorded in the past decade. In addition, nearly half of equity raised by junior gold stocks on the Toronto Stock Exchange (TSX) last year were through direct investments—no previous year had exceeded 20 percent, the CIBC continues.

Precious Metals and Minerals Funds	(unaudited)

●
INK Research on gold stock sentiment was approaching a two-year high of 361 percent despite the growing popularity of bitcoin and digital currencies. The research showed insiders of gold mining companies were buying the gold stock dip as the year closed out, betting that gold could compete with cryptocurrencies as a form of insurance against unforeseen, negative market-moving events. Insiders buying stock in their own company generally is seen as a good sign to investors. In addition, the ratio of the S&P 500 Index relative to gold shows that gold is trading at a ratio of 0.50. The implication is that stocks, with record valuation levels, are expensive relative to gold.

Threats

●
The world’s 20 leading gold producers’ share of metal output is expected to fall to its lowest level in a decade in 2019, according to Bloomberg industry analyst Eily Ong. The mining group’s share of world output fell from 47 percent in 2010 to 39 percent in 2016, and it could fall even further by 2019. As gold producers’ focus shifts from volume to profitable ounces, their existing gold mines’ life expectancies have also declined. With few deals completed in 2017 and negative investor relations, the total value of mining deals involving North American companies is $3.7 billion, down 40 percent from the same time in 2016. Possible explanations for the lack of deals may center on displeasure with results of transactions in prior years.

●
Gold consumption in the world’s second biggest importer, India, was on track to hit a seven-year low in 2017 after tax and regulatory changes dampened demand, according to the World Gold Council (WGC). Factors hampering demand included increased purity standard, a revised anti-money laundering act and an uneven monsoon season that hurt income.

●
New tax reform will sharply reduce interest deductibility on tax returns, which will raise the effective cost of debt relative to cash flow and ultimately stifle companies to raise debt for buybacks. A sharp fall in buybacks will lower net U.S. stock purchases and lower bank lending and credit issuance, which will tighten liquidity. This comes at a time when U.S. corporate investment is at its lowest in history, according to a Macro Strategy Partnership. Goldman Sachs warns of an eventual bear market as the current prolonged bull market has left a measure of average valuation at the highest since 1900, reports Christopher Anstey of Bloomberg. Goldman Sachs strategists wrote “all good things must come to an end,” adding that the average valuation across equity, bonds and credit in the U.S. is currently at an all-time high of 90 percent.

Precious Metals and Minerals Funds	(unaudited)

The section labeled Portfolio of Investments contains a complete list of the funds’ holdings.

World Precious Minerals Fund
Top 10 Equity Holdings (Based on Net Assets)	December 31, 2017
Klondex Mines, Ltd.	13.65%
Gold Mining
Cardinal Resources, Ltd.	4.30%
Metal - Diversified
TriStar Gold, Inc.	4.21%
Gold Mining
Barsele Minerals Corp.	3.67%
Precious Metals
Dolly Varden Silver Corp.	3.36%
Precious Metals
Roxgold, Inc.	2.84%
Precious Metals
Nano One Materials Corp.	2.27%
Advanced Materials/Production
Mirasol Resources, Ltd.	2.19%
Gold Mining
Auryn Resources, Inc.	2.06%
Diversified Minerals
Pretium Resources, Inc.	1.94%
Gold Mining
Total Top 10 Equity Holdings	40.49%

Portfolio Allocation by Industry* Based on Total Investments	December 31, 2017

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Precious Metals and Minerals Funds	(unaudited)

Gold and Precious Metals Fund
Top 10 Equity Holdings (Based on Net Assets)	December 31, 2017
Klondex Mines, Ltd.	13.07%
Gold Mining
Kirkland Lake Gold, Ltd.	10.65%
Gold Mining
St Barbara, Ltd.	8.87%
Gold Mining
AuRico Metals, Inc.	4.52%
Metal - Diversified
Leagold Mining Corp.	4.38%
Gold Mining
Wesdome Gold Mines, Ltd.	3.92%
Gold Mining
Newmont Mining Corp.	3.72%
Gold Mining
Westgold Resources, Ltd.	3.42%
Gold Mining
Sandstorm Gold, Ltd.	2.97%
Gold Mining
Rye Patch Gold Corp.	2.87%
Gold Mining
Total Top 10 Equity Holdings	58.39%

Portfolio Allocation by Industry* Based on Total Investments	December 31, 2017

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Emerging Europe Fund	(unaudited)

Management Team's Perspective

Introduction

The investment objective of the Emerging Europe Fund (EUROX) is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in the emerging markets of Europe.(1)

Performance Graph
Emerging Europe Fund

Average Annual Performance	For the Periods Ended December 31, 2017
	One Year	Five Year	Ten Year
Emerging Europe Fund	22.73%	-3.72%	-7.41%
MSCI Emerging Markets Europe 10/40 Index (Net Total Return)	20.34%	-2.75%	-4.63%
S&P 500 Index	21.83%	15.79%	8.50%

*    Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.
Gross expense ratio as stated in the most recent prospectus is 2.33%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.85%. The Adviser can modify or terminate this arrangement at any time.
See Definitions for Management Teams’ Perspectives for index definitions.
Please visit our website at www.usfunds.com for updated performance information for different time periods.

(1)
The following countries are considered to be in the emerging Europe region: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, the Czech Republic, Estonia, FYR Macedonia, Georgia, Greece, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine.

Emerging Europe Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

Post-communist countries of Central and Eastern Europe (CEE) had a great year. Their rapidly developing economies were supported by strong global manufacturing activity and an acceleration in Western Europe growth. The emerging markets also benefited from the weaker U.S. dollar despite the Federal Reserve delivering three rates hikes. The Czech koruna and Polish zloty were the best performing currencies in the world, both appreciating more than 20 percent each against the dollar.

Poland was the best performing market this year. Its strengthening economy was supported by rising domestic demand and a pick-up in spending. Wages continued to grow and the labor market tightened further. Social programs implemented at the beginning of the year increased disposable income levels. Stronger real gross domestic product (GDP) and fiscal discipline contributed to smaller government budget deficits. However, the far-right-wing Law & Justice party (PiS), currently Poland’s largest, implemented media and judicial system reforms that were heavily criticized by the European Commission. The Commission launched Article 7 against Poland, which could end up losing its voting rights in the eurozone, the first such case in the European Union’s (EU) history. There is also a potential threat that Poland could be cut out of EU funds in the future. As of 2017, Poland was the largest recipient of EU funds, receiving 86 billion euros over the 2014-2020 cycle.

The Czech Republic was the second best performing market within the CEE countries. Economic growth was strong, supported by rising consumption and a record low unemployment rate. General elections were held in October, and as expected, the centrist populist ANO (Action for Dissatisfied Citizens) party, led by Andrej Babis, declared victory. The country’s newly elected government should be positive for growth for the next few years. The Czech National Bank dropped the currency floor in April. It also hiked its main rate by 20 basis points in August and a further 25 basis points in November, making it the first European country to start tightening policy.

The Greek market also outperformed in the past year. Greece is showing stronger signs of economic recovery. The unemployment rate was still at a very high level of 20 percent, but it is the lowest level since 2006. Industrial production picked up, and economic growth improved. Greece successfully held its first bond sale since 2014, which boosted investor sentiment. The country’s multiyear bailout program may end in August 2018, and the country will stop passing new austerity measures in exchange of money.

Turkey had a volatile year. After the failed coup attempt in July 2016, the country’s government implemented a slew of fiscal and monetary measures in order to stimulate the economy, supporting equities. Towards the end of this year, the economy started to show signs of overheating, with GDP reaching 7 percent in the third quarter. Headline inflation was higher by about 300 basis points from 8.5 percent at the end of 2016. The lira depreciated against the dollar by a further 7 percent in 2017. In April, Turkey approved a presidential system that gave additional power to President Recep Erdogan. Throughout the year, Erdogan pressed the government and central bank to boost economic activity, overlooking the country’s depreciating currency on a deteriorating political relationship between the U.S. and the eurozone.

Hungary experienced strong economic growth, supported by an expansionary fiscal policy, loose monetary policy and strong wage growth and tax relief. At the beginning of the year, Hungary cut its corporate tax rate to 9 percent, the lowest level in the EU, as well as one of the lowest anywhere in the world. In 2016 its current account surplus was at an historical high of 6.1 percent of GDP, and in 2017 the current account continued to perform well.

Russia was the worst performing market this year. After President Donald Trump won the U.S. presidential election at the end of 2016, investors were hoping for a removal of sanctions imposed on Russia for the annexation of Crimea as well as an improved relationship between the two countries. However, even tougher sanctions were imposed on Russia for meddling in the 2016 presidential election. The federation’s inflation is at a post-Soviet record low and its central bank has been cutting its main rate, but industrial production was still weak. Geopolitical noise kept the Moscow Exchange from moving higher, in-line with other emerging markets.

Emerging Europe Fund	(unaudited)

Investment Highlights

Overview

For the year ended December 31, 2017, the fund gained 22.7 percent, outperforming its benchmark, the MSCI Emerging Markets Europe 10/40 Index (Net Total Return), which appreciated 20.3 percent.

Poland, the Czech Republic, Greece, Turkey and Hungary outperformed the benchmark, while Russia underperformed. On a sector basis, industrials, consumer discretionary, finance and health care were the best-performing sectors, while materials, utilities, telecommunications, energy, information technology, real estate and consumer staples underperformed.

Strengths

●	The fund’s underweight of Russia as well as overweight of Austria had the most positive impact on the fund’s performance relative to its benchmark.

●	The fund’s overweight in industrials and underweight in energy had the most positive effect on the fund’s performance relative to its benchmark.

●	Sberbank of Russia made the largest single contribution to the performance of the fund.

Weaknesses

●	The fund’s underweight of Poland had the most negative impact on the fund’s performance relative to its benchmark.

●	The fund’s underweight in financials had the most negative effect on the fund’s performance relative to its benchmark.

●	The Direxion Daily Russia Bull 3X ETF (RUSL) was the single worst contributor to the performance of the fund.

Current Outlook

Opportunities

●
Economic growth in central emerging Europe could remain strong next year. Analysts at Wood & Company have a positive stance toward emerging market equites. However, given the strong performance of the stock market in 2017, the group prefers to be selective. Poland, Hungary and Romania are the preferred markets aimed at the strong expansion momentum and moderate valuations. Wood & Company also takes a more positive stance on Greece given the ongoing economic recovery, while also warning that volatility will persist. They are cautiously positive on Russia, expecting continued monetary easing via further rate cuts.

●
Goldman Sachs expects the Russian oil sector’s dividends to rise 20 percent in 2018, while the other large global oil companies are expected to maintain flat dividends. Higher oil prices and lower capital spending should boost Russian oil’s free cash flow by 50 percent in 2018, allowing companies to increase their dividend payouts.

●
Central emerging Europe may benefit from Brexit as companies are expected to relocate their businesses ahead of the U.K.’s departure from the EU. Some companies already announced plans to relocate their businesses to Poland and Hungary as central emerging Europe has a highly educated workforce with growing wages, though they still remain well below Western labor costs.

Emerging Europe Fund	(unaudited)

Threats

●
Following 2017 elections in Germany, France and the U.K., Italy will hold general elections on March 4, 2018. The parliament’s current five-year term runs out in May. Recent polls and local election results suggest that Italy’s Northern League, an anti-EU and anti-immigration party, has a chance at governing in a coalition with the center-right Forza Italia party. Italy is the fourth-largest economy in Europe, and its next government will have to work on reducing debt, improving its banking system and breaking out of stagnation.

●
Russia was the worst performing market this year, and next year could be volatile for Russian equities. Broader sanctions might be introduced on Russia in 2018 as part of the U.S. bill signed into law in August of 2017. The new sanctions could include restrictions on investment in Russia’s sovereign debt and an extension of the sanctioned individual’s list. In March, Russia will hold presidential elections. It is widely expected that Vladimir Putin, who has been actively serving the country since the end of 1999, will win again. However, investors need to wait and see what new social-economic program will be implemented for the next six-year presidential term.

●
In 2017, the Czech Republic hiked its main rate twice. The first rate increase of 20 basis points took place in August and another 25 basis points hike followed in November. This year, more central emerging Europe countries may start hiking rates as inflation recovers and economic growth strengthens.

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.
Top 10 Equity Holdings (Based on Net Assets)	December 31, 2017
Sberbank of Russia PJSC, ADR	10.66%
Commercial Banks Non-US
LUKOIL PJSC, ADR	6.82%
Oil Companies - Integrated
Tatneft PJSC, ADR	2.24%
Oil Companies - Integrated
Evraz PLC	1.79%
Steel - Producers
Aegean Airlines SA	1.59%
Airlines
Tofas Turk Otomobil Fabrikasi AS	1.56%
Automotive - Cars & Light Trucks
Tekfen Holding AS	1.51%
Diversified Operations
MOL Hungarian Oil & Gas PLC	1.51%
Oil Companies - Integrated
Allianz SE	1.46%
Multi-line Insurance
Severstal PAO PJSC, GDR	1.42%
Steel - Producers
Total Top 10 Equity Holdings	30.56%

Emerging Europe Fund	(unaudited)

Country Distribution* Based on Total Investments	December 31, 2017

*	Country distribution shown is based on domicile. The locale of company operations may be different.

China Region Fund	(unaudited)

Management Team's Perspective

Introduction

The China Region Fund (USCOX) seeks long-term growth of capital. The fund invests in both established and emerging companies registered and operating in the China region.(1)

Performance Graph
China Region Fund

Average Annual Performance	For the Periods Ended December 31, 2017
	One Year	Five Year	Ten Year
China Region Fund	57.67%	9.03%	-0.81%
Hang Seng Composite Index	37.23%	5.70%	0.49%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.
Gross expense ratio as stated in the most recent prospectus is 2.76%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.55%. The Adviser can modify or terminate this arrangement at any time.
See Definitions for Management Teams’ Perspectives for index definitions.
Please visit our website at www.usfunds.com for updated performance information for different time periods

(1)
The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea and includes: the People’s Republic of China (PRC or China), Bangladesh, Cambodia, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Myanmar, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand and Vietnam.

China Region Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

2017 stands in stark contrast to 2016. While 2016 kicked off with a gloomy start amid a global selloff, 2017 steadily and powerfully scaled the proverbial wall of worry, defiantly bucking several geopolitical and economic concerns along the way.

In late 2016, Chinese President Xi Jinping expressed that he would be “comfortable” with a 2017 gross domestic product (GDP) growth rate below 6.5 percent as leadership sought to prioritize stability and risk control above growth for growth’s sake. But in spite of lowered expectations and a number of naysaying analyst reports around the start of the year, China’s 2017 growth handily outperformed expectations, with a steady pace of year-over-year GDP prints coming in at 6.9 percent (first quarter), 6.9 percent (second quarter) and 6.8 percent (third quarter). Now, with the release of the East Asian behemoth’s final quarterly GDP reading approaching, most analysts anticipate a healthy fourth-quarter reading of 6.7 percent, rounding out the year’s overall economic outperformance of expectations.

China’s Purchasing Manager’s Indices (PMIs) also reflected steady growth. The official PMI finished 2017 at 51.6, up mildly from the end of 2016’s reading of 51.4 but marking reasonably consistent, expansionary growth (i.e., readings above 50.0). Official government readings for non-manufacturing PMI finished at 55.0, just below its highest reading for the year and up from last year’s final reading of 54.5. The private Caixin China Manufacturing PMI constitutes the only major reading to finish down from last year, as the traditionally more export-oriented measurement clocked in at 51.5 for the December period, comfortably expansionary but down a touch from last year’s final reading of 51.9. Finally, the Caixin China Services PMI finished out quite strongly at the year’s high of 53.9, up from last year’s final December reading of 53.4.

Certainly such economic outperformance played out in price as the fund’s benchmark, the Hang Seng Composite Index (HSCI), jumped 37.23 percent for the year (among the planet’s best-performing indices for 2017), underpinned by solid gains in corporate earnings and significantly better sentiment than in 2016. Information technology dominated the gains for the HSCI, rising just over 92 percent for the year, though consumer goods and properties and construction also put in strong performances, climbing 51.30 and 48.84 percent respectively. Auto names performed tremendously well in 2017—and constituted a solid portion of the fund’s outperformance—while Macau names began to creep back into play as four trailing quarters of profitability and growth started turning heads once more. It seems that Chinese growth may well be back.

Indeed the growth extends far beyond China, and the latter portion of 2017 remains notable for the increasingly consensus view of—for the first time in several years—synchronized global growth. Most of the world’s major economies are chugging along steadily at this point, with the U.S. firmly amid a rate-hiking cycle even as Europe is actually talking tapering. Meanwhile, Britain bucks the brunt of Brexit and the FTSE 100 Index soars to new all-time highs, Abenomics continues to keep Japan humming for the moment and China beats expectations for growth even amid fierce deleveraging. The dollar is weaker; the yen is reasonably steady; the yuan, euro, and pound sterling notably stronger. Commodities have perked up. Things actually seem, from an economic standpoint—dare we say?—just fine at the moment, perhaps even rosy.

To be sure, the relative optimism and stability of global markets may well be the story of 2017. What of the paradigm-shifting rhetorical bluster and hullaballoo around the inauguration of U.S. President Donald Trump? It was taken in stride. The Twitter and media proxy wars between North Korea’s Kim Jong Un and President Trump have, thus far, also been taken in stride, as narcissistic bluster and ultimately not much more. Xi Jinping’s consolidation of clout, amid the recent Party Congress, as the Chinese Communist Party’s most powerful ruler since Deng Xiaoping and Mao Zedong—with no heir apparent? This too is taken in stride, maybe even celebrated in some quarters.

Perhaps global markets collectively recognized the economic and geopolitical possibilities, for U.S. markets are at highs and Trump’s desired tax reform bill has now passed into law, despite some earlier legislative setbacks. North Korea launched several missiles with increasingly concerning capabilities, and yet sanctions—agreed to by China and pushed through the United Nations (UN)—may be taking a bite as North and South Korea have actually returned to open and formal negotiations, even as the world seems increasingly comfortable discussing (if not wholly acquiescing to) the notion of a nuclear—and, one hopes, a responsible—North Korea. And while President Xi’s concentration of power and reassertion of Party centrality and authority come, perhaps, with certain potential longer term price tags, at the same time the steady deleveraging, ongoing anticorruption purges, and crackdown on capital outflows have offered consistency, stabilization of the yuan, and some domestic Chinese optimism. This in turn has delivered returns in the market and—importantly for Hong Kong—continued southbound flows to take advantage of broader opportunities and H-share discounts.

China Region Fund	(unaudited)

China’s monthly report on foreign exchange reserves demonstrated the sort of stability apparently sought by the market after 2016’s scares about outflows. Following a single, brief drop in January below the $3 trillion mark, foreign exchange reserves rose steadily throughout every other remaining month in 2017, finishing the year at $3.139 trillion. Along with this success in the yuan’s stabilization came impressive progress in its internationalization: the long-awaited inclusion of the A-shares in MSCI’s Emerging Markets Index, a sure step forward for broadening the base of international investors in Chinese equities as well as China’s renminbi.

Investment Highlights

Overview

For the year ended December 31, 2017, the China Region Fund soared 57.67 percent, handily outperforming the benchmark Hang Seng Composite Index (HSCI), which advanced 37.23 percent in total return.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnover may prove to be more than 100 percent in the future, as it has in the past.

Strengths

●
Within the broader China region, Malaysia and Singapore proved most helpful with respect to positive contributions from country allocation to fund performance for the year. Notably, of course, with a strong bull market in the fund’s benchmark domicile of Hong Kong, a significant majority of the fund’s allocations were correspondingly focused upon Hong Kong, where the fund achieved significant outperformance primarily through stock selection.

●
Stock selection within the financials, consumer goods and industrials sectors constituted the largest sector alpha generators for the fund. Sector allocations within information technology proved most successful.

●
Geely Automobile Holdings, Sunny Optical Technology Group and BYD Electronic International finished the year as the top three positive single stock contributors to fund performance. The stocks climbed 268.62 percent, 195.86 percent and 180.26 percent, respectively, over the course of 2017.

Weaknesses

●
Outside of Hong Kong, diversifying country allocations—although relatively minor—to Indonesia, the Philippines, South Korea and Thailand underperformed very mildly. South Korea’s spat with China over the Terminal High Altitude Area Defense (THAAD) missile system briefly impacted some of the fund’s South Korean holdings.

●	The largest net detraction for the fund with respect to sector allocation actually came from cash.

●
China Railway Group, Texhong Textile Group and China Communications Services detracted the most from fund performance for the year in terms of absolute performance. Notably, however, the largest stock detractor for the Fund over the course of 2017 was the fund’s relative underweighting of tech giant (and index heavyweight) Tencent Holdings.

China Region Fund	(unaudited)

Current Outlook

Opportunities

●
China’s growing middle class—like other middle classes in the region—continues its ascent, perpetuating existing thematic trends in areas like tourism, automobiles and health care. This middle class story remains unchanged from the end of 2016, was aptly demonstrated throughout 2017 and is unlikely to change in 2018.

●
The market seems to view the admittedly horrifying prospects of another war on the Korean peninsula—or within the broader region—as a relatively minor possibility. This is encouraging. That the North and South have returned to formal discussions is similarly encouraging (as is the fact that the U.S. is not seeking to prevent such dialogue).

●
Chinese authorities recently telegraphed an intention to delay the implementation of a property tax, perhaps to 2020, affording property names a bit of respite and an improved 2018 outlook as the year kicks off.

Threats

●
In 2017, Xi Jinping called for his comrades’ patriotism over profits, and for the building up of national champions. This provides for what may amount to rousing speech material, but it raises some questions as to how such a philosophy might play out in time. The government already discouraged companies from making overseas deals amid the crackdown on capital outflows early in 2017. Now there loom additional questions as to whether, or perhaps which, companies might receive the favor of the state in becoming national champions.

●
Clearly, a nuclear North Korea must also be given serious consideration as a threat. Increased distances in intercontinental ballistic missile (ICBM) potential strike capabilities are concerning, as is the prospect of conventional or regional engagements. Once again, this prospect seems remote, but not irrelevant.

●	It is conceivable that the pace of growth in China may slow, perhaps even beyond what analysts anticipate.

China Region Fund	(unaudited)

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2017
Geely Automobile Holdings, Ltd.	10.02%
Automotive - Cars & Light Trucks
Tencent Holdings, Ltd.	8.69%
Internet Application Software
Sunny Optical Technology Group Co., Ltd.	6.69%
Photo Equipment & Supplies
Ping An Insurance Group Co. of China, Ltd., Class H	5.16%
Multi-line Insurance
Country Garden Holdings Co., Ltd.	4.50%
Real Estate Operating/Development
Guangzhou Automobile Group Co., Ltd., Class H	4.36%
Automotive - Cars & Light Trucks
AAC Technologies Holdings, Inc.	3.86%
Electronic Components - Miscellaneous
ASM Pacific Technology, Ltd.	3.59%
Semiconductor Equipment
Nexteer Automotive Group, Ltd.	3.36%
Automotive/Truck Parts & Equipment - Original
Man Wah Holdings, Ltd.	3.28%
Retail - Home Furnishings
Total Top 10 Equity Holdings	53.51%

Country Distribution* Based on Total Investments	December 31, 2017

*	Country distribution shown is based on domicile and not intended to conform to the China region definition in the prospectus. The locale of company operations may be different.

U.S. Government Securities Ultra-Short Bond
Portfolio of Investments	December 31, 2017

United States Government and Agency Obligations 98.04%	Coupon Rate %	Maturity Date	Principal Amount	Value
Federal Farm Credit Bank 43.76%
Fixed Rates:
	5.05	06/22/18	$500,000	$508,275
	1.95	08/28/18	100,000	100,181
Floating Rates:
(Federal Reserve Bank Prime Loan + (3.08)%)	1.42	03/11/19	7,000,000	7,001,548
(U.S. Treasury 3 Month Bill Money Market Yield + 0.15%)	1.60	04/12/19	3,000,000	3,004,776
(U.S. Treasury 3 Month Bill Money Market Yield + 0.09%)	1.54	06/19/19	8,000,000	8,011,619
(USD 1 Month LIBOR + 0.03%)	1.56	03/22/18	3,000,000	3,001,328
				21,627,727
Federal Home Loan Bank 49.88%
Fixed Rates:
	1.13	03/29/18	750,000	749,529
	1.13	04/25/18	5,000,000	4,994,820
	1.00	06/12/18	1,000,000	997,436
	5.38	08/15/18	480,000	490,919
	1.00	08/28/18	4,000,000	3,981,552
	1.75	12/14/18	3,000,000	2,997,363
	1.50	03/08/19	4,000,000	3,979,924
	1.50	04/26/19	5,500,000	5,473,375
	1.20	05/23/19	1,000,000	990,220
				24,655,138
Tennessee Valley Authority 4.40%
Fixed Rates:
	1.75	10/15/18	2,174,000	2,174,429

Investments, at value 98.04%				48,457,294
(cost $48,519,073)
Other assets and liabilities, net 1.96%				969,447

Net Assets 100.00%				$49,426,741

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund
Portfolio of Investments	December 31, 2017

Municipal Bonds 99.23%	Coupon Rate %	Maturity Date	Principal Amount	Value
Alabama 1.61%

City of Bessemer Electric Revenue, Alabama, Refunding, RB AGM	3.10	12/01/21	$100,000	$103,209
City of Pelham, Alabama, GO Unlimited	2.00	02/01/18	130,000	130,060
Limestone County Water & Sewer Authority, Alabama, Refunding, RB	2.25	12/01/21	365,000	366,847
University of South Alabama, Alabama, Refunding, RB	5.00	11/01/18	500,000	514,040
				1,114,156
Alaska 0.87%
Municipality of Anchorage, Alaska, GO Unlimited, Series A	5.00	09/01/26	500,000	598,960

Arizona 0.62%
City of Tempe, Arizona, GO Unlimited, Series A	2.00	07/01/19	220,000	221,555
McAllister Academic Village, LLC, Arizona State University Hassayampa, Arizona, Refunding, RB	5.75	07/01/18	200,000	204,252
				425,807
Arkansas 1.96%
Atkins School District No. 18, Arkansas, Refunding, GO Limited	1.00	02/01/19	420,000	415,510
Cave City School District No. 2-A, Arkansas, Refunding, GO Limited	1.00	02/01/19	260,000	256,802
City of Hot Springs Wastewater Revenue, Arkansas, RB	4.00	12/01/19	510,000	530,783
Paris School District No. 7, Arkansas, Refunding, GO Limited	1.00	06/01/18	150,000	149,407
				1,352,502
California 0.99%
California Statewide Communities Development Authority, Enloe Medical Center, California, RB, Series A	5.25	08/15/18	340,000	348,109
Newman-Crows Landing Unified School District, California, Refunding, GO Unlimited AGM	4.00	08/01/19	115,000	119,283
Riverside County Redevelopment Successor Agency, California, Refunding, Tax Allocation Bond	5.00	10/01/19	200,000	211,576
State of California, California, GO Unlimited	5.00	12/01/19	5,000	5,013
				683,981

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund
Portfolio of Investments	December 31, 2017

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value
Colorado 1.78%
City & County of Denver Airport System Revenue, Colorado, RB, Series B	5.00	11/15/27	$300,000	$346,656
City of Glendale, Colorado, Refunding, COP AGM	5.00	12/01/25	750,000	885,075
				1,231,731
District of Columbia 0.46%
District of Columbia, District of Columbia, RB, Series A	5.25	12/01/27	300,000	320,232

Florida 5.44%
Citizens Property Insurance Corp., Senior Secured, Coastal Account, Florida, RB, Series A-1	4.00	06/01/18	100,000	101,023
City of Jacksonville, Florida, Refunding, RB, Series C	5.00	10/01/20	270,000	294,241
City of Leesburg, Florida, Refunding, RB	5.00	10/01/21	405,000	449,230
City of Margate Water & Sewer Revenue, Florida, Refunding, RB AGM	4.00	10/01/19	250,000	259,662
City of Miramar, Florida, Refunding, RB	5.00	10/01/22	305,000	348,289
County of St. Johns, Florida, Refunding, RB AGM	5.00	10/01/20	310,000	335,832
Escambia County Health Facilities Authority, Baptist Hospital, Inc. Project, Florida, RB, Series A	5.00	08/15/19	290,000	304,477
Florida Department of Management Services, Florida, Refunding, COP, Series A	5.00	08/01/19	500,000	527,020
Florida Department of Management Services, Florida, COP, Series A	5.00	08/01/24	340,000	350,288
Hillsborough County School Board, Florida, Refunding, COP, Series A	4.25	07/01/25	300,000	315,969
Miami-Dade County Expressway Authority, Florida, RB, Series A	5.00	07/01/21	430,000	476,707
				3,762,738
Georgia 2.20%
Carroll City-County Hospital Authority, Tanner Medical Center, Inc. Project, Georgia, RB	5.00	07/01/18	600,000	610,308
Gwinnett County Hospital Authority, Georgia, RB, Series B AGM	5.00	07/01/18	250,000	254,208
Municipal Gas Authority of Georgia, Toccoa Project, Georgia, Refunding, RB AGM	5.00	06/01/22	600,000	656,976
				1,521,492

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund
Portfolio of Investments	December 31, 2017

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value
Idaho 0.36%
Idaho Housing & Finance Association, Grant & Revenue Anticipation, Federal Highway Trust Fund, Idaho, RB, Series A	5.00	07/15/21	$225,000	$249,377

Illinois 5.16%
Chicago Board of Education, Illinois, GO Unlimited, Series A NATL	5.25	12/01/19	300,000	314,493
Chicago O'Hare International Airport, Gen-Third Lien, Illinois, RB, Series C AGC	5.25	01/01/23	250,000	266,265
Clinton Bond Fayette Etc Counties Community College District No. 501 Kaskaskia, Illinois, Refunding, GO Unlimited	5.75	12/01/19	500,000	534,390
County of Du Page, Jail Project, Illinois, Refunding, GO Unlimited	5.60	01/01/21	270,000	286,179
Du Page County School District No. 33 West Chicago, Illinois, Refunding, GO Unlimited, Series B	4.00	12/01/21	1,000,000	1,075,260
Metropolitan Pier & Exposition Authority, Illinois, Refunding, RB NATL ◊	1.70	06/15/18	400,000	397,300
Metropolitan Pier & Exposition Authority, Illinois, Refunding, RB NATL ◊	1.70	06/15/18	15,000	14,816
Regional Transportation Authority, Illinois, RB, Series A, AMBAC	7.20	11/01/20	95,000	104,191
Village of Fox Lake, Debt Certificates, Illinois, RB, Series B	3.00	11/01/19	265,000	270,448
Will Grundy Etc Counties Community College District No. 525, Joliet Junior College, Illinois, GO Unlimited	6.25	06/01/22	300,000	305,838
				3,569,180
Indiana 1.40%
Clark-Pleasant School Building Corp., Indiana, Refunding, RB	5.00	01/15/19	275,000	284,716
Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Indiana, Prefunding, RB, Series 2007-L NATL	5.25	01/01/33	305,000	305,000
Merrillville Redevelopment Authority, Indiana, Tax Allocation Bond	5.00	08/15/20	350,000	377,653
				967,369

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund
Portfolio of Investments	December 31, 2017

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value
Iowa 0.93%
City of Clive, Iowa, Refunding, GO Unlimited, Series A	2.00	06/01/19	$235,000	$236,469
Iowa State Board of Regents, University of Iowa Hospitals and Clinics, Iowa, Refunding, RB, Series A	3.00	09/01/19	400,000	408,608
				645,077
Kentucky 0.81%
Louisville & Jefferson County Metropolitan Sewer District, Kentucky, RB, Series A	5.00	05/15/23	500,000	560,690

Louisiana 1.32%
State of Louisiana, Louisiana, Prefunding, GO Unlimited, Series A	5.00	08/01/26	800,000	911,624

Michigan 4.86%
City of Wyoming, Water Supply System, Michigan, Refunding, RB	4.00	06/01/20	215,000	225,537
Detroit Local Development Finance Authority, Michigan, Refunding, Tax Allocation Bond, Series A	5.38	05/01/18	35,000	34,999
Gibraltar School District, Michigan, Refunding, GO Unlimited AGM	5.00	05/01/21	475,000	509,376
Michigan Public Power Agency, AFEC Project, Michigan, RB, Series A	4.50	01/01/19	280,000	287,109
Michigan State Hospital Finance Authority, Trinity Health, Michigan, RB, Series A	6.00	12/01/18	200,000	207,924
Oxford Area Community School District, Michigan, Refunding, GO Unlimited, Series A Q-SBLF	5.00	05/01/22	365,000	413,574
Portage Public Schools, School Building & Site, Michigan, Prefunding, GO Unlimited AGM	5.00	05/01/20	300,000	303,561
Romeo Community School District, Michigan, Refunding, GO Unlimited Q-SBLF	3.00	05/01/18	500,000	502,270
State of Michigan Trunk Line Revenue, Michigan, Refunding, RB	4.50	11/01/26	105,000	110,073
Wayne County Airport Authority, Detroit Metropolitan Airport, Michigan, Refunding, RB, Series C	4.00	12/01/19	255,000	266,029
Zeeland Public Schools, Michigan, Refunding, GO Unlimited	5.00	05/01/18	490,000	495,738
				3,356,190

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund
Portfolio of Investments	December 31, 2017

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value
Minnesota 0.30%
Lake Washington Sanitary District, Minnesota, GO Unlimited, Series A AGM	2.00	02/01/18	$205,000	$205,102

Mississippi 0.58%
Rankin County School District, Mississippi, Refunding, GO Limited	2.00	08/01/19	400,000	402,668

Missouri 3.61%
City of Kansas City, Missouri, Refunding, RB, Series B	5.00	08/01/19	650,000	683,039
City of Kansas City Water Revenue, Missouri, RB, Series F AGM	4.00	12/01/22	250,000	275,490
County of Jackson, Truman Sports Complex Project, Special Obligation, Missouri, Refunding, RB	5.00	12/01/18	215,000	221,504
Missouri State Board of Public Buildings, Missouri, RB, Series A	3.00	04/01/26	750,000	786,878
Missouri State Regional Convention & Sports Complex Authority, Missouri, Refunding, RB, Series A	5.00	08/15/19	500,000	527,100
				2,494,011

Nevada 0.48%
Las Vegas Valley Water District, Nevada, Refunding, GO Limited, Series D	5.00	06/01/27	315,000	329,881

New Hampshire 0.58%
New Hampshire Health and Education Facilities Authority Act, Southern New Hampshire University, New Hampshire, RB	5.00	01/01/18	400,000	400,000

New Jersey 3.75%
Camden County Improvement Authority, New Jersey, Refunding, RB	4.00	01/15/18	600,000	600,516
City of Atlantic City, Tax Appeal, New Jersey, Refunding, GO Unlimited	4.00	11/01/18	500,000	496,870
Hudson County Improvement Authority, North Hudson Regional Fire, New Jersey, Refunding, RB, Series A AGM	5.63	09/01/18	400,000	410,564

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund
Portfolio of Investments	December 31, 2017

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value
New Jersey (cont’d)
Middlesex County Improvement Authority, New Jersey, RB	5.00	07/01/25	$425,000	$514,645
Passaic Valley Sewerage Commission, New Jersey, RB, Series G	5.75	12/01/21	500,000	568,375
				2,590,970
New York 9.54%
City of New York, New York, GO Unlimited, Series B	5.00	08/01/19	400,000	420,972
City of New York, New York, GO Unlimited, Series E	5.25	08/01/22	875,000	1,007,484
City of New York, New York, GO Unlimited, Series I	5.00	08/01/22	1,000,000	1,140,470
Greece Central School District, New York, GO Unlimited	2.00	06/15/19	455,000	458,381
Long Island Power Authority, New York, RB, Series B	5.00	09/01/21	465,000	516,782
Nassau County Industrial Development Agency, New York Institute of Technology Project, New York, Refunding, RB, Series A	5.00	03/01/21	350,000	374,629
New York State Dormitory Authority, New York, Refunding, RB, Series B	5.00	02/15/26	750,000	916,530
New York State Urban Development Corp., New York, RB, Series A-2 NATL	5.50	03/15/19	615,000	644,206
New York State Urban Development Corp., New York, Refunding, RB, Series D	5.50	01/01/19	250,000	259,783
Sodus Central School District, New York, Refunding, GO Unlimited	3.00	06/15/18	640,000	644,256
Town of North Castle, Public Improvement, New York, GO Unlimited	3.88	12/01/22	210,000	210,477
				6,593,970
North Carolina 2.47%
City of Charlotte, Equipment Acquisition & Public Facilities, North Carolina, COP, Series A	5.00	10/01/21	1,000,000	1,090,350
County of Beaufort, North Carolina, RB	5.00	06/01/21	200,000	220,102
North Carolina Municipal Power Agency No. 1, North Carolina, Refunding, RB	5.25	01/01/20	400,000	400,000
				1,710,452
Ohio 2.13%
City of Cleveland Parking Facility Revenue, Ohio, Refunding, RB AGM	5.25	09/15/22	130,000	149,678
City of Columbus, Ohio, GO Limited, Series B	4.00	04/01/26	325,000	372,574
County of Erie, Ohio, Refunding, GO Limited	4.25	10/01/25	305,000	349,539

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund
Portfolio of Investments	December 31, 2017

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value
Ohio (cont’d)
County of Hamilton, Ohio, Refunding, GO Limited, Series A	5.00	12/01/24	$500,000	$599,575
				1,471,366
Oklahoma 0.47%
Oklahoma Agricultural & Mechanical Colleges, Oklahoma State University, Oklahoma, RB, Series A	5.00	08/01/21	300,000	323,676

Oregon 0.31%
Oregon State Facilities Authority, Legacy Health Project, Oregon, Refunding, RB, Series A	4.50	05/01/20	200,000	212,960

Pennsylvania 3.98%
Allegheny County Sanitary Authority, Pennsylvania, Refunding, RB AGM	5.00	06/01/19	700,000	731,962
Delaware Valley Regional Finance Authority, Permanently Fixed Business Development Services, Pennsylvania, RB, AMBAC	5.50	08/01/18	295,000	301,741
Pocono Mountain School District, Pennsylvania, Refunding, GO Limited AGM	4.00	09/01/25	300,000	337,422
Reading School District, Pennsylvania, GO Unlimited, Series A	5.00	04/01/20	400,000	425,016
The School District of Philadelphia, Pennsylvania, Refunding, GO Unlimited, Series E	5.25	09/01/24	625,000	665,468
Wilkes-Barre Finance Authority, University of Scranton, Pennsylvania, Refunding, RB, Series A	5.00	11/01/19	275,000	290,084
				2,751,693
South Carolina 1.35%
Spartanburg Regional Health Services District, South Carolina, Refunding, RB, Series A	5.00	04/15/19	600,000	624,312
Spartanburg Sanitation Sewer District, South Carolina, RB, Series A AGC	3.50	03/01/19	300,000	306,561
				930,873

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund
Portfolio of Investments	December 31, 2017

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value
Tennessee 0.31%
City of Memphis Sanitary Sewerage System Revenue, Tennessee, Refunding, RB AGM	5.00	05/01/20	$200,000	$215,138

Texas 28.06%
Aldine Independent School District, Texas, Refunding, GO Unlimited PSF-GTD	5.00	02/15/26	750,000	915,270
Bryan Independent School District, Texas, GO Unlimited, Series A PSF-GTD	5.00	02/15/22	410,000	462,349
City of Arlington, Certificates of Obligation, Texas, GO Limited, Series B	2.00	08/15/19	500,000	503,335
City of Baytown, Certificates of Obligation, Texas, GO Limited	4.00	02/01/26	750,000	851,775
City of Cedar Hill, Texas, Refunding, GO Limited	5.00	02/15/22	800,000	899,088
City of Center, Certificates of Obligation, Texas, GO Limited AGM ◊	3.07	02/15/20	150,000	144,387
City of Denton, Texas, Refunding, GO Limited	5.00	02/15/19	500,000	519,300
City of Fort Worth Water & Sewer System Revenue, Texas, Refunding, RB	5.00	02/15/19	800,000	831,424
City of Garland, Texas, Refunding, GO Limited	5.00	02/15/25	650,000	693,699
City of Longview Waterworks & Sewer System Revenue, Texas, Refunding, RB	3.00	03/01/22	610,000	634,229
City of Pharr, Texas, Refunding, GO Limited, Series A	5.00	08/15/20	285,000	307,518
City of Plano, Texas, Refunding, GO Limited	5.00	09/01/19	1,000,000	1,056,510
City of Round Rock, Texas, Refunding, GO Limited	2.00	08/15/19	465,000	468,399
City of Texarkana, Texas, Refunding, GO Limited	5.00	02/15/21	320,000	351,302
City of Texarkana Waterworks & Sanitary Sewer System Revenue, Texas, RB	3.00	08/01/19	90,000	91,983
City of Texarkana Waterworks & Sanitary Sewer System Revenue, Texas, RB	3.00	08/01/20	95,000	97,616
Clear Lake City Water Authority, Waterworks & Sewer System, Texas, GO Unlimited	3.00	03/01/19	125,000	127,149
Corpus Christi Business & Job Development Corp., Seawall Project, Texas, Refunding, RB	5.00	03/01/20	350,000	373,012
County of Hays, Texas, Prefunding, GO Limited	5.00	02/15/23	500,000	502,070
Culberson County-Allamoore Independent School District, Texas, GO Unlimited PSF-GTD	3.00	02/15/19	860,000	874,319
Dimmitt Independent School District, Texas, GO Unlimited PSF-GTD	3.00	02/15/22	305,000	317,728

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund
Portfolio of Investments	December 31, 2017

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value
Texas (cont’d)
Harris County Municipal Utility District No. 382, Texas, Refunding, GO Unlimited BAM	3.00	04/01/22	$305,000	$312,113
Houston Community College System, Texas, GO Limited	5.00	02/15/19	755,000	784,656
Lower Colorado River Authority, LCRA Transmission Services Corp., Texas, Refunding, RB, Series A	5.00	05/15/21	500,000	552,200
Lubbock-Cooper Independent School District, Texas, GO Unlimited PSF-GTD	3.00	02/15/22	755,000	791,399
Montgomery County Municipal Utility District No. 119, Texas, GO Unlimited, Series A AGM	4.00	04/01/18	315,000	316,742
North Texas Tollway Authority, Texas, Refunding, RB, Series F	5.75	01/01/38	300,000	300,000
Olmos Park Higher Education Facilities Corp., University of the Incarnate Word, Texas, Refunding, RB	5.00	12/01/21	500,000	552,975
San Antonio Water System, Texas, Refunding, RB	4.50	05/15/21	400,000	435,668
State of Texas, Texas, Refunding, GO Unlimited	5.00	10/01/20	1,150,000	1,253,247
Texas State Public Finance Authority Charter School Finance Corp., Texas, Prefunding, RB, Series A	6.20	02/15/40	2,000,000	2,180,160
Town of Addison, Certificates of Obligation, Texas, Prefunding, GO Limited	4.00	02/15/20	250,000	250,775
Town of Addison, Certificates of Obligation, Texas, Prefunding, GO Limited	4.50	02/15/28	140,000	140,515
Travis County Water Control & Improvement District No. 10, Texas, GO Unlimited	2.00	08/15/19	500,000	503,575
				19,396,487
Utah 1.70%
County of Davis, Utah, Refunding, GO Unlimited	5.00	02/01/19	200,000	207,564
County of Weber, Utah, GO Unlimited	4.00	01/15/22	430,000	467,866
Utah State Building Ownership Authority, State Facilities Master Lease Program, Utah, Refunding, RB, Series C AGM	5.50	05/15/19	180,000	183,557
Washington County-St George Interlocal Agency, Utah, Refunding, RB, Series A	4.00	12/01/19	300,000	312,801
				1,171,788

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund
Portfolio of Investments	December 31, 2017

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value
Virginia 0.81%
City of Lynchburg, Virginia, Refunding, GO Unlimited	5.00	02/01/19	$540,000	$560,423

Washington 7.67%
County of Cowlitz, Washington, Refunding, GO Limited, Series A	3.00	04/01/18	195,000	195,760
County of Thurston, Washington, Refunding, GO Limited	5.00	12/01/20	1,625,000	1,780,058
Spokane Public Facilities District, Washington, Refunding, RB, Series B	5.00	12/01/21	950,000	1,060,865
State of Washington, Washington, Refunding, GO Unlimited, Series A	5.00	01/01/19	1,000,000	1,035,230
State of Washington, Motor Vehicle Fuel Tax, Washington, GO Unlimited, Series C	5.00	02/01/19	830,000	861,482
Tacoma Metropolitan Park District, Washington, Refunding, GO Unlimited, Series B	4.00	12/01/19	355,000	371,106
				5,304,501
Wisconsin 0.36%
Waunakee Community School District, Wisconsin, GO Unlimited, Series A	5.00	04/01/18	250,000	252,157

Investments, at value 99.23%				68,589,222
(cost $68,769,816)
Other assets and liabilities, net 0.77%				530,515

Net Assets 100.00%				$69,119,737

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund
Portfolio of Investments	December 31, 2017

Common Stocks 91.84%	Shares	Value

Aerospace/Defense 4.26%
The Boeing Co.	2,300	$678,293

Airlines 3.41%
Southwest Airlines Co.	8,300	543,235

Apparel Manufacturers 2.18%
Hanesbrands, Inc.	16,600	347,106

Beverages - Wine/Spirits 3.44%
Constellation Brands, Inc., Class A	2,400	548,568

Commercial Services - Finance 3.67%
Total System Services, Inc.	7,400	585,266

Computer Services 3.69%
DXC Technology Co.	6,200	588,380

Cosmetics & Toiletries 3.43%
The Estee Lauder Cos., Inc.	4,300	547,132

Dental Supplies & Equipment 3.14%
DENTSPLY SIRONA, Inc.	7,600	500,308

Diversified Banking Institution 6.36%
Citigroup, Inc.	7,000	520,870
Morgan Stanley	9,400	493,218
		1,014,088

Electronic Components - Semiconductors 5.83%
Broadcom, Ltd.	1,500	385,350
Texas Instruments, Inc.	5,200	543,088
		928,438

Electronic Secure Devices 2.85%
Allegion PLC	5,700	453,492

Finance - Credit Card 7.44%
Discover Financial Services	7,700	592,284
Visa, Inc., Class A	5,200	592,904
		1,185,188

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont'd)	Shares	Value

Gold Mining 2.31%
Newmont Mining Corp.	9,800	$367,696

Medical - Biomedical/Genetics 2.51%
Amgen, Inc.	2,300	399,970

Medical - HMO 2.65%
Humana, Inc.	1,700	421,719

Medical Labs & Testing Services 2.41%
Quest Diagnostics, Inc.	3,900	384,111

Oil Companies - Exploration & Production 2.64%
Cabot Oil & Gas Corp.	14,700	420,420

Oil Refining & Marketing 6.78%
Marathon Petroleum Corp.	8,700	574,026
Phillips 66	5,000	505,750
		1,079,776

REITS - Diversified 2.86%
American Tower Corp. REIT	3,200	456,544

Retail - Building Products 3.45%
The Home Depot, Inc.	2,900	549,637

Retail - Drug Store 1.73%
CVS Health Corp.	3,800	275,500

Retail - Jewelry 1.99%
Signet Jewelers, Ltd.	5,600	316,680

Retail - Major Dept Store 3.26%
The TJX Cos., Inc.	6,800	519,928

Semiconductor Equipment 3.12%
Lam Research Corp.	2,700	496,989

Supranational Bank 3.27%
Comerica, Inc.	6,000	520,860

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont'd)	Shares	Value

Water 3.16%
American Water Works Co., Inc.	5,500	$503,195

Total Common Stocks		14,632,519
(cost $14,033,750)

Rights 0.00%

Food - Retail 0.00%
Casa Ley, S.A. de C.V., Contingent Value Right #*@	7,200	0
Property Development Centers, LLC, Contingent Value Right #*@	7,200	0
		0

Total Rights		0
(cost $0)

Exchange Traded Funds 6.89%
Consumer Discretionary Select Sector SPDR Fund ETF	1,100	108,559
Direxion Daily S&P 500 Bull 3X ETF	14,000	620,620
Energy Select Sector SPDR Fund ETF	600	43,356
Financial Select Sector SPDR Fund ETF	5,300	147,923
Technology Select Sector SPDR Fund ETF	1,700	108,715
Utilities Select Sector SPDR Fund ETF	1,300	68,484

Total Exchange Traded Funds		1,097,657
(cost $1,056,538)

Investments, at value 98.73%		15,730,176
(cost $15,090,288)
Other assets and liabilities, net 1.27%		201,737

Net Assets 100.00%		$15,931,913

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund
Portfolio of Investments	December 31, 2017

Common Stocks 88.54%	Shares	Value

Applications Software 2.48%
CDK Global, Inc.	14,500	$1,033,560

Bicycle Manufacturing 2.14%
Fox Factory Holding Corp. *	22,900	889,665

Brewery 3.25%
The Boston Beer Co., Inc., Class A *	7,067	1,350,504

Building - Residential/Commercial 4.17%
LGI Homes, Inc. *	23,100	1,733,193

Building & Construction Products - Miscellaneous 4.17%
Trex Co., Inc. *	16,000	1,734,240

Building Products - Air & Heating 4.46%
Lennox International, Inc.	8,900	1,853,514

Casino Hotels 5.92%
Wynn Resorts, Ltd.	14,600	2,461,414

Chemicals - Specialty 3.64%
Valvoline, Inc.	60,500	1,516,130

Commercial Services 4.78%
Medifast, Inc.	28,500	1,989,585

Commercial Services - Finance 4.93%
S&P Global, Inc.	12,100	2,049,740

Consumer Products - Miscellaneous 3.78%
Kimberly-Clark Corp.	5,900	711,894
WD-40 Co.	7,300	861,400
		1,573,294

Distribution/Wholesale 4.46%
Pool Corp.	14,300	1,853,995

Electronic Secure Devices 2.39%
Allegion PLC	12,500	994,500

Energy - Alternate Sources 0.00%
Pacific Green Energy Corp. #*@	100,000	0

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont'd)	Shares	Value

Food - Miscellaneous/Diversified 3.31%
Lamb Weston Holdings, Inc.	24,400	$1,377,380

Golf 2.68%
Callaway Golf Co.	79,900	1,113,007

Medical - Drugs 3.01%
Supernus Pharmaceuticals, Inc. *	31,400	1,251,290

Medical - Hospitals 0.00%
African Medical Investments PLC #*@	1,000,000	0

Oil Companies - Exploration & Production 1.10%
PentaNova Energy Corp. *	1,000,000	306,285
PentaNova Energy Corp., 144A #*∆	500,000	153,142
		459,427

Real Estate Management/Services 6.38%
HFF, Inc.	54,600	2,655,744

Real Estate Operating/Development 0.95%
Pacific Infrastructure, Inc. #*@+	426,533	394,500

REITS - Diversified 2.00%
Potlatch Corp. REIT	16,700	833,330

Retail - Pet Food & Supplies 4.66%
PetMed Express, Inc.	42,600	1,938,300

Retail - Restaurants 2.95%
DineEquity, Inc.	24,152	1,225,231

Television 3.30%
AMC Networks, Inc., Class A *	25,400	1,373,632

Tobacco 3.54%
Altria Group, Inc.	20,600	1,471,046

Veterinary Diagnostics 1.92%
Phibro Animal Health Corp.	23,900	800,650

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont'd)	Shares	Value

Web Hosting/Design 2.17%
NIC, Inc.	54,411	$903,223

Total Common Stocks		36,830,094
(cost $32,919,457)

Corporate Convertible Bond 0.79%	Coupon Rate %	Maturity Date	Principal Amount
Gold Mining 0.79%
Gran Colombia Gold Corp. (cost $175,840)	8.00	01/02/24	$332,971	327,993

Corporate Non-Convertible Bond 0.56%

Electric - Generation 0.56%
Interamerican Energy Corp. #@+	15.00	11/08/21	233,829	233,829
(cost $233,829)

Exchange Traded Funds 3.91%	Shares
Consumer Discretionary Select Sector SPDR Fund ETF	5,100	503,319
Direxion Daily S&P 500 Bull 3X ETF	4,800	212,784
Energy Select Sector SPDR Fund ETF	1,300	93,938
Financial Select Sector SPDR Fund ETF	14,400	401,904
Technology Select Sector SPDR Fund ETF	4,600	294,170
Utilities Select Sector SPDR Fund ETF	2,300	121,164
Total Exchange Traded Funds		1,627,279
(cost $1,608,315)

Warrants 0.00%	Exercise Price	Exp. Date
Gold Mining 0.00%
Gran Colombia Gold Corp. *	$48.75	03/18/19	250	12

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund
Portfolio of Investments	December 31, 2017

Warrants (cont'd)	Exercise Price	Exp. Date	Shares	Value

Oil Companies - Exploration & Production 0.00%
PentaNova Energy Corp., 144A #*@∆	$1.05	07/31/22	500,000	$0
Total Warrants				12
(cost $0)
Investments, at value 93.80%				39,019,207
(cost $34,937,441)
Other assets and liabilities, net 6.20%				2,578,054
Net Assets 100.00%				$41,597,261

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund
Portfolio of Investments	December 31, 2017

Common Stocks 82.31%	Shares	Value
Agricultural Chemicals 1.14%
Terra Nitrogen Co. LP	13,800	$1,101,378

Agricultural Operations 0.12%
Agriterra, Ltd. *	698,497	116,161

Automotive/Truck Parts & Equipment - Original 1.26%
Magna International, Inc.	21,400	1,212,738

Chemicals - Diversified 5.36%
Braskem SA, ADR	43,500	1,142,310
LyondellBasell Industries NV, Class A	12,800	1,412,096
Sumitomo Seika Chemicals Co., Ltd.	24,500	1,358,827
Tosoh Corp.	55,350	1,248,707
		5,161,940
Chemicals - Fibers 1.77%
Rayonier Advanced Materials, Inc.	83,200	1,701,440

Chemicals - Specialty 3.41%
Daqo New Energy Corp., ADR *	38,200	2,270,608
Kingboard Laminates Holdings, Ltd.	653,600	1,016,748
		3,287,356
Coal 4.96%
Alliance Holdings GP LP	38,900	1,042,131
Alliance Resource Partners LP	60,600	1,193,820
Caribbean Resources Corp. #*@~	17	0
China Shenhua Energy Co., Ltd., Class H	483,400	1,248,837
Jastrzebska Spolka Weglowa SA *	46,800	1,290,652
Walter Energy, Inc., 144A #*@Δ	4,293	47
		4,775,487
Coatings/Paint 1.23%
DAI Nippon Toryo Co., Ltd.	74,200	1,184,220

Diamonds/Precious Stones 0.03%
Diamond Fields Resources, Inc. *	360,000	32,935
Rockwell Diamonds, Inc., 144A #*@Δ	63,333	756
		33,691

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont'd)	Shares	Value
Diversified Minerals 5.24%
Anglo American PLC	67,300	$1,399,772
Caledonia Mining Corp. PLC	16,028	118,447
Dundee Sustainable Technologies, Inc. *	3,587,500	114,161
Encanto Potash Corp., 144A #*Δ	3,000,000	107,398
Lumina Gold Corp. *	500,000	298,329
Lundin Mining Corp.	176,900	1,176,519
Niocan, Inc., 144A #*Δ	362,069	31,685
Teck Resources, Ltd.	57,700	1,508,993
VR Resources, Ltd. *	1,125,000	286,396
		5,041,700
Energy - Alternate Sources 3.93%
Pacific Green Energy Corp. #*@~	2,400,000	0
SolarEdge Technologies, Inc. *	39,900	1,498,245
TPI Composites, Inc. *	58,300	1,192,818
VERBIO Vereinigte BioEnergie AG	111,700	1,089,788
		3,780,851
Forestry 3.44%
Bravern Ventures, Ltd. *~	254,431	32,386
Canfor Corp. *	56,300	1,109,876
West Fraser Timber Co., Ltd.	19,300	1,191,011
Western Forest Products, Inc.	500,000	974,542
		3,307,815
Gold Mining 13.54%
Centerra Gold, Inc. *	197,100	1,009,804
Chesapeake Gold Corp., 144A #*Δ	52,400	136,315
Continental Gold, Inc. *	180,000	484,010
CopperBank Resources Corp. *	1,000,000	83,532
Corona Minerals, Ltd. #*@	5,000	0
Evolution Mining, Ltd.	79,666	164,973
Highland Gold Mining, Ltd.	643,700	1,483,311
Kinross Gold Corp. *	1	4
Leagold Mining Corp. *	442,000	1,026,762
NGEx Resources, Inc. *	461,000	393,801
NGEx Resources, Inc. *	259,500	216,766
Northern Star Resources, Ltd.	351,700	1,674,468

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont'd)	Shares	Value

Gold Mining (cont'd)
Premier Gold Mines, Ltd. *	391,700	$1,121,814
Radisson Mining Resources, Inc. *	2,100,000	342,482
Ramelius Resources, Ltd. *	3,174,800	954,144
Red Pine Exploration, Inc. *	1,500,000	119,332
Resolute Mining, Ltd.	1,325,800	1,179,415
Revival Gold, Inc. *	434,000	241,687
Royal Road Minerals, Ltd. *	2,500,000	238,663
Rye Patch Gold Corp. *	1,334,000	302,458
St Barbara, Ltd.	623,600	1,857,106
		13,030,847

Medical - Drugs 0.05%
Delta 9 Cannabis, Inc. *	23,626	52,252

Medical - Hospitals 0.00%
African Medical Investments PLC #*@	2,507,500	0

Metal - Copper 1.63%
Highland Copper Co., Inc. *	1,000,000	115,354
Taseko Mines, Ltd. *	621,400	1,453,394
		1,568,748

Metal - Diversified 4.08%
Aguia Minerals Corp., 144A *@Δ	1,450,000	0
Aguia Resources, Ltd. *	3,400,000	949,662
Filo Mining Corp. *	230,000	463,611
Glencore PLC	54,300	284,204
GoviEx Uranium, Inc. *	2,100,000	451,074
GoviEx Uranium, Inc., 144A #Δ	58,000	12,458
Ivanhoe Mines, Ltd. *	28,700	96,808
Novo Resources Corp. *	50,000	146,778
Orsu Metals Corp., 144A#*Δ	14,761	2,349
Sandfire Resources NL	283,400	1,519,269
		3,926,213

Metal - Iron 2.56%
Consolidated Growth Holdings, Ltd. *@	19,859,173	0
Ferrexpo PLC	313,500	1,237,933
Fortescue Metals Group, Ltd.	323,200	1,223,108

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont'd)	Shares	Value

Metal - Iron (cont'd)
WAI Capital Investment Corp., 144A#*@Δ	292,500	$0
		2,461,041
Mining Services 0.00%
Bounty Mining, Ltd. *@	1,692,307	0

Natural Resource Technology 0.02%
I-Pulse, Inc.,144A #*@+Δ	15,971	15,225

Non - Ferrous Metals 0.41%
Group Eleven Resources Corp. *	650,000	157,717
InZinc Mining, Ltd. *	2,000,000	214,797
Sterling Group Ventures, Inc., 144A *Δ	500,000	19,600
		392,114

Oil - Field Services 1.25%
Atlas African Industries, Ltd. *@~	255,854,621	0
TGS NOPEC Geophysical Co. ASA	51,000	1,207,534
		1,207,534

Oil Companies - Exploration & Production 7.89%
Africa Energy Corp., 144A #*Δ	2,110,889	285,482
Aker BP ASA	60,600	1,492,785
Beach Energy, Ltd.	1,784,000	1,722,938
CNOOC, Ltd., ADR	8,800	1,263,328
Ivanhoe Energy, Inc. *	18,719	9
PentaNova Energy Corp. *	6,000,000	1,837,709
PentaNova Energy Corp., 144A #*Δ	2,000,000	612,570
PentaNova Energy Corp. #*@+	1,000,000	257,279
Range Energy Resources, Inc., 144A #*Δ	15,000,000	119,332
U.S. Oil Sands, Inc., 144A #*@Δ	198,000	0
		7,591,432

Oil Companies - US Royalty Trusts 0.08%
BP Prudhoe Bay Royalty Trust	4,000	80,400

Oil Refining & Marketing 3.12%
CVR Refining LP	108,800	1,800,640
Polski Koncern Naftowy ORLEN SA	39,500	1,200,594
		3,001,234

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont'd)	Shares	Value

Petrochemicals 2.27%
Lotte Chemical Corp.	3,100	$1,064,450
Sinopec Shanghai Petrochemical Co., Ltd.	1,980,700	1,125,984
		2,190,434

Poultry 1.21%
Pilgrim's Pride Corp. *	37,600	1,167,856

Precious Metals 1.00%
SSR Mining, Inc. *	109,200	959,868

Real Estate Operating/Development 7.15%
Pacific Infrastructure, Inc.#*@+	7,443,544	6,884,534

Steel - Producers 3.00%
BlueScope Steel, Ltd.	125,800	1,498,348
Evraz PLC	303,200	1,385,781
		2,884,129

Transportation - Marine 1.16%
Golar LNG Partners LP	49,000	1,117,200

Total Common Stocks		79,235,838
(cost $139,204,632)

Corporate Convertible Bond 8.14%	Coupon Rate %	Maturity Date	Principal Amount

Gold Mining 8.14%

Gran Colombia Gold Corp.	8.00	01/02/24	$7,951,710	7,832,832
(cost $4,222,421)

Corporate Non-Convertible Bond 2.92%

Electric - Generation 2.92%

Interamerican Energy Corp. #@+	15.00	11/08/21	2,805,938	2,805,938
(cost $2,805,938)

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund
Portfolio of Investments	December 31, 2017

Exchange Traded Funds 0.49%	Shares	Value
Guggenheim Shipping ETF	16,300	$189,080
iShares S&P/TSX Capped Materials Index ETF	16,800	181,365
VanEck Vectors Coal ETF	6,100	97,783

Total Exchange Traded Funds		468,228
(cost $444,439)

Subscription Receipts 0.50%

Gold Mining 0.38%
Troilus Gold, Inc. *@+	294,000	364,401

Metal - Copper 0.12%
Chakana Copper Corp., 144A #*@+Δ	320,000	120,923

Total Subscription Receipts		485,324
(cost $503,347)

Warrants 0.00%	Exercise Price	Exp. Date

Diversified Minerals 0.00%
VR Resources, Ltd. #*@	$0.60	03/21/19	562,500	0

Gold Mining 0.00%
Gran Colombia Gold Corp. *	48.75	03/18/19	59,500	2,840

Non - Ferrous Metals 0.00%
Group Eleven Resources Corp. *@	0.60	12/15/18	650,000	0

Oil Companies - Exploration & Production 0.00%
PentaNova Energy Corp., 144A#*@Δ	1.05	07/31/22	2,000,000	0

Total Warrants				2,840
(cost $0)

Call Options Purchased 3.50%	Strike Price	Exp. Date	Notional Contract Value	Contracts	Value

Agricultural Chemicals 0.14%
Potash Corp. of Saskatchewan, Inc.	$19.00	03/18	$1,140,000	600	135,000

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund
Portfolio of Investments	December 31, 2017

Call Options Purchased (cont'd)	Strike Price	Exp. Date	Notional Contract Value	Contracts	Value

Exchange Traded Fund 0.80%
SPDR S&P Global Natural Resources ETF	$49.00	06/18	$7,350,000	1,500	$277,500
SPDR S&P Global Natural Resources ETF	48.00	06/18	4,800,000	1,000	245,000
SPDR S&P Oil & Gas Exploration & Production ETF	44.00	01/18	8,316,000	1,890	3,780
SPDR S&P Oil & Gas Exploration & Production ETF	40.00	01/18	3,120,000	780	12,480
SPDR S&P Oil & Gas Exploration & Production ETF	36.00	01/18	1,440,000	400	66,800
SPDR S&P Oil & Gas Exploration & Production ETF	40.00	06/18	1,440,000	360	61,740
SPDR S&P Oil & Gas Exploration & Production ETF	38.00	06/18	1,520,000	400	101,600
					768,900
Gold Mining 0.61%
Franco-Nevada Corp.	80.00	01/18	800,000	100	15,100
Franco-Nevada Corp.	65.00	01/18	390,000	60	90,300
Sandstorm Gold, Ltd.	4.00	01/18	1,880,000	4,700	479,400
					584,800
Metal - Copper 0.64%
Freeport-McMoRan, Inc.	13.00	01/18	910,000	700	420,000
Turquoise Hill Resources, Ltd.	2.00	01/18	280,000	1,400	203,000
					623,000
Metal - Diversified 0.30%
BHP Billiton, Ltd.	45.00	01/18	1,845,000	410	67,650
BHP Billiton, Ltd.	37.50	01/18	937,500	250	223,750
					291,400
Oil Companies -Integrated 1.01%
Chevron Corp.	110.00	01/18	1,650,000	150	230,250
Exxon Mobil Corp.	90.00	01/18	18,090,000	2,010	4,020
Exxon Mobil Corp.	90.00	06/18	3,600,000	400	29,600
Exxon Mobil Corp.	85.00	06/18	4,250,000	500	116,500
Royal Dutch Shell PLC, ADR	55.00	01/18	2,200,000	400	474,400

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund
Portfolio of Investments	December 31, 2017

Call Options Purchased (cont'd)	Strike Price	Exp. Date	Notional Contract Value	Contracts	Value

Oil Companies - Integrated (cont'd)
TOTAL SA, ADR	$52.50	01/18	$2,100,000	400	$116,000
					970,770

Total Purchased Call Options					3,373,870
(premiums paid $2,502,749)

Investments, at value 97.86%					94,204,870
(cost $149,683,526)

Other assets and liabilities, net 2.14%					2,059,845

Net Assets 100.00%					$96,264,715

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund
Portfolio of Investments	December 31, 2017

Common Stocks 92.77%	Shares	Value

Advanced Materials/Production 2.27%
Nano One Materials Corp. *	3,000,000	$2,673,031

Capital Pools 0.09%
Pinecrest Resources, Ltd. *	400,000	105,012

Coal 0.00%
Caribbean Resources Corp. #*@	4	0

Diamonds/Precious Stones 1.06%
Barksdale Capital Corp. *	1,510,000	1,249,324
Rockwell Diamonds, Inc., 144A #*@r	171,667	2,048
		1,251,372

Diversified Minerals 8.07%
Adamera Minerals Corp., 144A #*[r]	119,543	9,035
Argo Gold, Inc. *~	1,825,000	257,707
Auryn Resources, Inc. *	1,475,000	2,428,998
Bacanora Minerals, Ltd. *	250,000	377,884
Bacanora Minerals, Ltd. *	179,923	258,664
Calibre Mining Corp. *	4,500,000	465,394
Erdene Resource Development Corp. *	300,000	143,198
Golden Peak Minerals, Inc. *~	2,299,998	329,355
Golden Predator Mining Corp. *	1,250,000	805,489
Golden Reign Resources, Ltd. *	1,500,000	280,430
Indochine Mining, Ltd. #*@	10,000	0
Lithium Power International, Ltd. *	500,000	221,877
Lithium X Energy Corp. *	1,194,300	2,280,286
Lumina Gold Corp. *	1,100,000	656,324
Rubicon Minerals Corp. *	475,000	544,153
VR Resources, Ltd. *	1,750,000	445,505
		9,504,299

Gold Mining 53.53%
Alexandria Minerals Corp. *	6,500,000	413,683
Algold Resources, Ltd. *	5,400,000	536,993
Aurelius Minerals, Inc. *	1,250,000	64,638
Barkerville Gold Mines, Ltd. *	500,000	298,329
Black Dragon Gold Corp. *	4,910,000	214,837
Bonterra Resources, Inc. *	4,625,000	2,134,049

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont’d)	Shares	Value

Gold Mining (cont’d)
Canyon Resources, Ltd. *	15,000,000	$1,519,030
Chesapeake Gold Corp., 144A #*[r]	192,199	499,993
Comstock Mining, Inc. *	533,000	207,870
CopperBank Resources Corp. *~	15,805,418	1,320,262
CopperBank Resources Corp., 144A #*@~[r]	174,000	14,535
Corona Minerals, Ltd. #*@	81,250	0
Eastmain Resources, Inc. *	1,500,000	411,695
Enforcer Gold Corp. *	3,000,000	202,864
Fiore Gold, Ltd. #*	2,400,000	1,680,191
Gascoyne Resources, Ltd. *	1,600,000	534,038
Gold Standard Ventures Corp. *	1,000,000	1,750,000
GoldQuest Mining Corp. *	1,500,000	435,561
IDM Mining, Ltd. *	5,000,000	417,661
IDM Mining, Ltd., 144A #r	95,000	7,936
K92 Mining, Inc. *	1,000,000	429,594
Kirkland Lake Gold, Ltd.	100,000	1,533,015
Klondex Mines, Ltd. *	6,200,000	16,079,554
Klondike Gold Corp. *	2,250,000	626,492
Leagold Mining Corp. *	400,000	929,196
Leagold Mining Corp., 144A #r	333,000	773,556
Lundin Gold, Inc. *	500,000	1,801,909
Lundin Gold, Inc., 144A #*[r]	70,000	252,267
Malbex Resources, Inc., 144A #*[r]	133,333	39,247
Mammoth Resources Corp. *~	2,171,200	215,911
McEwen Mining, Inc.	134,764	306,623
Mirasol Resources, Ltd. *	2,000,000	2,577,566
NGEx Resources, Inc. *	1,500,000	1,252,983
Nighthawk Gold Corp. *	1,855,000	1,092,045
NV Gold Corp. *	1,700,000	429,395
OceanaGold Corp., 144A #r	5,348	1 3,742
Oklo Resources, Ltd. *	2,000,000	637,734
Orca Gold, Inc. *	3,950,000	2,105,410
Osisko Mining, Inc. *	375,000	1,011,337
Otis Gold Corp. *	1,500,000	262,530
Petaquilla Minerals, Ltd., 144A #*@r	2,660,000	0
Pretium Resources, Inc. *	200,000	2,281,811

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont’d)	Shares	Value

Gold Mining (cont’d)
Pure Gold Mining, Inc. *	3,000,000	$1,336,516
Radisson Mining Resources, Inc. *	5,200,000	848,051
Radius Gold, Inc., 144A #*[r]	125,000	10,939
Red Pine Exploration, Inc. *	8,282,000	658,870
Redstar Gold Corp. *	15,000,000	775,656
Revival Gold, Inc. *	1,029,000	573,031
Rise Gold Corp. *	2,500,000	298,329
Rye Patch Gold Corp. *	8,316,873	1,885,687
Rye Patch Gold Corp., 144A #r	1,800,000	408,115
Seabridge Gold, Inc. *	45,000	510,859
Seafield Resources, Ltd., 144A #*@r	1,300,000	0
Strikepoint Gold, Inc. *	1,100,000	192,522
Taurus Gold, Ltd., 144A #*@r	2,448,381	0
TMAC Resources, Inc. *	125,000	960,621
Tolima Gold, Inc., 144A #*[r]	4,100,000	114,161
TriStar Gold, Inc. *~	27,110,500	4,960,553
Victoria Gold Corp. *	1,500,000	519,093
Wesdome Gold Mines, Ltd. *	1,000,000	1,678,600
		63,047,685

Medical - Drugs 0.00%
Delta 9 Cannabis, Inc. *	1,616	3,574

Medical - Hospitals 0.00%
African Medical Investments PLC #*@	4,637,500	0

Metal - Copper 0.58%
Aston Bay Holdings, Ltd. #*	825,000	105,012
Highland Copper Co., Inc. *	5,000,000	576,770
		681,782

Metal - Diversified 9.01%
Cardinal Resources, Ltd. *	12,000,000	5,066,944
Cartier Resources, Inc. *	1,000,000	167,064
Columbus Gold Corp. *	1,750,000	1,085,919
Dalradian Resources, Inc. *	750,000	790,573
Filo Mining Corp. *	400,000	766,905
Genesis Metals Corp., 144A #Δ	2,917,000	266,870

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont’d)	Shares	Value

Metal - Diversified (cont’d)
Genesis Metals Corp. *	583,000	$53,337
Ivanhoe Mines, Ltd. *	200,000	674,622
New Age Metals, Inc., 144A #*[r]	143,518	13,130
Novo Resources Corp. *	50,000	146,778
Orex Minerals, Inc. *	5,000,000	536,993
Orsu Metals Corp., 144A #*[r]	186,922	29,741
Rockcliff Metals Corp., 144A #*[r]	2,620,000	135,481
Sirios Resources, Inc. #*	1,600,000	400,955
Torq Resources, Inc. *	1,000,000	477,327
		10,612,639

Mining Services 0.45%
Argent Minerals, Ltd. *	21,100,000	525,788

Non-Ferrous Metals 0.80%
InZinc Mining, Ltd. *	3,000,000	322,196
NextSource Materials, Inc. *	12,000,000	620,525
		942,721

Oil Companies - Exploration & Production 0.00%
Big Sky Energy Corp. #*@	2,000,000	0

Optical Recognition Equipment 0.01%
Nexoptic Technology Corp., 144A *r	12,083	10,862

Precious Metals 16.82%
Amani Gold, Ltd. *	54,500,000	934,159
Barsele Minerals Corp. *~	7,871,299	4,320,761
Brixton Metals Corp. *	2,500,000	596,659
Candente Gold Corp., 144A #*[r]	4,875,000	116,348
Dolly Varden Silver Corp. *~	7,000,000	3,953,858
Dolly Varden Silver Corp. #*@~+	1,000,000	544,153
Equinox Gold Corp. #*	203,500	181,321
GFG Resources, Inc. *	2,000,000	843,278
Kootenay Silver, Inc. *	1,000,000	163,087
Liberty Gold Corp. *	500,000	175,020
Metalla Royalty & Streaming, Ltd. *	1,000,000	525,060
New Pacific Metals Corp. *	625,000	730,907
Probe Metals, Inc. *	1,000,000	1,193,317

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont’d)	Shares	Value

Precious Metals (cont’d)
Roxgold, Inc. *	3,000,000	$3,341,289
Silver Viper Minerals Corp. *	1,300,000	175,815
SilverCrest Metals, Inc. *	250,000	356,006
Terrax Minerals, Inc. *	1,000,000	421,639
Toachi Mining, Inc. *~	4,000,000	827,367
Toachi Mining, Inc., 144A #~r	2,000,000	413,683
		19,813,727

Silver Mining 0.08%
Santacruz Silver Mining, Ltd. *	1,000,000	87,510

Total Common Stocks		109,260,002
(cost $134,498,655)

Corporate Convertible Bond 2.31%	Coupon Rate %	Maturity Date	Principal Amount

Gold Mining 2.31%
Gran Colombia Gold Corp.
(cost $1,460,498)	8.00	01/02/24	$2,765,613	2,724,267

Corporate Non-Convertible Bond 0.64%

Electric - Generation 0.64%
Interamerican Energy Corp. #@+
(cost $748,250)	15.00	11/08/21	748,250	748,250

Right 0.38%	Shares

Metal - Diversified 0.38%
Cardinal Resources, Ltd. *
(cost $13,109)	1,500,000	450,594

Exchange Traded Funds 1.35%
Direxion Daily Gold Miners Index Bull 3X Shares ETF *	25,000	792,500
Direxion Daily Junior Gold Miners Index Bull 3x Shares ETF	45,000	799,200

Total Exchange Traded Funds		1,591,700
(cost $1,309,735)

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund
Portfolio of Investments	December 31, 2017

Subscription Receipt 0.39%	Shares	Value

Metal - Copper 0.39%
Chakana Copper Corp., 144A #*@+r	1,200,000	$453,461
(cost $473,317)

Warrants 0.69%	Exercise Price	Exp. Date

Diversified Minerals 0.00%
VR Resources, Ltd. #*@	$0.60	03/21/19	862,500	0

Gold Mineral Exploration & Development 0.00%
Western Exploration & Development, Ltd., 144A #*@r	0.43	10/01/20	600,000	0

Gold Mining 0.49%
Alexandria Minerals Corp., 144A #*@r	0.10	06/20/19	1,256,195	0
Algold Resources, Ltd. #*@	0.15	04/01/18	1,250,000	0
Bonterra Resources, Inc. #*@	0.30	07/06/18	625,000	134,248
Fiore Gold, Ltd. #*@	0.45	09/26/20	1,300,000	0
Gran Colombia Gold Corp. *	48.75	03/18/19	96,250	4,594
Osisko Gold Royalties, Ltd. *	2.75	02/18/22	200,000	381,862
Osisko Mining, Inc. *	0.08	08/25/18	1,000,000	39,777
Redstar Gold Corp. #*@	0.14	05/03/19	2,500,000	0
Revival Gold, Inc., 144A #*@r	0.90	10/19/19	482,500	0
TriStar Gold, Inc., 144A #*@~r	0.45	04/28/19	1,000,000	0
Westgold Resources, Ltd. *	0.00	06/30/19	100,000	17,556
				578,037

Metal - Diversified 0.04%
Genesis Metals Corp., 144A #*@r	0.23	06/05/19	1,458,500	0
Minera Alamos, Inc. #*@	0.15	05/13/19	2,225,000	53,103
Murchison Minerals, Ltd., 144A #*@r	0.30	08/31/18	1,500,000	0
				53,103

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund
Portfolio of Investments	December 31, 2017

Warrants (cont’d)	Exercise Price	Exp. Date	Shares	Value

Precious Metals 0.16%
Barsele Minerals Corp., 144A #*@~r	$0.30	03/24/18	600,000	$186,157
Probe Metals, Inc. #*@	1.75	02/17/18	625,000	0
				186,157

Total Warrants	817,297
(cost $592,237)

Investments, at value 98.53%	116,045,571
(cost $139,095,801)
Other assets and liabilities, net 1.47%	1,727,331

Net Assets 100.00%	$117,772,902

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund
Portfolio of Investments	December 31, 2017

Common Stocks 93.87%	Shares	Value

Capital Pools 0.47%
Hut-8 Mining Corp., 144A #*@+r	240,000	$477,327

Diamonds/Precious Stones 0.89%
Lucara Diamond Corp.	400,000	894,193

Gold Mining 75.04%
Alio Gold, Inc. *	200,000	735,084
Argonaut Gold, Inc. *	500,000	954,654
Beadell Resources, Ltd. *	3,000,000	422,178
Comstock Mining, Inc. *	924,329	360,488
Detour Gold Corp. *	50,000	587,908
Dundee Precious Metals, Inc. *	550,000	1,312,649
Evolution Mining, Ltd.	32,000	66,266
Golden Star Resources, Ltd. *	2,500,000	2,225,000
Guyana Goldfields, Inc. *	300,000	1,212,410
Harmony Gold Mining Co., Ltd., ADR	375,000	701,250
Highland Gold Mining, Ltd.	28,000	64,522
Jaguar Mining, Inc. *	7,196,500	1,975,173
K92 Mining, Inc. *	1,750,000	751,790
Kirkland Lake Gold, Ltd.	700,000	10,731,109
Klondex Mines, Ltd. *	5,075,000	13,161,893
Leagold Mining Corp. *	1,900,000	4,413,683
Marlin Gold Mining, Ltd. *	1,400,000	1,136,038
Newmont Mining Corp.	100,000	3,752,000
Northern Empire Resources Corp. *	500,000	373,906
Northern Star Resources, Ltd.	600,000	2,856,641
Pantoro, Ltd. *	2,000,000	336,723
Premier Gold Mines, Ltd. *	500,000	1,431,981
Pretium Resources, Inc. *	200,000	2,282,000
Rye Patch Gold Corp. *	12,765,794	2,894,392
Sandstorm Gold, Ltd. *	600,000	2,994,000
Sibanye Gold, Ltd., ADR	116,570	588,679
Silver Lake Resources, Ltd. *	3,000,000	891,269
St Barbara, Ltd.	3,000,000	8,934,122
Wesdome Gold Mines, Ltd. *	2,350,000	3,944,710
Westgold Resources, Ltd. *	2,500,000	3,450,064

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont’d)	Shares	Value

Gold Mining (cont’d)
Zijin Mining Group Co., Ltd., Class H	147,000	$55,493
		75,598,075

Medical - Hospitals 0.00%
African Medical Investments PLC #*@	2,000,000	0

Metal - Diversified 4.52%
AuRico Metals, Inc. *	3,200,000	4,556,881

Precious Metals 7.99%
Maverix Metals, Inc. *	1,150,000	1,692,522
Roxgold, Inc. *	1,750,000	1,949,085
Sailfish Royalty Corp. #*@	275,040	0
SSR Mining, Inc. *	250,000	2,197,500
Wheaton Precious Metals Corp.	100,000	2,213,000
		8,052,107
Recycling 0.80%
Tomra Systems ASA	50,000	800,898

Silver Mining 4.16%
Americas Silver Corp. *	250,000	910,899
Excellon Resources, Inc. *	850,700	1,245,257
Great Panther Silver, Ltd. *	200,000	258,000
Pan American Silver Corp.	100,000	1,556,000
Santacruz Silver Mining, Ltd. *	2,500,000	218,775
		4,188,931

Total Common Stocks		94,568,412
(cost $74,410,670)

Corporate Convertible Bonds 1.74%	Coupon Rate %	Maturity Date	Principal Amount

Gold Mining 1.67%
Gran Colombia Gold Corp.	8.00	01/02/24	$1,702,944	1,677,485

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund
Portfolio of Investments	December 31, 2017

Corporate Convertible Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value
Precious Metals 0.07%
Primero Mining Corp., 144A #r	5.75	02/28/20	$1 10,000	$69,850

Total Corporate Convertible Bonds				1,747,335
(cost $963,812)

Corporate Non-Convertible Bonds 0.28%

Coal 0.00%
Caribbean Resources Corp. @^	19.25	06/15/15	485,766	0

Electric - Generation 0.28%

Interamerican Energy Corp. #@+	15.00	11/08/21	280,594	280,594

Total Corporate Non-Convertible Bonds				280,594
(cost $766,360)

Exchange Traded Funds 1.58%	Shares
Direxion Daily Gold Miners Index Bull 3X Shares ETF *	25,000	792,500
Direxion Daily Junior Gold Miners Index Bull 3x Shares ETF	45,000	799,200

Total Exchange Traded Funds		1,591,700
(cost $1,361,624)

Units 1.99%

Retail - Apparel/Shoe 1.99%
Mene, Inc., 144A *@~+r	5,714,285	2,000,000
(cost $2,000,000)

Warrants 0.43%	Exercise Price	Exp. Date

Gold Mining 0.37%
Gran Colombia Gold Corp. *	$48.75	03/18/19	37,500	1,790
Osisko Gold Royalties, Ltd. *	2.75	02/18/22	150,000	286,396
Westgold Resources, Ltd. *	0.43	06/30/19	500,000	87,778
				375,964

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund
Portfolio of Investments	December 31, 2017

Warrants (cont’d)	Exercise Price	Exp. Date	Shares	Value

Silver Mining 0.06%
Excellon Resources, Inc. *	$2.80	12/31/18	325,000	$60,760

Total Warrants				436,724
(cost $219,158)

Investments, at value 99.89%				100,624,765
(cost $79,721,624)
Other assets and liabilities, net 0.11%				115,044

Net Assets 100.00%				$100,739,809

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund
Portfolio of Investments	December 31, 2017

Common Stocks 97.24%	Shares	Value

Agricultural Chemicals 1.04%
Gubre Fabrikalari TAS *	423,000	$471,557

Airlines 6.90%
Aegean Airlines SA	72,700	717,126
Aeroflot PJSC	224,000	538,344
Deutsche Lufthansa AG	14,950	549,019
Pegasus Hava Tasimaciligi AS *	59,000	526,044
Turk Hava Yollari AO *	113,000	467,782
Wizz Air Holdings PLC *	6,600	326,798
		3,125,113
Airport Development/Maintenance 0.66%
TAV Havalimanlari Holding AS	50,700	300,083
Audio/Video Products 1.14%
Vestel Elektronik Sanayi ve Ticaret AS *	258,000	514,942
Automotive - Cars & Light Trucks 2.86%
Ford Otomotiv Sanayi AS	37,200	591,046
Tofas Turk Otomobil Fabrikasi AS	81,000	704,923
		1,295,969
Automotive/Truck Parts & Equipment - Original 0.41%
Brembo SpA	12,150	184,584
Beverages - Non-alcoholic 0.40%
Coca-Cola Icecek AS	20,000	180,371
Cellular Telecommunication 2.00%
MegaFon PJSC	70,000	622,039
Mobile TeleSystems PJSC, ADR	27,700	282,263
		904,302
Chemicals - Diversified 1.69%
Ciech SA *	28,600	472,167
Petkim Petrokimya Holding AS	144,000	295,043
		767,210

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont’d)	Shares	Value

Chemicals - Fibers 0.99%
Aksa Akrilik Kimya Sanayii AS	81,149	$274,964
Lenzing AG	1,379	174,986
		449,950
Chemicals - Specialty 0.40%
Soda Sanayii AS	137,000	182,044

Coal 2.35%
Jastrzebska Spolka Weglowa SA *	23,000	634,295
Lubelski Wegiel Bogdanka SA	22,300	429,284
		1,063,579
Commercial Banks Non-US 21.01%
Akbank Turk AS, ADR	7,500	38,700
Akbank Turk AS	200,000	519,040
Alpha Bank AE *	215,700	462,464
Banca Transilvania SA	357,218	195,752
Bank Millennium SA *	61,000	156,428
Bank Zachodni WBK SA	2,500	284,109
BRD-Groupe Societe Generale SA	148,000	490,795
Eurobank Ergasias SA *	215,000	219,066
National Bank of Greece SA *	775,000	296,289
OTP Bank PLC	10,400	429,531
Piraeus Bank SA *	44,000	161,687
Powszechna Kasa Oszczednosci Bank Polski SA *	50,500	641,110
Raiffeisen Bank International AG *	6,200	224,353
Sberbank of Russia PJSC, ADR	283,500	4,828,005
Turkiye Garanti Bankasi AS	202,000	570,820
		9,518,149

Communications Software 0.40%
LiveChat Software SA	16,000	183,163

Computer Services 1.64%
Asseco Poland SA	39,000	491,947
Luxoft Holding, Inc. *	4,500	250,650
		742,597

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont’d)	Shares	Value

Cosmetics & Toiletries 0.59%
Unilever PLC	4,800	$266,238

Diamonds/Precious Stones 0.38%
Alrosa PJSC	133,000	172,972

Diversified Operations 2.53%
KOC Holding AS	95,456	465,081
Tekfen Holding AS	152,500	682,863
		1,147,944
Electric - Distribution 1.22%
Enea SA	37,000	122,127
Energa SA	118,000	430,922
		553,049
Electric - Generation 1.37%
CEZ AS	9,800	228,442
Inter RAO UES PJSC	6,660,000	392,049
		620,491
Electric - Integrated 0.85%
OGK-2 PJSC, Class 2	50,100,000	387,333

Entertainment Software 0.71%
CD Projekt SA	11,500	320,310

Finance - Other Services 0.33%
Alior Bank SA *	6,500	148,101

Food - Retail 2.21%
BIM Birlesik Magazalar AS	11,000	226,212
Dino Polska SA *	9,500	214,604
DIXY Group PJSC *	9,000	50,808
Magnit PJSC, GDR	10,000	272,164
Migros Ticaret AS *	32,500	236,214
		1,000,002
Food - Wholesale/Distribution 0.40%
Eurocash SA	24,000	182,341

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont’d)	Shares	Value

Gold Mining 1.74%
Dundee Precious Metals, Inc. *	240,000	$572,792
Petropavlovsk PLC *	2,074,000	215,793
		788,585
Human Resources 0.60%
Benefit Systems SA *	812	272,322

Machinery - Farm 0.49%
Turk Traktor ve Ziraat Makineleri AS	11,000	220,621

Metal - Diversified 1.70%
KGHM Polska Miedz SA	8,100	257,925
MMC Norilsk Nickel PJSC, ADR	23,700	448,167
Orsu Metals Corp., 144A #*r	402,500	64,042
		770,134
Metal - Iron 0.93%
Novolipetsk Steel PJSC, GDR	16,700	423,720

Miscellaneous Manufacturing 0.68%
Trakya Cam Sanayii AS	253,763	309,308

Multi-line Insurance 3.48%
Allianz SE	2,900	663,658
UNIQA Insurance Group AG	42,700	451,380
Vienna Insurance Group AG Wiener Versicherung Gruppe	15,000	462,730
		1,577,768
Oil Companies - Exploration & Production 0.57%
Novatek PJSC, GDR	2,200	258,973

Oil Companies - Integrated 13.27%
LUKOIL PJSC, ADR	53,600	3,090,040
MOL Hungarian Oil & Gas PLC	58,860	682,443
OMV Petrom SA, GDR	28,000	306,209
Polskie Gornictwo Naftowe i Gazownictwo SA	247,500	446,990
Surgutneftegas OJSC, ADR	100,000	471,010
Tatneft PJSC, ADR	20,200	1,015,656
		6,012,348

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont’d)	Shares	Value

Oil Refining & Marketing 3.44%
Grupa Lotos SA	18,000	$297,813
Motor Oil Hellas Corinth Refineries SA	18,900	425,967
Polski Koncern Naftowy ORLEN SA	18,350	557,744
Tupras Turkiye Petrol Rafinerileri AS	8,600	275,599
		1,557,123
Property/Casualty Insurance 1.01%
Powszechny Zaklad Ubezpieczen SA	38,000	459,636

Real Estate Operating/Development 0.94%
GEK Terna Holding Real Estate Construction SA *	80,000	424,962

Regional Banks - Non US 0.98%
TCS Group Holding PLC, GDR	23,500	443,122

Retail - Automobile 0.46%
Dogus Otomotiv Servis ve Ticaret AS *	95,000	206,302

Retail - Jewelry 0.44%
Pandora A/S	1,815	197,288

Retail - Major Dept Store 0.29%
Detsky Mir PJSC	80,000	133,188

Steel - Producers 5.52%
Eregli Demir ve Celik Fabrikalari TAS	186,500	492,077
Evraz PLC	177,500	811,267
Magnitogorsk Iron & Steel Works PJSC, GDR	32,100	310,893
Mechel PJSC, ADR *	46,000	241,960
Severstal PAO PJSC, GDR	41,700	642,759
		2,498,956
Telecom Services 1.21%
O2 Czech Republic AS	16,100	209,364
Sistema PJSC FC, GDR	49,000	204,685
Turk Telekomunikasyon AS *	78,200	132,667
		546,716

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont’d)	Shares	Value

Telephone - Integrated 1.42%
Hellenic Telecommunications Organization SA	17,100	$235,644
Magyar Telekom Telecommunications PLC	230,500	407,410
		643,054

Textile - Apparel 0.51%
LPP SA	91	232,540

Tobacco 0.45%
Philip Morris CR AS	260	202,418

Transportation - Rail 1.10%
Globaltrans Investment PLC, GDR	52,899	496,643

Transportation - Services 0.55%
Oesterreichische Post AG	5,550	249,298

Travel Services 0.53%
TUI AG	11,600	240,321

Web Portals/ISP 0.45%
Yandex NV, Class A *	6,250	204,687

Total Common Stocks		44,052,427
(cost $37,761,565)

Exchange Traded Funds 0.97%
Direxion Daily Russia Bull 3x Shares ETF	2,500	126,200
iShares MSCI Poland Capped ETF	11,450	310,181

Total Exchange Traded Funds		436,381
(cost $444,131)

Investments, at value 98.21%		44,488,808
(cost $38,205,696)
Other assets and liabilities, net 1.79%		813,061

Net Assets 100.00%		$45,301,869

See notes to portfolios of investments and notes to financial statements.

China Region Fund
Portfolio of Investments	December 31, 2017

Common Stocks 91.32%	Shares	Value

Agricultural Operations 0.17%
First Resources, Ltd.	18,000	$25,113
Perusahaan Perkebunan London Sumatra Indonesia Tbk
PT	240,000	25,121
		50,234
Airlines 0.92%
AirAsia Bhd	250,000	206,951
Asia Aviation PCL, NVDR	350,000	65,976
		272,927
Automotive - Cars & Light Trucks 15.03%
Geely Automobile Holdings, Ltd.	866,000	2,982,852
Great Wall Motor Co., Ltd., Class H	170,500	194,611
Guangzhou Automobile Group Co., Ltd., Class H	550,000	1,299,117
		4,476,580
Automotive - Medium & Heavy Duty Trucks 0.94%
Sinotruk Hong Kong, Ltd.	250,000	281,359

Automotive/Truck Parts & Equipment - Original 3.36%
Nexteer Automotive Group, Ltd.	421,000	1,000,475

Batteries/Battery Systems 0.29%
Tianneng Power International, Ltd.	82,000	85,077

Beverages - Non-alcoholic 0.19%
Vitasoy International Holdings, Ltd.	22,000	56,253

Building & Construction Products - Miscellaneous 0.23%
China Lesso Group Holdings, Ltd.	35,000	22,626
Hyundai Development Co.-Engineering & Construction	650	23,386
IS Dongseo Co., Ltd. *	675	21,925
		67,937
Building Products - Doors & Windows 1.92%
Xinyi Glass Holdings, Ltd.	440,000	571,939

See notes to portfolios of investments and notes to financial statements.

China Region Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont’d)	Shares	Value

Casino Hotels 3.69%
Galaxy Entertainment Group, Ltd.	40,000	$319,352
Sands China, Ltd.	90,000	463,252
Wynn Macau, Ltd.	100,000	316,147
		1,098,751
Chemicals - Diversified 0.08%
Huchems Fine Chemical Corp.	1,100	25,196

Chemicals - Other 1.00%
Kingboard Chemical Holdings, Ltd.	55,000	296,677

Chemicals - Specialty 1.50%
Fufeng Group, Ltd.	40,000	26,088
Kingboard Laminates Holdings, Ltd.	270,000	420,015
		446,103
Coal 2.04%
Adaro Energy Tbk PT	184,000	25,155
China Shenhua Energy Co., Ltd., Class H	105,000	271,262
Indo Tambangraya Megah Tbk PT	80,000	121,814
Semirara Mining & Power Corp., Class A	256,000	188,681
		606,912
Commercial Banks Non-US 0.55%
Bank Negara Indonesia Persero Tbk PT	225,000	164,144

Commercial Service - Finance 0.92%
Hi Sun Technology China, Ltd. *	1,401,000	273,460
Computers - Integrated System 0.26%
Posiflex Technology, Inc.	16,724	76,588
Computers - Memory Devices 0.57%
ASPEED Technology, Inc.	7,000	168,454

Computers - Peripher Equipment 0.07%
Innolux Corp.	50,000	20,756

Cosmetics & Toiletries 0.09%
Vinda International Holdings, Ltd.	13,000	26,080

See notes to portfolios of investments and notes to financial statements.

China Region Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont’d)	Shares	Value

Diversified Operations 1.18%
Melco International Development, Ltd.	120,000	$351,899

Electric - Distribution 0.10%
Manila Electric Co.	4,500	29,622

Electronic Components - Miscellaneous 4.40%
AAC Technologies Holdings, Inc.	65,000	1,150,400
HannStar Display Corp.	420,000	140,156
Tongda Group Holdings, Ltd.	80,000	20,390
		1,310,946
Electronic Components - Semiconductors 0.09%
SK Hynix, Inc.	400	28,411

Entertainment Software 1.39%
IGG, Inc.	225,000	241,756
NetEase, Inc., ADR	500	172,535
		414,291
Food - Miscellaneous/Diversified 0.06%
Green Seal Holding, Ltd.	8,000	17,339

Internet Application Software 8.69%
Tencent Holdings, Ltd.	50,000	2,587,898

Life/Health Insurance 0.33%
China Life Insurance Co., Ltd.	98,972	99,289

Machinery - Construction & Mining 1.73%
Lonking Holdings, Ltd.	1,175,000	513,963

Medical - Drugs 1.32%
China Pioneer Pharma Holdings, Ltd.	380,000	117,131
Consun Pharmaceutical Group, Ltd.	305,000	276,511
		393,642
Medical Products 0.98%
China Medical System Holdings, Ltd.	125,000	290,974

Metal - Copper 0.58%
Jiangxi Copper Co., Ltd.	110,000	174,052

See notes to portfolios of investments and notes to financial statements.

China Region Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont’d)	Shares	Value

Multi-line Insurance 5.16%
Ping An Insurance Group Co. of China, Ltd., Class H	148,000	$1,535,066

Non-Ferrous Metals 0.07%
Sterling Group Ventures, Inc., 144A *r	500,000	19,600

Non-hazardous Waste Disposal 0.39%
China Water Affairs Group, Ltd.	130,000	117,556

Oil Companies - Integrated 0.77%
China Petroleum & Chemical Corp., ADR	2,756	202,208
PTT PCL, NVDR	2,000	26,952
		229,160
Oil Refining & Marketing 1.59%
Formosa Petrochemical Corp.	35,000	135,378
SK Innovation Co., Ltd.	800	152,617
S-Oil Corp.	250	27,306
Thai Oil PCL, NVDR	50,000	158,663
		473,964
Paper & Related Products 0.54%
Nine Dragons Paper Holdings, Ltd.	100,000	159,786

Pastoral & Agricultural 0.63%
COFCO Meat Holdings, Ltd. *	925,000	186,769

Petrochemicals 1.83%
AK Holdings, Inc.	2,000	127,934
Lotte Chemical Corp.	518	177,866
Sinopec Shanghai Petrochemical Co., Ltd., ADR	4,200	239,400
		545,200
Photo Equipment & Supplies 6.69%
Sunny Optical Technology Group Co., Ltd.	157,000	1,993,470

Property/Casualty Insurance 2.38%
Hyundai Marine & Fire Insurance Co., Ltd.	2,581	113,196
Meritz Fire & Marine Insurance Co., Ltd.	2,727	59,767
PICC Property & Casualty Co., Ltd., H shares	279,000	534,501
		707,464

See notes to portfolios of investments and notes to financial statements.

China Region Fund
Portfolio of Investments	December 31, 2017

Common Stocks (cont’d)	Shares	Value

Real Estate Operating/Development 8.51%
China Vanke Co., Ltd., Class H	35,000	$139,282
Country Garden Holdings Co., Ltd.	705,000	1,339,356
Jiayuan International Group, Ltd. *	400,000	371,568
Sino-Ocean Group Holding, Ltd.	670,000	461,369
Yuzhou Properties Co., Ltd.	420,000	223,876
		2,535,451
Retail - Automobile 0.84%
Zhongsheng Group Holdings, Ltd.	110,000	249,973

Retail - Home Furnishings 3.28%
Man Wah Holdings, Ltd.	1,030,000	976,631

Semiconductor Equipment 3.59%
ASM Pacific Technology, Ltd.	77,000	1,068,224

Telecom Services 0.38%
Telekomunikasi Indonesia Persero Tbk PT	350,000	114,553

Total Common Stocks		27,191,095
(cost $18,187,447)

Call Option Purchased 1.66%	Strike Price	Exp. Date	Notional Contract Value	Contracts

Diversified Banking - Institutional 1.66%
HSBC Holdings PLC (premiums paid $332,451)	$47.00	03/18	$4,700,000	1,000	492,500

Investments, at value 92.98%					27,683,595
(cost $18,519,898)
Other assets and liabilities, net 7.02%					2,091,638

Net Assets 100.00%					$29,775,233

See notes to portfolios of investments and notes to financial statements.

Notes to Portfolios of Investments	December 31, 2017

Legend
◊	Zero coupon bond. Interest rate presented is yield to maturity.
~	Affiliated company (see following)
@
Security fair valued at December 31, 2017, by U.S. Global Investors, Inc. (Adviser) (other than international securities fair valued pursuant to systematic fair value models) in accordance with procedures approved by the Board of Trustees. These securities, as a percentage of net assets at December 31, 2017, were 0.00% of All American Equity Fund, 1.51% of Holmes Macro Trends Fund, 10.85% of Global Resources Fund, 1.81% of World Precious Minerals Fund and 2.74% of Gold and Precious Metals Fund, respectively. See the Fair Valuation of Securities section of these Notes to Portfolios of Investments for further discussion of fair valued securities.

r
Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities and percentage of net assets as of December 31, 2017, amounted to $153,142, 0.37%, of Holmes Macro Trends Fund, $1,464,140, 1.52%, of Global Resources Fund, $3,771,307, 3.20%, of World Precious Minerals Fund, $2,547,177, 2.53% of Gold and Precious Metals Fund, $64,042, 0.14% of Emerging Europe Fund and $19,600, 0.07% of China Region Fund.

*	Non-income producing security.
#	Illiquid Security.
^	Security is currently in default and is on scheduled interest or principal payment.
+	See "Restricted Securities" in Notes to Portfolios of Investments.
ADR	American Depositary Receipt
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
AMBAC	American Municipal Bond Assurance Corporation
BAM	Build American Mutual Assurance Company
COP	Certificate of Participation
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
GO	General Obligation
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
NATL	National Public Finance Guarantee Corporation
NVDR	Non-Voting Depositary Receipt
OJSC	Open Joint Stock Company
PCL	Public Company Limited
PJSC	Public Joint Stock Company
PLC	Public Limited Company
PSF-GTD	Public School Fund Guarantee
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bond
REIT	Real Estate Investment Trust
S&P	Standard & Poor's
SPDR	Standard & Poor's Depositary Receipt

General

The yields reflect the effective yield from the date of purchase.

Variable and Floating Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at December 31, 2017.

Fair Valuation of Securities

For the Funds’ policies regarding the valuation of investments and other significant accounting policies, please refer to the Notes to Financial Statements.

Notes to Portfolios of Investments	December 31, 2017

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The measurement requirements established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the portfolios may materially differ from the values received upon actual sale of those investments.

The three levels defined by the fair value hierarchy are as follows:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party in order to adjust for stale pricing.

Level 3 – Prices determined using significant unobservable inputs (including the Fund’s own assumptions). For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in determining fair value.

Notes to Portfolios of Investments	December 31, 2017

The following table summarizes the valuation of each Fund’s securities as of December 31, 2017, using the fair value hierarchy:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Government Securities Ultra-Short Bond Fund
Investments in Securities*
United States Government and Agency Obligations	$–	$48,457,294	$–	$48,457,294
Investments, at Value	$–	$48,457,294	$–	$48,457,294

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Near-Term Tax Free Fund
Investments in Securities*
Municipal Bonds	$–	$68,589,222	$–	$68,589,222
Investments, at Value	$–	$68,589,222	$–	$68,589,222

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
All American Equity Fund
Investments in Securities*
Common Stocks
Aerospace/Defense	$678,293	$–	$–	$678,293
Airlines	543,235	–	–	543,235
Apparel Manufacturers	347,106	–	–	347,106
Beverages - Wine/Spirits	548,568	–	–	548,568
Commercial Services - Finance	585,266	–	–	585,266
Computer Services	588,380	–	–	588,380
Cosmetics & Toiletries	547,132	–	–	547,132
Dental Supplies & Equipment	500,308	–	–	500,308
Diversified Banking Institution	1,014,088	–	–	1,014,088
Electronic Components - Semiconductors	928,438	–	–	928,438
Electronic Secure Devices	453,492	–	–	453,492
Finance - Credit Card	1,185,188	–	–	1,185,188

Notes to Portfolios of Investments	December 31, 2017

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
All American Equity Fund (continued)
Investments in Securities*
(continued)
Gold Mining	$367,696	$–	$–	$367,696
Medical - Biomedical/Genetics	399,970	–	–	399,970
Medical - HMO	421,719	–	–	421,719
Medical Labs & Testing Services	384,111	–	–	384,111
Oil Companies - Exploration & Production	420,420	–	–	420,420
Oil Refining & Marketing	1,079,776	–	–	1,079,776
REITS - Diversified	456,544	–	–	456,544
Retail - Building Products	549,637	–	–	549,637
Retail - Drug Store	275,500	–	–	275,500
Retail - Jewelry	316,680	–	–	316,680
Retail - Major Dept Store	519,928	–	–	519,928
Semiconductor Equipment	496,989	–	–	496,989
Supranational Bank	520,860	–	–	520,860
Water	503,195	–	–	503,195
Rights
Food - Retail	–	–	0	0
Exchange Traded Funds	1,097,657	–	–	1,097,657
Investments, at Value	$15,730,176	$–	$0	$15,730,176

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Holmes Macro Trends Fund
Investments in Securities*
Common Stocks
Applications Software	$1,033,560	$–	$–	$1,033,560
Bicycle Manufacturing	889,665	–	–	889,665
Brewery	1,350,504	–	–	1,350,504
Building - Residential/Commercial	1,733,193	–	–	1,733,193
Building & Construction Products - Miscellaneous	1,734,240	–	–	1,734,240
Building Products - Air & Heating	1,853,514	–	–	1,853,514
Casino Hotels	2,461,414	–	–	2,461,414
Chemicals - Specialty	1,516,130	–	–	1,516,130
Commercial Services	1,989,585	–	–	1,989,585

Notes to Portfolios of Investments	December 31, 2017

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Holmes Macro Trends Fund (continued)
Investments in Securities*
(continued)
Commercial Services - Finance	$2,049,740	$–	$–	$2,049,740
Consumer Products - Miscellaneous	1,573,294	–	–	1,573,294
Distribution/Wholesale	1,853,995	–	–	1,853,995
Electronic Secure Devices	994,500	–	–	994,500
Energy - Alternate Sources	–	–	0	0
Food - Miscellaneous/Diversified	1,377,380	–	–	1,377,380
Golf	1,113,007	–	–	1,113,007
Medical - Drugs	1,251,290	–	–	1,251,290
Medical - Hospitals	–	–	0	0
Oil Companies - Exploration & Production	459,427	–	–	459,427
Real Estate Management/Services	2,655,744	–	–	2,655,744
Real Estate Operating/Development	–	–	394,500	394,500
REITS - Diversified	833,330	–	–	833,330
Retail - Pet Food & Supplies	1,938,300	–	–	1,938,300
Retail - Restaurants	1,225,231	–	–	1,225,231
Television	1,373,632	–	–	1,373,632
Tobacco	1,471,046	–	–	1,471,046
Veterinary Diagnostics	800,650	–	–	800,650
Web Hosting/Design	903,223	–	–	903,223
Corporate Convertible Bond	–	327,993	–	327,993
Corporate Non-Convertible Bond	–	–	233,829	233,829
Exchange Traded Funds	1,627,279	–	–	1,627,279
Warrants
Gold Mining	12	–	–	12
Oil Companies - Exploration & Production	–	0	–	0
Investments, at Value	$38,062,885	$327,993	$628,329	$39,019,207

Notes to Portfolios of Investments	December 31, 2017

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Resources Fund
Investments in Securities*
Common Stocks
Agricultural Chemicals	$1,101,378	$–	$–	$1,101,378
Agricultural Operations	–	116,161	–	116,161
Automotive/Truck Parts & Equipment - Original	1,212,738	–	–	1,212,738
Chemicals - Diversified	2,554,406	2,607,534	–	5,161,940
Chemicals - Fibers	1,701,440	–	–	1,701,440
Chemicals - Specialty	2,270,608	1,016,748	–	3,287,356
Coal	2,235,998	2,539,489	0	4,775,487
Coatings/Paint	–	1,184,220	–	1,184,220
Diamonds/Precious Stones	32,935	–	756	33,691
Diversified Minerals	3,641,928	1,399,772	–	5,041,700
Energy - Alternate Sources	2,691,063	1,089,788	0	3,780,851
Forestry	3,275,429	32,386	–	3,307,815
Gold Mining	5,323,629	7,707,218	0	13,030,847
Medical - Drugs	52,252	–	–	52,252
Medical - Hospitals	–	–	0	0
Metal - Copper	1,568,748	–	–	1,568,748
Metal - Diversified	707,118	3,219,095	–	3,926,213
Metal - Iron	–	2,461,041	0	2,461,041
Mining Services	–	–	0	0
Natural Resource Technology	–	–	15,225	15,225
Non-Ferrous Metals	372,514	19,600	–	392,114
Oil - Field Services	–	1,207,534	0	1,207,534
Oil Companies - Exploration & Production	3,999,098	3,592,334	0	7,591,432
Oil Companies - US Royalty Trusts	80,400	–	–	80,400
Oil Refining & Marketing	1,800,640	1,200,594	–	3,001,234
Petrochemicals	–	2,190,434	–	2,190,434
Poultry	1,167,856	–	–	1,167,856
Precious Metals	959,868	–	–	959,868
Real Estate Operating/ Development	–	–	6,884,534	6,884,534
Steel - Producers	–	2,884,129	–	2,884,129
Transportation - Marine	1,117,200	–	–	1,117,200
Corporate Convertible Bond	–	7,832,832	–	7,832,832
Corporate Non-Convertible Bond	–	–	2,805,938	2,805,938
Exchange Traded Funds	468,228	–	–	468,228
Subscription Receipts	–	–	485,324	485,324
Warrants
Diversified Minerals	–	0	–	0
Gold Mining	2,840	–	–	2,840

Notes to Portfolios of Investments	December 31, 2017

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Resources Fund (continued)
Investments in Securities* (continued)
Non-Ferrous Metals	$–	$0	$–	$0
Oil Companies - Exploration & Production	–	0	–	0
Purchased Call Options	1,631,200	1,742,670	–	3,373,870
Investments, at Value	$39,969,514	$44,043,579	$10,191,777	$94,204,870

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
World Precious Minerals Fund
Investments in Securities*
Common Stocks
Advanced Materials/ Production	$2,673,031	$–	$–	$2,673,031
Capital Pools	–	105,012	–	105,012
Coal	–	–	0	0
Diamonds/Precious Stones	1,249,324	–	2,048	1,251,372
Diversified Minerals	8,436,696	1,067,603	0	9,504,299
Gold Mining	59,888,241	3,159,444	0	63,047,685
Medical - Drugs	3,574	–	–	3,574
Medical - Hospitals	–	–	0	0
Metal - Copper	681,782	–	–	681,782
Metal - Diversified	5,545,695	5,066,944	–	10,612,639
Mining Services	–	525,788	–	525,788
Non-Ferrous Metals	942,721	–	–	942,721
Oil Companies - Exploration & Production	–	–	0	0
Optical Recognition
Equipment	10,862	–	–	10,862
Precious Metals	18,335,415	1,478,312	–	19,813,727
Silver Mining	87,510	–	–	87,510
Corporate Convertible Bond	–	2,724,267	–	2,724,267
Corporate Non-Convertible Bond	–	–	748,250	748,250
Right	450,594	–	–	450,594
Exchange Traded Funds	1,591,700	–	–	1,591,700
Subscription Receipt	–	–	453,461	453,461
Warrants
Diversified Minerals	–	0	–	0
Gold Mineral Exploration & Development	–	–	0	0

Notes to Portfolios of Investments	December 31, 2017

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
World Precious Minerals Fund (continued)
Investments in Securities* (continued)
Gold Mining	$443,789	$134,248	$0	$578,037
Metal - Diversified	–	53,103	–	53,103
Precious Metals	–	186,157	–	186,157
Investments, at Value	$100,340,934	$14,500,878	$1,203,759	$116,045,571

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Gold And Precious Metals Fund
Investments in Securities*
Common Stocks
Capital Pools	$–	$–	$477,327	$477,327
Diamonds/Precious Stones	894,193	–	–	894,193
Gold Mining	58,520,797	17,077,278	–	75,598,075
Medical - Hospitals	–	–	0	0
Metal - Diversified	4,556,881	–	–	4,556,881
Precious Metals	8,052,107	–	0	8,052,107
Recycling	–	800,898	–	800,898
Silver Mining	4,188,931	–	–	4,188,931
Corporate Convertible Bonds	–	1,747,335	–	1,747,335
Corporate Non-Convertible Bonds	–	–	280,594	280,594
Exchange Traded Funds	1,591,700	–	–	1,591,700
Units	–	–	2,000,000	2,000,000
Warrants
Gold Mining	375,964	–	–	375,964
Silver Mining	–	60,760	–	60,760
Investments, at Value	$78,180,573	$19,686,271	$2,757,921	$100,624,765

Notes to Portfolios of Investments	December 31, 2017

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Emerging Europe Fund
Assets
Investments in Securities*
Common Stocks
Agricultural Chemicals	$–	$471,557	$–	$471,557
Airlines	–	3,125,113	–	3,125,113
Airport Development/ Maintenance	–	300,083	–	300,083
Audio/Video Products	–	514,942	–	514,942
Automotive - Cars & Light Trucks	–	1,295,969	–	1,295,969
Automotive/Truck Parts & Equipment - Original	–	184,584	–	184,584
Beverages - Non-alcoholic	–	180,371	–	180,371
Cellular Telecommunication	282,263	622,039	–	904,302
Chemicals - Diversified	–	767,210	–	767,210
Chemicals - Fibers	–	449,950	–	449,950
Chemicals - Specialty	–	182,044	–	182,044
Coal	–	1,063,579	–	1,063,579
Commercial Banks Non-US	4,866,705	4,651,444	–	9,518,149
Communications Software	–	183,163	–	183,163
Computer Services	250,650	491,947	–	742,597
Cosmetics & Toiletries	–	266,238	–	266,238
Diamonds/Precious Stones	–	172,972	–	172,972
Diversified Operations	–	1,147,944	–	1,147,944
Electric - Distribution	–	553,049	–	553,049
Electric - Generation	–	620,491	–	620,491
Electric - Integrated	–	387,333	–	387,333
Entertainment Software	–	320,310	–	320,310
Finance - Other Services	–	148,101	–	148,101
Food - Retail	–	1,000,002	–	1,000,002
Food - Wholesale/ Distribution	–	182,341	–	182,341
Gold Mining	572,792	215,793	–	788,585
Human Resources	–	272,322	–	272,322
Machinery - Farm	–	220,621	–	220,621
Metal - Diversified	512,209	257,925	–	770,134
Metal - Iron	–	423,720	–	423,720
Miscellaneous
Manufacturing	–	309,308	–	309,308
Multi-line Insurance	–	1,577,768	–	1,577,768
Oil Companies - Exploration & Production	258,973	–	–	258,973
Oil Companies - Integrated	4,576,706	1,435,642	–	6,012,348
Oil Refining & Marketing	–	1,557,123	–	1,557,123
Property/Casualty Insurance	–	459,636	–	459,636

Notes to Portfolios of Investments	December 31, 2017

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Emerging Europe Fund (continued)
Assets (continued)
Investments in Securities*
(continued)
Real Estate Operating/ Development	$–	$424,962	$–	$424,962
Regional Banks - Non US	–	443,122	–	443,122
Retail - Automobile	–	206,302	–	206,302
Retail - Jewelry	–	197,288	–	197,288
Retail - Major Dept Store	–	133,188	–	133,188
Steel - Producers	884,719	1,614,237	–	2,498,956
Telecom Services	–	546,716	–	546,716
Telephone - Integrated	–	643,054	–	643,054
Textile - Apparel	–	232,540	–	232,540
Tobacco	–	202,418	–	202,418
Transportation - Rail	–	496,643	–	496,643
Transportation - Services	–	249,298	–	249,298
Travel Services	–	240,321	–	240,321
Web Portals/ISP	204,687	–	–	204,687
Exchange Traded Funds	436,381	–	–	436,381
Investments, at Value	$12,846,085	$31,642,723	$–	$44,488,808
Other Financial Instruments†
Currency Contracts	–	26,243	–	26,243
Total Assets	$12,846,085	$31,668,966	$–	$44,515,051

Liabilities
Other Financial Instruments†
Currency Contracts	–	(148,063)	–	(148,063)
Total Liabilities	$–	$(148,063)	$–	$(148,063)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
China Region Fund
Investments in Securities*
Common Stocks
Agricultural Operations	$–	$50,234	$–	$50,234
Airlines	–	272,927	–	272,927
Automotive - Cars & Light
Trucks	–	4,476,580	–	4,476,580
Automotive - Medium & Heavy Duty Trucks	–	281,359	–	281,359

Notes to Portfolios of Investments	December 31, 2017

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
China Region Fund (continued)
Investments in Securities* (continued)
Automotive/Truck Parts & Equipment - Original	$–	$1,000,475	$–	$1,000,475
Batteries/Battery Systems	–	85,077	–	85,077
Beverages - Non-alcoholic	–	56,253	–	56,253
Building & Construction Products - Miscellaneous	–	67,937	–	67,937
Building Products - Doors & Windows	–	571,939	–	571,939
Casino Hotels	–	1,098,751	–	1,098,751
Chemicals - Diversified	–	25,196	–	25,196
Chemicals - Other	–	296,677	–	296,677
Chemicals - Specialty	–	446,103	–	446,103
Coal	–	606,912	–	606,912
Commercial Banks Non-US	–	164,144	–	164,144
Commercial Service - Finance	–	273,460	–	273,460
Computers - Integrated System	–	76,588	–	76,588
Computers - Memory Devices	–	168,454	–	168,454
Computers - Peripher Equipment	–	20,756	–	20,756
Cosmetics & Toiletries	–	26,080	–	26,080
Diversified Operations	–	351,899	–	351,899
Electric - Distribution	–	29,622	–	29,622
Electronic Components - Miscellaneous	–	1,310,946	–	1,310,946
Electronic Components - Semiconductors	–	28,411	–	28,411
Entertainment Software	172,535	241,756	–	414,291
Food - Miscellaneous/Diversified	–	17,339	–	17,339
Internet Application Software	–	2,587,898	–	2,587,898
Life/Health Insurance	–	99,289	–	99,289
Machinery - Construction & Mining	–	513,963	–	513,963
Medical - Drugs	–	393,642	–	393,642
Medical Products	–	290,974	–	290,974
Metal - Copper	–	174,052	–	174,052
Multi-line Insurance	–	1,535,066	–	1,535,066
Non-Ferrous Metals	–	19,600	–	19,600
Non-hazardous Waste Disposal	–	117,556	–	117,556
Oil Companies - Integrated	202,208	26,952	–	229,160

Notes to Portfolios of Investments	December 31, 2017

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
China Region Fund (continued)
Investments in Securities* (continued)
Oil Refining & Marketing	$–	$473,964	$–	$473,964
Paper & Related Products	–	159,786	–	159,786
Pastoral & Agricultural	–	186,769	–	186,769
Petrochemicals	239,400	305,800	–	545,200
Photo Equipment & Supplies	–	1,993,470	–	1,993,470
Property/Casualty Insurance	–	707,464	–	707,464
Real Estate Operating/Development	–	2,535,451	–	2,535,451
Retail - Automobile	–	249,973	–	249,973
Retail - Home Furnishings	–	976,631	–	976,631
Semiconductor Equipment	–	1,068,224	–	1,068,224
Telecom Services	–	114,553	–	114,553
Call Option	–	492,500	–	492,500
Investments, at Value	$614,143	$27,069,452	$–	$27,683,595

*	Refer to the Portfolio of Investments for a detailed list of the Fund’s investments.
†	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments, such as Currency Contracts, which are valued at the unrealized appreciation (depreciation) at year end.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period January 1, 2017 through December 31, 2017:

Fund	Transfers From Level 1 to Level 2*		Transfers from Level 2 to Level 1*
Holmes Macro Trends Fund	$—		$12	(1)
Global Resources Fund	19,600	(2)	122,172	(1)
World Precious Minerals Fund	—		4,380,091	(1)
Gold and Precious Metals Fund	—		288,186	(1)
China Region Fund	19,600	(2)	—

*	The Funds’ policy is to recognize transfers in and transfers out as of the end of the reporting period.
(1)	Securities were valued at a quoted price at the end of the current fiscal year, but at the mean between bid and ask quotations at the end of the prior fiscal year.
(2)	Securities were valued at a IDC fair value price at the end of the current fiscal year, but at a quoted price at the end of the prior fiscal year.

Notes to Portfolios of Investments	December 31, 2017

The following is a reconciliation of assets for which unobservable inputs (Level 3) were used in determining fair value during the period January 1, 2017 through December 31, 2017:

	Rights	Total
All American Equity Fund
Beginning Balance 12/31/16	$0	$0
Ending Balance 12/31/17	$0	$0
Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/17(1)	$—	$—

	Common Stocks	Corporate Non-Convertible Bond	Total
Holmes Macro Trends Fund
Beginning Balance 12/31/16	$293,796	$233,829	$527,625
Net change in unrealized appreciation (depreciation)	100,704	—	100,704
Ending Balance 12/31/17	$394,500	$233,829	$628,329
Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/17(1)	$100,704	$—	$100,704

	Common Stocks	Corporate Non-Convertible Bond	Subscription Receipt	Total
Global Resources Fund
Beginning Balance 12/31/16	$5,264,464	$2,805,938	$—	$8,070,402
Purchases	—	—	503,347	503,347
Net change in unrealized appreciation (depreciation)	1,635,295	—	(18,023)	1,617,272
Transfers into Level 3*	756	—	—	756
Ending Balance 12/31/17	$6,900,515	$2,805,938	$485,324	$10,191,777
Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/17(1)	$1,635,295	$—	(18,023)	1,617,272

	Common Stock	Corporate Non-Convertible Bond	Subscription Receipt	Total
World Precious Minerals Fund
Beginning Balance 12/31/2016	$—	$748,250	$—	$748,250
Purchases	—	—	473,317	473,317
Net change in unrealized appreciation (depreciation)	—	—	(19,856)	(19,856)
Transfers into Level 3*	2,048	—	—	2,048
Ending Balance 12/31/2017	$2,048	$748,250	$453,461	$1,203,759
Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/17(1)	$—	$—	$(19,856)	$(19,856)

Notes to Portfolios of Investments	December 31, 2017

	Common Stocks	Corporate Non-Convertible Bond	Units	Total
Gold and Precious Metals Fund
Beginning Balance 12/31/16	$—	$280,594	$—	$280,594
Purchases	730,204	—	2,000,000	2,730,204
Net change in unrealized appreciation (depreciation)	(252,877)	—	—	(252,877)
Ending Balance 12/31/17	$477,327	$280,594	$2,000,000	$2,757,921
Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/17(1)	$(252,877)	$—	$—	$(252,877)

*	The Funds’ policy is to recognize transfers in and transfers out as of the end of the reporting period.
(1)	The amounts shown represent the net change in unrealized appreciation (depreciation) attributable to only those investments still held and classified as Level 3 at December 31, 2017.

Significant unobservable inputs  developed by the Valuation Committee (“Valuation Committee”) for Level 3 investments held at year-end are as follows:

	Fair Value at 12/31/2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
All American Equity Fund
Investments in Securities Rights	$—	Market Transaction(1)	Discount	100%

Holmes Macro Trends Fund
Investments in Securities				100% discount-12%
Common Stocks	394,500	Market Transaction(1)	Discount	premium (36%discount)
Corporate Non-Convertible Bonds	233,829	Market Transaction(1)	Discount	0%

Global Resources Fund
Investments in Securities				100% discount-12%
Common Stocks	6,900,515	Market Transaction(1)	Discount	premium (86% discount)
Corporate Non-Convertible Bonds	2,805,938	Market Transaction(1)	Discount	0%
Subscription Receipts	485,324	Market Transaction(1)	Discount	3% - 4% discount (4% discount)

World Precious Minerals Fund
Investments in Securities				0%-100% discount
Common Stocks	2,048	Market Transaction(1)	Discount	(100% discount)
Corporate Non-Convertible Bonds	748,250	Market Transaction(1)	Discount	100%
Subscription Receipts	453,461	Market Transaction(1)	Discount	4%
Warrants	-	Market Transaction(1)	Discount	100%

Gold and Precious Metals Fund
Investments in Securities				100%-2% premium
Common Stocks	477,327	Market Transaction(1)	Discount	(41% discount)

Notes to Portfolios of Investments	December 31, 2017

	Fair Value at 12/31/2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Corporate Non-Convertible				0% - 100% discount
Bonds	280,594	Market Transaction(1)	Discount	(63% discount)
Units	2,000,000	Market Transaction(1)	Discount	0%

(1)	Market Transaction refers to most recent known market transaction, including transactions in which the fund participated, as adjusted for any discount or premium as discussed below.

The majority of securities classified as Level 3 are private companies. The initial valuation is usually cost, which is then adjusted as determined by the Valuation Committee for subsequent known market transactions and evaluated for progress against anticipated milestones and current operations. An evaluation that the holding no longer meets expectations could result in the application of discounts and a significantly lower fair valuation. For certain securities, the last known market transaction is increased or decreased by changes in a market index or industry peers as approved by the Valuation Committee.

Affiliated Companies

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the year ended December 31, 2017.

		Shares of Affiliated Companies
Global Resources Fund	December 31, 2016	Additions	Reductions	December 31, 2017
Agriterra, Ltd.	69,849,776	—	—	698,497	(a)
Atlas African Industries, Ltd.	255,854,621	—	—	255,854,621
Bravern Ventures, Ltd.	254,431	—	—	254,431
Caribbean Resources Corp.	17	—	—	17
Pacific Green Energy Corp.	2,400,000	—	—	2,400,000

At December 31, 2017, the value of investments  in affiliated companies was $32,386, representing 0.03% of net assets, and the total cost was $34,833,526. There was no realized gain (loss) on transactions and no income earned for the period.

		Shares of Affiliated Companies
World Precious Minerals Fund	December 31, 2016	Additions	Reductions	December 31, 2017
Argent Minerals, Ltd.	17,100,000	4,000,000	—	21,100,000	(a)
Argo Gold, Inc.	—	1,825,000	—	1,825,000
Barsele Minerals Corp.	10,169,000	1,353,000	(3,650,701)	7,871,299
Barsele Minerals Corp., Warrants	1,850,000	—	(1,250,000)	600,000
Bonterra Resources, Inc.	6,500,000	625,000	(2,500,000)	4,625,000	(a)
Bonterra Resources, Inc., Warrants	1,250,000	—	(625,000)	625,000	(a)
Brixton Metals Corp.	2,500,000	—	—	2,500,000	(a)
Canyon Resources, Ltd.	10,006,593	6,168,864	(1,175,457)	15,000,000	(a)
Canyon Resources, Ltd., Warrants	6,168,864	—	—	—	(a)
CopperBank Resources Corp.	6,979,418	9,000,000	—	15,979,418
Dolly Varden Silver Corp.	5,628,500	2,686,500	(315,000)	8,000,000
Enforcer Gold Corp.	—	3,000,000	—	3,000,000	(a)
Fiore Exploration, Ltd.	7,746,800	—	—	—	(a)

Notes to Portfolios of Investments	December 31, 2017

World Precious Minerals Fund (cont'd)	December 31, 2016	Additions	Reductions	December 31, 2017
Golden Peak Minerals, Inc.	1,999,998	300,000	—	2,299,998
Mammoth Resources Corp.	4,818,000	1,025,000	(3,671,800)	2,171,200
Minera Alamos, Inc., Warrants	2,225,000	—	—	2,225,000	(a)
Minera Alamos, Inc.	4,450,000	—	—	—	(a)
Murchison Minerals, Ltd.	3,000,000	—	—	—	(a)
Murchison Minerals, Ltd., Warrants	1,500,000	—	—	1,500,000	(a)
Nano One Materials Corp.	3,100,000	500,000	(600,000)	3,000,000	(a)
NV Gold Corp.	1,800,000	—	(100,000)	1,700,000	(a)
Orex Minerals, Inc.	8,173,000	—	(3,173,000)	5,000,000	(a)
Orex Minerals, Inc., Warrants	1,250,000	—	—	—	(a)
Red Pine Exploration, Inc.	10,000,000	—	(1,718,000)	8,282,000	(a)
Redstar Gold Corp.	15,000,000	—	—	15,000,000	(a)
Redstar Gold Corp., Warrants	2,500,000	—	—	2,500,000	(a)
Toachi Mining, Inc.	6,350,000	4,000,000	(4,350,000)	6,000,000
TriStar Gold, Inc.	25,308,000	2,000,000	(197,500)	27,110,500
TriStar Gold, Inc., Warrants	—	1,000,000	—	1,000,000

At December 31, 2017, the value of investments in affiliated companies was $17,344,302, representing 14.73% of net assets, and the total cost was $14,481,874. Net realized gains on transactions were $3,344,211 and there was no income earned for the period.

	Shares of Affiliated Companies
Gold And Precious Metals Fund	December 31, 2016	Additions	Reductions	December 31, 2017
Mene, Inc.	—	5,714,285	—	5,714,285

At December 31, 2017, the value of investments in affiliated companies was $2,000,000, representing 1.99% of net assets, and the total cost was $2,000,000. There was no realized gain (loss) on transactions and no income earned for the period.

(a)	At December 31, 2017, the company was no longer defined as an affiliate, although it was an affiliate company during the year.

Restricted Securities

The following securities are subject to contractual and regulatory restrictions on resale or transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a Fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the Fund could liquidate these securities. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

Holmes Macro Trends Fund	Acquisition Date	Cost per Share/Unit
Interamerican Energy Corp., Corporate Note (November 2021)	05/25/12	$100.00
Pacific Infrastructure, Inc.	08/06/10-11/22/10	$1.00

As of December 31, 2017, the total cost of restricted securities was $660,454, and the total value was $628,329, representing 1.51% of net assets.

Notes to Portfolios of Investments	December 31, 2017

Global Resources Fund	Acquisition Date	Cost per Share/Unit
Chakana Copper Corp., 144A, Subscription Receipts	11/09/17	$0.39
Interamerican Energy Corp., Corporate Note (November 2021)	05/25/12	$100.00
I-Pulse, Inc., 144A	10/04/07	$1.88
Pacific Infrastructure, Inc.	08/06/10-11/22/10	$1.00
PentaNova Energy Corp.	08/30/17	$0.08
Troilus Gold, Inc., Subscription Receipts	11/21/17	$1.28

As of December 31, 2017, the total cost of restricted securities was $10,862,059, and the total value was $10,448,300, representing 10.85% of net assets.

World Precious Minerals Fund	Acquisition Date	Cost per Share/Unit
Chakana Copper Corp., 144A, Subscription Receipts	11/09/17	$0.39
Dolly Varden Silver Corp.	09/13/17	$0.50
Interamerican Energy Corp., Corporate Note (November 2021)	05/25/12	$100.00

As of December 31, 2017, the total cost of restricted securities was $1,722,224, and the total value was $1,745,864, representing 1.48% of net assets.

Gold and Precious Metals Fund	Acquisition Date	Cost per Share/Unit
Hut-8 Mining Corp.	12/20/17	$1.95
Interamerican Energy Corp., Corporate Note (November 2021)	05/25/12	$100.00
Mene, Inc., Units	12/29/17	$0.35

As of December 31, 2017, the total cost of restricted securities was $2,748,230, and the total value was $2,757,921, representing 2.74% of net assets.

Statements of Assets and Liabilities

U.S. Government Securities Ultra-Short Bond Fund
Investments, at identified cost	$48,519,073

Assets
Investments, at value:
Securities of unaffiliated issuers	$48,457,294
Cash	912,255
Receivables:
Dividends and interest	103,781
Capital shares sold	31,483
Prepaid expenses	12,583
Total Assets	49,517,396

Liabilities
Payables:
Capital shares redeemed	33,918
Distributions payable	5,826
Accrued expenses and other payables:
Adviser	10,923
Administration and Transfer Agent fees	11,407
Trustees	80
Other expenses	28,501
Total Liabilities	90,655

Net Assets	$49,426,741

Net Assets Consist of:
Paid-in capital	$49,490,291
Accumulated undistributed (distributions in excess of) net investment income	(1,113)
Accumulated net realized loss from investment transactions and other assets and liabilities denominated in foreign currencies	(658)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	(61,779)
Net assets applicable to capital shares outstanding	$49,426,741

By share class

Net Assets
Investor Class	$49,426,741

Capital shares outstanding, an unlimited number of no par shares authorized
Investor Class	24,775,173

Net Asset Value, Public Offering Price and Redemption Price per share*
Investor Class	$2.00

*	Redemption price per share may vary depending on length of time shares are held. See Note 1 I..

See accompanying notes to financial statements.

December 31, 2017

Near-Term Tax Free Fund	All American Equity Fund	Holmes Macro Trends Fund
$68,769,816	$15,090,288	$34,937,441

$68,589,222	$15,730,176	$39,019,207
472,060	210,263	2,584,043

838,403	9,975	66,507
36,024	19,485	113,927
12,887	11,003	12,466
69,948,596	15,980,902	41,796,150

762,860	9,302	114,720
7,061	–	–

13,422	3,661	35,079
12,477	6,514	10,373
115	25	65
32,924	29,487	38,652
828,859	48,989	198,889

$69,119,737	$15,931,913	$41,597,261

$70,183,807	$15,828,404	$37,822,655
(3,429)	76,995	–

(880,047)	(613,374)	(307,160)

(180,594)	639,888	4,081,766
$69,119,737	$15,931,913	$41,597,261

$69,119,737	$15,931,913	$41,597,261

31,328,194	639,726	2,130,944

$2.21	$24.90	$19.52

Statements of Assets and Liabilities

Global Resources Fund
Investments, at identified cost	$149,683,526
Assets
Investments, at value:
Securities of unaffiliated issuers	$94,172,484
Securities of affiliated issuers	32,386
Cash	1,267,248
Unrealized gain on forward foreign currency contracts	–
Foreign currencies (Cost $1,153,989, $180,248, $6,722, $229,100 and $112,525)	1,149,947
Receivables:
Dividends and interest	149,513
Capital shares sold	122,680
Investments sold	–
Prepaid expenses	24,970
Total Assets	96,919,228

Liabilities
Unrealized loss on forward foreign currency contracts	–
Payables:
Capital shares redeemed	203,474
Investments purchased	282,798
Foreign capital gains tax payable	–
Accrued expenses and other payables:
Adviser	81,194
Administration and Transfer Agent fees	21,114
Trustees	145
Other expenses	65,788
Total Liabilities	654,513

Net Assets	$96,264,715

Net Assets Consist of:
Paid-in capital	$356,523,580
Accumulated undistributed (distributions in excess of) net investment income	1,183,598
Accumulated net realized loss from investment transactions and other assets and liabilities denominated in foreign currencies	(205,976,993)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	(55,465,470)
Net assets applicable to capital shares outstanding	$96,264,715

By share class

Net Assets
Investor Class	$95,746,907
Institutional Class	$517,808

Capital shares outstanding, an unlimited number of no par shares authorized
Investor Class	15,725,984
Institutional Class	84,538

Net Asset Value, Public Offering Price and Redemption Price per share*
Investor Class	$6.09
Institutional Class	$6.13

*	Redemption price per share may vary depending on length of time shares are held. See Note 1 I..

See accompanying notes to financial statements.

December 31, 2017

World Precious Minerals Fund	Gold and Precious Metals Fund	Emerging Europe Fund	China Region Fund
$139,095,801	$79,721,624	$38,205,696	$18,519,898

$98,701,269	$98,624,765	$44,488,808	$27,683,595
17,344,302	2,000,000	–	–
1,346,416	346,160	672,185	2,113,016
–	–	26,243	–
180,255	6,795	231,870	114,047

31,023	32,352	210,918	20,924
289,521	1,037,094	30,043	79,968
225,191	–	–	–
24,512	13,137	11,894	13,135
118,142,489	102,060,303	45,671,961	30,024,685

–	–	148,063	–

216,230	712,565	1 03,840	150,734
7,948	473,638	–	–
–	–	4,880	4,591

42,777	50,461	47,394	42,163
29,495	21,192	10,339	8,550
175	145	70	45
72,962	62,493	55,506	43,369
369,587	1,320,494	370,092	249,452

$117,772,902	$100,739,809	$45,301,869	$29,775,233

$454,955,596	$184,722,152	$77,441,811	$23,950,141
(11,339,495)	(4,212,058)	(184,330)	–

(302,793,102)	(100,673,586)	(38,107,862)	(3,335,567)

(23,050,097)	20,903,301	6,152,250	9,160,659
$117,772,902	$100,739,809	$45,301,869	$29,775,233

$114,765,794	$100,739,809	$45,301,869	$29,775,233
$3,007,108	$–	$–	$–

24,471,655	12,656,624	6,214,380	2,582,962
638,486	–	–	–

$4.69	$7.96	$7.29	$11.53
$4.71	$–	$–	$–

Statements of Operations

U.S. Government Securities Ultra-Short Bond Fund
Net Investment Income

Income
Dividends from unaffiliated issuers	$–
Net dividends	–
Interest and other	600,502
Total income	600,502

Expenses:
Management fee	264,594
Administrative services fee	47,937
Accounting service fees and expenses	59,594
Distribution plan fee	–
Transfer agent fees and expenses	35,028
Professional fees	32,323
Custodian fees	5,738
Shareholder reporting expenses	14,913
Registration fees	15,167
Trustee fees and expenses	6,473
Chief compliance officer fees	11,816
Miscellaneous expenses	53,084
Total expenses before reductions	546,667
Expenses offset - Note 1 H	–
Expenses reimbursed - Note 3	(307,528)
Net expenses	239,139

Net Investment Income (Loss)	361,363

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	(614)
Foreign currency transactions	–
Written options	–
Net realized gain (loss)	(614)
Net change in unrealized appreciation (depreciation) of:
Investments in unaffiliated issuers	(139,355)
Net change in unrealized appreciation (depreciation)	(139,355)

Net Realized and Unrealized Gain (Loss) on Investments	(139,969)

Net Increase (Decrease) In Net Assets Resulting From Operations	$221,394

See accompanying notes to financial statements.

For the Year Ended December 31, 2017

Near-Term Tax Free Fund	All American Equity Fund	Holmes Macro Trends Fund
$–	$356,603	$500,371
–	356,603	500,371
1,350,218	–	65,022
1,350,218	356,603	565,393

417,596	86,325	391,315
85,818	30,539	43,472
95,347	18,845	44,497
–	41,728	99,879
23,313	21,585	28,120
34,860	28,092	30,187
14,391	8,235	11,757
19,641	9,323	13,731
23,563	15,484	14,919
7,870	4,876	5,873
18,724	3,742	8,833
118,790	29,721	51,054
859,913	298,495	743,637
(35,044)	(6,149)	(15,454)
(447,532)	–	–
377,337	292,346	728,183

972,881	64,257	(162,790)

(235,301)	385,174	4,045,224
–	–	439
–	9,470	48,193
(235,301)	394,644	4,093,856

414,855	477,781	3,047,423
414,855	477,781	3,047,423

179,554	872,425	7,141,279

$1,152,435	$936,682	$6,978,489

Statements of Operations

Global Resources Fund
Net Investment Income

Income
Dividends from unaffiliated issuers	$2,405,906
Foreign tax withheld on dividends	(134,679)
Net dividends	2,271,227
Interest and other	1,093,994
Total income	3,365,221

Expenses:
Management fee	653,242
Administrative services fee	53,433
Administrative services fee - Investor Class	47,269
Administrative services fee - Institutional Class	325
Accounting service fees and expenses	106,831
Distribution plan fee	236,319
Transfer agent fees and expenses	–
Transfer agent fees and expenses - Investor Class	81,419
Transfer agent fees and expenses - Institutional Class	8,655
Professional fees	39,274
Custodian fees	46,796
Shareholder reporting expenses	–
Shareholder reporting expenses - Investor Class	40,724
Shareholder reporting expenses - Institutional Class	2,379
Registration fees	–
Registration fees - Investor	8,351
Registration fees - Institutional	9,691
Trustee fees and expenses	8,490
Chief compliance officer fees	21,298
Miscellaneous expenses	184,793
Total expenses before reductions	1,549,289
Expenses offset - Note 1 H	(20,759)
Expenses reimbursed - Note 3	(17,331)
Net expenses	1,511,199

Net Investment Income (Loss)	1,854,022

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	3,876,583
Securities from affiliated issuers	–
Foreign currency transactions	(88,661)
Net realized gain	3,787,922
Net change in unrealized appreciation (depreciation) of:
Investments in unaffiliated issuers	45,982,506
Investments in affiliated issuers	(34,801,137)
Other assets and liabilities denominated in foreign currencies	3,006
Deferred foreign capital gains taxes	–
Net change in unrealized appreciation (depreciation)	11,184,375

Net Realized and Unrealized Gain (Loss) on Investments	14,972,297

Net Increase (Decrease) In Net Assets Resulting From Operations	$16,826,319

See accompanying notes to financial statements.

For the Year Ended December 31, 2017

World Precious Minerals Fund	Gold and Precious Metals Fund	Emerging Europe Fund	China Region Fund
$44,408	$670,332	$1,838,688	$497,710
(2,721)	(26,610)	(217,864)	(36,030)
41,687	643,722	1,620,824	461,680
386,745	178,909	–	–
428,432	822,631	1,620,824	461,680

1,359,934	828,811	542,244	321,596
72,940	105,869	46,835	35,850
67,196	–	–	–
1,302	–	–	–
158,405	115,027	51,043	25,043
335,932	254,361	113,800	60,213
–	89,204	37,567	26,001
94,495	–	–	–
14,682	–	–	–
40,161	37,992	39,730	34,896
58,249	33,164	63,815	18,442
–	26,198	20,652	19,908
37,131	–	–	–
1,270	–	–	–
–	30,159	13,450	17,060
17,551	–	–	–
4,818	–	–	–
16,912	8,883	6,137	5,176
31,221	22,883	10,062	5,107
226,285	155,072	109,021	57,164
2,538,484	1,707,623	1,054,356	626,456
(22,410)	(28,966)	(8,000)	(11,965)
(29,301)	–	–	(8,997)
2,486,773	1,678,657	1,046,356	605,494

(2,058,341)	(856,026)	574,468	(143,814)

9,227,071	5,712,281	4,410,422	1,580,658
3,344,211	–	–	–
(857,830)	(585,524)	(1,075,996)	5,153
11,713,452	5,126,757	3,334,426	1,585,811

(9,769,272)	6,800,280	5,626,436	8,259,256
(5,607,761)	–	–	–
(459)	193	(113,591)	3,060
–	–	(4,880)	(4,591)
(15,377,492)	6,800,473	5,507,965	8,257,725
(3,664,040)	11,927,230	8,842,391	9,843,536
$(5,722,381)	$11,071,204	$9,416,859	$9,699,722

Statements of Changes in Net Assets

	U.S. Government Securities Ultra-Short Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets

From operations:
Net investment income	$361,363	$259,443
Net realized gain (loss)	(614)	16,447
Net change in unrealized appreciation (depreciation)	(139,355)	50,035
Net increase (decrease) in net assets from operations	221,394	325,925

Distributions to shareholders
From net investment income
Investor Class	(362,476)	(259,648)
From return of capital
Investor Class	–	(2,047)
From net realized gains
Investor Class	–	(17,626)
Total distributions to shareholders	(362,476)	(279,321)

From capital share transactions:
Proceeds from shares sold
Investor Class	12,743,407	12,372,975
Distributions reinvested
Investor Class	313,298	238,566
Proceeds from short-term trading fees
Investor Class	–	–
	13,056,705	12,611,541
Cost of shares redeemed
Investor Class	(20,282,493)	(18,426,069)

Net decrease in net assets from capital share transactions	(7,225,788)	(5,814,528)

Net Decrease in Net Assets	(7,366,870)	(5,767,924)

Net Assets
Beginning of year	56,793,611	62,561,535
End of year	$49,426,741	$56,793,611

Accumulated undistributed net investment income (distributions in excess of net investment income), end of year	$(1,113)	$11

Capital Share Activity
Investor Class
Shares sold	6,371,703	6,168,822
Shares reinvested	156,649	118,920
Shares redeemed	(10,141,246)	(9,183,862)
Net capital share activity	(3,612,894)	(2,896,120)

See accompanying notes to financial statements.

Near-Term Tax Free Fund		All American Equity Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
$972,881	$1,431,075	$64,257	$10,546
(235,301)	(258,979)	394,644	364,020
414,855	(1,746,522)	477,781	(418,440)
1,152,435	(574,426)	936,682	(43,874)

(977,375)	(1,496,282)	(11,077)	(27,184)

–	(13,758)	–	–

–	–	–	–
(977,375)	(1,510,040)	(11,077)	(27,184)

21,459,051	55,084,675	2,362,418	1,190,494

895,633	1,318,777	10,314	25,370

–	–	–	53
22,354,684	56,403,452	2,372,732	1,215,917

(48,710,575)	(65,787,063)	(4,716,185)	(2,912,402)

(26,355,891)	(9,383,611)	(2,343,453)	(1,696,485)
(26,180,831)	(11,468,077)	(1,417,848)	(1,767,543)

95,300,568	106,768,645	17,349,761	19,117,304
$69,119,737	$95,300,568	$15,931,913	$17,349,761

$(3,429)	$1,073	$76,995	$11,078

9,658,012	24,456,367	97,117	51,424
403,359	587,206	415	1,071
(21,934,446)	(29,364,676)	(195,073)	(125,203)
(11,873,075)	(4,321,103)	(97,541)	(72,708)

Statements of Changes in Net Assets

	Holmes Macro Trends Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets

From operations:
Net investment income (loss)	$(162,790)	$(131,503)
Net realized gain (loss)	4,093,856	1,479,047
Net change in unrealized appreciation (depreciation)	3,047,423	1,713,973
Net increase (decrease) in net assets from operations	6,978,489	3,061,517

Distributions to shareholders
From net investment income
Investor Class	–	–
Institutional Class	–	–
From net realized gains
Investor Class	(5,106,810)	(3,169,616)
Total distributions to shareholders	(5,106,810)	(3,169,616)

From capital share transactions:
Proceeds from shares sold
Investor Class	4,012,800	2,661,174
Institutional Class	–	–
Distributions reinvested
Investor Class	4,818,939	2,976,381
Institutional Class	–	–
Proceeds from short-term trading fees
Investor Class	3	28
Institutional Class	–	–
	8,831,742	5,637,583
Cost of shares redeemed
Investor Class	(9,812,182)	(5,958,154)
Institutional Class	–	–
Net increase (decrease) in net assets from capital share transactions	(980,440)	(320,571)
Net Increase (Decrease) in Net Assets	891,239	(428,670)

Net Assets
Beginning of year	40,706,022	41,134,692

End of year	$41,597,261	$40,706,022

Accumulated undistributed net investment income (distributions in excess of net investment income), end of year	$–	$–

Capital Share Activity
Investor Class
Shares sold	201,917	136,703
Shares reinvested	246,745	158,825
Shares redeemed	(499,768)	(325,941)
Net capital share activity	(51,106)	(30,413)
Institutional Class
Shares sold	–	–
Shares reinvested	–	–
Shares redeemed	–	–
Net capital share activity	–	–

See accompanying notes to financial statements.

Global Resources Fund		World Precious Minerals Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$1,854,022	$1,162,442	$(2,058,341)	$(1,950,968)
3,787,922	(9,927,687)	11,713,452	(31,496,878)
11,184,375	22,989,329	(15,377,492)	89,140,280
16,826,319	14,224,084	(5,722,381)	55,692,434

(2,820,970)	(3,178,190)	(25,786,058)	(454,372)
(17,624)	(43,050)	(706,446)	(22,591)

–	–	–	–
(2,838,594)	(3,221,240)	(26,492,504)	(476,963)

3,820,335	6,726,486	43,215,850	82,725,215
1,393,643	876,722	1,164,153	5,416,648

2,710,005	3,039,897	24,321,600	430,049
16,716	42,805	685,819	22,459

54	28	482	688
–	–	3	–
7,940,753	10,685,938	69,387,907	88,595,059

(21,753,696)	(21,821,448)	(58,534,541)	(79,820,997)
(1,935,931)	(1,849,143)	(2,024,363)	(1,056,603)

(15,748,874)	(12,984,653)	8,829,003	7,717,459
(1,761,149)	(1,981,809)	(23,385,882)	62,932,930

98,025,864	100,007,673	141,158,784	78,225,854
$96,264,715	$98,025,864	$117,772,902	$141,158,784

$1,183,598	$1,594,626	$(11,339,495)	$4,847,267

670,921	1,271,267	6,640,756	11,000,585
454,695	589,127	5,404,357	73,765
(3,870,155)	(4,174,210)	(9,187,898)	(10,933,443)
(2,744,539)	(2,313,816)	2,857,215	140,907

249,133	158,239	174,505	724,341
2,786	8,312	151,730	3,833
(361,840)	(368,941)	(286,385)	(150,268)
(109,921)	(202,390)	39,850	577,906

Statements of Changes in Net Assets

	Gold and Precious Metals Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets

From operations:
Net investment income (loss)	$(856,026)	$(1,103,338)
Net realized gain (loss)	5,126,757	(1,192,256)
Net change in unrealized appreciation	6,800,473	28,430,181
Net increase (decrease) in net assets from operations	11,071,204	26,134,587

Distributions to shareholders
From net investment income
Investor Class	–	(799,465)
Total distributions to shareholders	–	(799,465)

From capital share transactions:
Proceeds from shares sold
Investor Class	49,647,272	82,773,853
Distributions reinvested
Investor Class	–	743,031
Proceeds from short-term trading fees
Investor Class	465	2,692
	49,647,737	83,519,576
Cost of shares redeemed
Investor Class	(53,967,222)	(73,164,260)
Net increase (decrease) in net assets from capital share transactions	(4,319,485)	10,355,316

Net Increase (Decrease) in Net Assets	6,751,719	35,690,438

Net Assets
Beginning of year	93,988,090	58,297,652

End of year	$100,739,809	$93,988,090

Accumulated undistributed net investment income (distributions in excess of net investment income), end of year	$(4,212,058)	$(2,777,434)

Capital Share Activity
Investor Class
Shares sold	6,404,488	10,461,783
Shares reinvested	–	115,737
Shares redeemed	(7,105,060)	(9,147,567)
Net capital share activity	(700,572)	1,429,953

See accompanying notes to financial statements.

Emerging Europe Fund		China Region Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$574,468	$513,486	$(143,814)	$19,302
3,334,426	(2,602,615)	1,585,811	(1,505,243)
5,507,965	7,728,407	8,257,725	1,381,038
9,416,859	5,639,278	9,699,722	(104,903)

–	–	(29,602)	(27,847)
–	–	(29,602)	(27,847)

7,150,395	1,519,657	18,143,688	3,784,734

–	–	27,491	25,858

19	4	–	16
7,150,414	1,519,661	18,171,179	3,810,608

(13,538,508)	(9,551,413)	(14,575,981)	(3,351,272)

(6,388,094)	(8,031,752)	3,595,198	459,336
3,028,765	(2,392,474)	13,265,318	326,586

42,273,104	44,665,578	16,509,915	16,183,329
$45,301,869	$42,273,104	$29,775,233	$16,509,915

$(184,330)	$–	$–	$16,259

1,125,093	272,190	1,683,280	528,806
–	–	2,429	3,572
(2,033,015)	(1,736,202)	(1,358,352)	(459,520)
(907,922)	(1,464,012)	327,357	72,858

Notes to Financial Statements	December 31, 2017

Note 1: Organization and Significant Accounting Policies

U.S. Global Investors Funds (“Trust”), consisting of the nine separate funds (“Funds”) included in this report, is organized as a Delaware statutory trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and follows the specialized accounting and reporting guidance in FASB Accounting Standards Codification Topic 946. All Funds are diversified with the exception of Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region. A nondiversified fund may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A. Security Valuations

The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security’s primary exchange of its market at the time of daily valuation. Options and securities for which no sale was reported are valued at the mean between the last reported bid and asked quotation. Debt securities having 60 days or less to maturity that are expected to be valued at par at maturity may be priced by the amortized cost method if the Valuation Committee determines it would approximate market value. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued by an independent pricing service using an evaluated quote based on such factors as institutional-size trading in similar groups of securities, yield, quality, maturity, coupon rate, type of issue, individual trading characteristics and other market data. For more information please see Notes to Portfolio of Investments.

B. Cash-Concentration in Uninsured Account

For cash management purposes the Funds may concentrate cash with the Funds’ custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of December 31, 2017, The U.S. Government Securities Ultra-Short Bond Fund, Near-Term Tax Free Fund, Holmes Macro Trends Fund, Global Resources Fund, World Precious Minerals Fund, Gold and Precious Metals Fund, Emerging Europe Fund and China Region Fund held $662,255, $222,060, $2,334,043, $1,017,248, $1,096,416, $96,160, $422,185 and $1,863,016, respectively, as cash reserves at Brown Brothers Harriman & Co. (BBH) that exceeded the FDIC insurance limit.

C. Fair Valued Securities

Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith by the Valuation Committee of U.S. Global Investors, Inc. (Adviser), under policies and procedures established by the Trust’s Board of Trustees. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Valuation Committee meets on a regular basis to review securities which may not have readily available market prices and considers a number of factors in determining fair value, including nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management’s judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer’s management, quality of the underlying property based on review of independent geological studies and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed. The Valuation Committee regularly reviews inputs and assumptions and performs transactional back-testing and disposition analysis. The Valuation Committee reports quarterly to the Trust’s Board of Trustees.

Notes to Financial Statements	December 31, 2017

For securities traded on international exchanges, if events which may materially affect the value of a Fund’s securities occur after the close of the primary exchange and before a Fund’s net asset value is next determined, then those securities will be valued at their fair value as determined in good faith in accordance with the policies approved by the Board of Trustees. The Funds use a systematic fair value model provided by an independent third party to value international securities primarily traded on an exchange or market outside the Western Hemisphere in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange.

D. Security Transactions and Investment Income

Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund has confirmed the ex-dividend date. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Investment income and realized and unrealized gains (losses) are allocated to each Fund’s share class based on their respective net assets.

The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate collateral on their books with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

E. Foreign Currency Transactions

Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

F. Federal Income Taxes

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the Fund’s understanding of the tax rules and regulations in the foreign markets.

Notes to Financial Statements	December 31, 2017

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2017 tax returns. The Funds file U.S. federal and excise tax returns as required. The Funds’ 2014, 2015, 2016 and 2017 (when filed) tax returns are open to examination by the federal and applicable state tax authorities. The Funds have no examinations in progress.

G. Dividends and Distributions to Shareholders

The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

The Funds, except as noted below, generally pay income dividends and distribute capital gains, if any, annually. The U.S. Government Securities Ultra-Short Bond Fund and the Near-Term Tax Free Fund pay dividends monthly. A Fund may elect to designate a portion of the earnings and profits distributed to shareholders on the redemption of fund shares during the year as distributions for federal income tax purposes. Differences in per share dividend rates for multiclass funds generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses.

H. Expenses

Fund specific expenses are allocated to that Fund and pro rata across share classes. Expenses that are not fund specific are allocated among Funds and pro rata across share classes. Class specific expenses (including, but not limited to, distribution plan fees, if any, a portion of the administrative services fees, transfer agency fees and expenses, shareholder reporting expenses and certain legal and registration fees) are allocated to the class that incurs such expense. Except for the U.S. Government Securities Ultra-Short Bond Fund, expense offset arrangements have been made with the Funds’ custodian so the custodian fees may be paid indirectly by credits earned on the Funds’ cash balances. Such deposit arrangements are an alternative to overnight investments. Custodian fees are presented in the Statements of Operations gross of such credits, and the credits are presented as offsets to expenses. For the U.S. Government Securities Ultra-Short Bond Fund, credits earned on its cash balance are included in interest and other income.

I. Short-Term Trading (Redemption) Fees

Through April 30, 2017, short-term trading (redemption) fees were assessed on the All American, Holmes Macro Trends, Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region Funds (Equity Funds). These fees, which were retained by the Funds, were accounted for as an addition to paid-in capital. The fee for each of the Equity Funds was 0.05% of the amount redeemed on shares held seven days or less. Effective May 1, 2017, this fee is no longer assessed on any Fund.

J. Use of Estimates in Financial Statement Preparation

The Funds are investment companies accounted for in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Therefore they follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements	December 31, 2017

Note 2: Financial Derivative Instruments

A. Options Contracts

Equity Funds may purchase or write (sell) options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price.

Purchasing a put option tends to decrease a Fund’s exposure to the underlying instrument, whereas purchasing a call option tends to increase a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid to purchase options which expire are treated as realized losses. Premiums paid to purchase options which are exercised or closed are added to the cost of securities acquired or the proceeds from securities sold. The risk associated with purchasing put and call options is limited to the premium paid.

The Funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security or other instrument decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security or other instrument increases or does not decrease by more than the premium (in the case of a put option).

Writing a put option tends to increase a Fund’s exposure to the underlying instrument, whereas writing a call option tends to decrease a Fund’s exposure to the underlying instrument. The premium received is recorded as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying transaction to determine the realized gain or loss. Written options include a risk of loss in excess of the option premium. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and thus bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

A Fund’s ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. There can be no guarantee that a fund will be able to close out an option position when desired. An inability to close out its options positions may reduce a Fund’s anticipated profits or increase its losses.

Notes to Financial Statements	December 31, 2017

As of December 31, 2017, there were no securities held in escrow by the custodian as cover for call options written.

B. Forward Foreign Currency Contracts

The Funds enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to hedge the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Open forward foreign currency contracts as of December 31, 2017, were as follows:

Fund	Counterparty	Currency to Deliver	Currency to Receive	Settlement Date	Settlement Value at December 31, 2017	Net Unrealized Appreciation (Depreciation)
Emerging Europe Fund	Brown Brothers Harriman & Co.	PLN 8,000,000	USD 2,256,108	1/8/2018	$2,298,243	$(42,135)
	Brown Brothers Harriman & Co.	USD 2,286,237	PLN 8,000,000	1/8/2018	2,298,243	12,006
	Brown Brothers Harriman & Co.	EUR 1,500,000	USD 1,763,625	1/16/2018	1,801,598	(37,973)
	Brown Brothers Harriman & Co.	PLN 8,000,000	USD 2,230,307	1/16/2018	2,298,262	(67,955)
	Brown Brothers Harriman & Co.	USD 1,793,700	EUR 1,500,000	1/16/2018	1,801,598	7,898
	Brown Brothers Harriman & Co.	USD 1,142,792	PLN 4,000,000	1/16/2018	1,149,131	6,339

Notes to Financial Statements	December 31, 2017

C. Summary of Derivative Instruments

The following is a summary of the valuations of derivative instruments categorized by location in the Statements of Assets and Liabilities as of December 31, 2017:

Location	Global Resources Fund	Emerging Europe Fund	China Region Fund
Asset derivatives
Investments, at value
Purchased options	$3,373,870	$–	$492,500
Unrealized gain on forward foreign currency contracts	–	26,243	–

Liability derivatives
Unrealized loss on forward foreign currency contracts	$–	$(148,063)	$–
Total	$3,373,870	$(121,820)	$492,500

The following is a summary of the effect of derivative instruments on the Statements of Operations as of December 31, 2017:

Location	All American Equity Fund	Holmes Macro Trends Fund	Global Resources Fund
Realized gain (loss) on derivatives recognized in income
Realized gain (loss) from securities Purchased options	$–	$20,965	$(232,770)
Net realized gain (loss) from foreign currency transactions Foreign exchange contracts	–	–	(52,370)
Realized gain (loss) from written options	9,470	48,193	–
	9,470	69,158	(285,140)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) of investments Purchased options	–	–	886,631
Net change in unrealized gain (loss) from foreign currency transactions Foreign exchange contracts	–	–	–
	–	–	886,631
Total	$9,470	$69,158	$601,491

Notes to Financial Statements	December 31, 2017

Location	World Precious Minerals Fund	Gold and Precious Metals Fund	Emerging Europe Fund	China Region Fund
Realized gain (loss) on derivatives recognized in income

Realized gain (loss) from securities Purchased options	$–	$–	$–	$110,061
Net realized gain (loss) from foreign currency transactions Foreign exchange contracts	(715,777)	(458,661)	(1,085,477)	–
	(715,777)	(458,661)	(1,085,477)	110,061

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) of investments Purchased options	–	–	–	66,265
Net change in unrealized gain (loss) from foreign currency transactions Foreign exchange contracts	–	–	(121,820)	–
	–	–	(121,820)	66,265
Total	$(715,777)	$(458,661)	$(1,207,297)	$176,326

The total value of transactions in written options, purchased options and forward currency contracts outstanding during the year ended December 31, 2017, were approximately as follows:
Fund	Purchased Options	Written Options	Forward Currency Contracts
All American Equity Fund	$–	$(12,821)	$–
Holmes Macro Trends Fund	29,329	(94,335)	–
Global Resources Fund	6,077,764	–	22,160,022
World Precious Minerals Fund	–	–	140,102,982
Gold and Precious Metals Fund	–	–	61,575,207
Emerging Europe Fund	–	–	74,862,186
China Region Fund	332,451	–	–

Notes to Financial Statements	December 31, 2017

Asset (Liability) amounts shown in the table below represent amounts for derivative related instruments at December 31, 2017. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged*	Cash Collateral (Received)Pledged*	Net Amount
Global Resources

Assets:
Over-the-counter derivatives	$3,373,870	$–	$–	$3,373,870
Emerging Europe

Assets:
Over-the-counter derivatives	26,243	–	–	26,243

Liabilities:
Over-the-counter derivatives	(148,063)	–	148,063	–
China Region

Assets:
Over-the-counter derivatives	492,500	–	–	492,500

*
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

Note 3: Investment Advisory and Other Agreements

The Adviser, under an investment advisory agreement with the Trust in effect through October 1, 2018, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to each Fund’s investment objectives, policies and limitations.

For the services of the Adviser, each Fund pays a base management or advisory fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

Fund	Average Percentage of Average Daily Net Assets
U.S. Government Securities Ultra-Short Bond	.50% of the first $250,000,000 and .375% of the excess
Near-Term Tax Free	.50%
All American Equity	.80% of the first $500,000,000 and .75% of the excess
Holmes Macro Trends	1.00%
Global Resources	.95% of the first $500,000,000; .90% of $500,000,001 to $1,000,000,000 and .85% of the excess
World Precious Minerals	1.00% of the first $500,000,000; .95% of $500,000,001 to $1,000,000,000 and .90% of the excess
Gold and Precious Metals	.90% of the first $500,000,000 and .85% of the excess
Emerging Europe	1.25%

Notes to Financial Statements	December 31, 2017

Fund	Average Percentage of Average Daily Net Assets
China Region	1.25%

The advisory agreement also provides that the base advisory fee of the Equity Funds will be adjusted upwards or downwards by 0.25 percent if there is a performance difference of 5 percent or more between a Fund’s performance and that of its designated benchmark index over the prior 12 months. The performance adjustment is calculated separately for each share class. The benchmarks are as follows:

Fund	Benchmark Index
All American Equity	S&P 500 Index
Holmes Macro Trends	S&P Composite 1500 Index
Global Resources	S&P Global Natural Resources Index (Net Total Return)
World Precious Minerals	NYSE Arca Gold Miners Index
Gold and Precious Metals	FTSE Gold Mines Index
Emerging Europe	MSCI Emerging Markets Europe 10/40 Index (Net Total Return)
China Region	Hang Seng Composite Index

No performance adjustment is applied unless the difference between the class's investment performance and the benchmark is 5 percent or greater (positive or negative) during the applicable performance measurement period. The performance fee adjustment is calculated monthly in arrears and is accrued ratably during the month. The management fee, net of any performance fee adjustment, is paid monthly in arrears.

The amounts shown as Management fee on the Statements of Operations reflects the base fee plus/minus any performance adjustment. During the year ended December 31, 2017, the Funds recorded performance adjustments as follows:

Fund	Investor Class Performance Fee Adjustment	Institutional Class Performance Fee Adjustment
All American Equity	$(47,209)	N/A
Holmes Macro Trends	(8,225)	N/A
Global Resources	(250,592)	$(1,986)
World Precious Minerals	(15,680)	(1,158)
Gold and Precious Metals	(87,024)	N/A
Emerging Europe	(26,770)	N/A
China Region	20,521	N/A

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) and the Adviser act as co-administrators to the Trust. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and and Anti-Money Laundering Officer to each Fund, as well as certain additional compliance and administrative support functions. Effective November 1, 2017, Atlantic also provides fund accounting services to each Fund. The fees related to these services are included in Administration Fees within the Statement  of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Purusant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services.

The U.S. Government Securities Ultra-Short Bond, Near-Term Tax Free, All American Equity, Holmes Macro Trends, Gold and Precious Metals, Emerging Europe and China Region Funds compensate the Adviser at an annual rate of 0.05% of the average daily net assets of each Fund for administrative services provided, of which half is a fund-level fee and half is a class-level fee. The Global Resources and World Precious Minerals Funds compensate the Adviser at an annual rate of 0.05% of the average daily net assets for the Investor Class and 0.04% of the average daily net assets for the Institutional Class for administrative services provided, of which half is a fund-level fee and half is a class-level fee.

Notes to Financial Statements	December 31, 2017

The Investor Class shares for Equity Funds in the Trust have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 in which the Distributor is paid a fee at an annual rate of 0.25% of the average daily net assets of the Investor Class for sales and promotional services related to the distribution of Investor Class shares. The Institutional Class does not incur distribution plan fees.

The Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the period ended December 31, 2017, were limited as follows for the Investor Class: U.S. Government Securities Ultra-Short Bond Fund at 0.45%, All American Equity Fund and Holmes Macro Trends Fund at 2.20%, Global Resources, World Precious Minerals, and Gold and Precious Metals Funds at 1.90%, Emerging Europe Fund at 2.85% and China Region Fund at 2.55%. These expense limitations are exclusive of any performance fee adjustments and will continue on a voluntary basis at the Adviser's discretion. The Adviser may temporarily agree to additional reimbursements or limitations.

The Adviser has contractually limited the total operating expenses of the Near- Term Tax Free Fund at 0.45% on an annualized basis through April 30, 2018.

The Adviser has voluntarily agreed to waive all class specific expenses for the Institutional Class of the Global Resources Fund and the World Precious Minerals Fund. These expense waivers are exclusive of any performance fee adjustments, and the Adviser can modify or terminate this arrangement at any time.

Atlantic is the transfer agent for the Funds. Each Fund’s share class pays an annual fee based on the number of shareholder accounts, certain base fees and transaction-  and activity-based  fees for transfer agency services.

Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds.

Brown Brothers Harriman & Co. (BBH) serves as the custodian. Prior to November 1, 2017, SEI Investments Global Funds Services served as fund accounting and administration service agent with a fee  structure based on average net assets of the Trust, subject to minimum fees.

Foreside Fund Services, LLC (the “Distributor”) acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis.

Notes to Financial Statements	December 31, 2017

Note 4: Investments

Cost of purchases and proceeds from sales of long-term securities for the year ended December 31, 2017, are summarized as follows:

Fund	Purchases	Sales
U.S. Government Securities Ultra-Short Bond	$21,638,587	$30,580,263
Near-Term Tax Free	10,535,248	28,293,583
All American Equity	53,043,290	53,372,969
Holmes Macro Trends	96,680,730	101,006,137
Global Resources	116,464,077	133,106,860
World Precious Minerals	47,572,357	64,521,457
Gold and Precious Metals	65,067,234	63,236,736
Emerging Europe	42,228,700	48,681,753
China Region	24,697,389	21,361,646

Note 5: Tax Information

The following table presents the income tax basis of securities owned at December 31, 2017, and the tax basis components of net unrealized appreciation (depreciation):

Fund	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Government Securities Ultra-Short Bond	$48,519,073	$10,820	$(72,599)	$(61,779)
Near-Term Tax Free	68,769,816	331,313	(511,907)	(180,594)
All American Equity	15,115,028	781,645	(166,497)	615,148
Holmes Macro Trends	35,039,705	4,984,399	(1,004,897)	3,979,502
Global Resources	151,385,823	16,715,513	(73,896,466)	(57,180,953)
World Precious Minerals	162,086,435	30,998,900	(77,039,764)	(46,040,864)
Gold and Precious Metals	85,456,203	28,293,818	(13,125,256)	15,168,562
Emerging Europe	38,403,707	8,271,422	(2,186,321)	6,085,101
China Region	18,524,847	9,698,335	(539,587)	9,158,748

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital and Other Losses
U.S. Government Securities Ultra-Short Bond	$–	$4,713	$–	$(658)
Near-Term Tax Free	2,541	1,091	–	(880,047)
All American Equity	–	76,995	–	(588,634)
Holmes Macro Trends	–	–	–	(204,896)
Global Resources	–	2,616,198	–	(205,707,296)
World Precious Minerals	–	10,699,245	–	(301,841,208)
Gold and Precious Metals	–	1,486,189	–	(100,637,254)
Emerging Europe	–	–	–	(38,216,001)
China Region	–	–	–	(3,330,618)

Notes to Financial Statements	December 31, 2017

Fund (continued)	Net Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total
U.S. Government Securities Ultra-Short Bond	$(61,779)	$(5,826)	$(63,550)
Near-Term Tax Free	(180,594)	(7,061)	(1,064,070)
All American Equity	615,148	–	103,509
Holmes Macro Trends	3,979,502	–	3,774,606
Global Resources	(57,167,767)	–	(260,258,865)
World Precious Minerals	(46,040,731)	–	(337,182,694)
Gold and Precious Metals	15,168,722	–	(83,982,343)
Emerging Europe	6,076,059	–	(32,139,942)
China Region	9,155,710	–	5,825,092

The differences between book-basis and tax-basis unrealized appreciation (depreciation) for All American Equity, Holmes Macro Trends, Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region Funds are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies (PFIC), section 988 forward currency contracts, and equity return of capital.

Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2017, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain	Paid in Capital
U.S. Government Securities Ultra-Short Bond	$(11)	$–	$11
Near-Term Tax Free	(8)	722	(714)
All American Equity	12,737	(12,737)	–
Holmes Macro Trends	162,790	(115,548)	(47,242)
Global Resources	573,544	258,639,062	(259,212,606)
World Precious Minerals	12,364,083	51,415,417	(63,779,500)
Gold and Precious Metals	(578,598)	571,312	7,286
Emerging Europe	(758,798)	258,599,537	(257,840,739)
China Region	157,157	(28,017)	(129,140)

Notes to Financial Statements	December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2017, were as follows:

Fund	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
U.S. Government Securities Ultra-Short Bond	$–	$356,650	$–	$–	$356,650
Near-Term Tax Free	960,480	9,834	–	–	970,314
All American Equity	–	11,077	–	–	11,077
Holmes Macro Trends	–	4,147,876	958,934	–	5,106,810
Global Resources	–	2,838,594	–	–	2,838,594
World Precious Minerals	–	26,492,504	–	–	26,492,504
Gold and Precious Metals	–	–	–	–	–
Emerging Europe	–	–	–	–	–
China Region	–	29,602	–	–	29,602

The tax character of distributions paid during the fiscal year ended December 31, 2016, were as follows:

Fund	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
U.S. Government Securities Ultra-Short Bond	$–	$261,314	$15,960	$2,047	$279,321
Near-Term Tax Free	1,476,349	19,933	–	13,758	1,510,040
All American Equity	–	27,184	–	–	27,184
Holmes Macro Trends	–	–	3,169,616	–	3,169,616
Global Resources	–	3,221,240	–	–	3,221,240
World Precious Minerals	–	476,963	–	–	476,963
Gold and Precious Metals	–	799,465	–	–	799,465
Emerging Europe	–	–	–	–	–
China Region	–	27,847	–	–	27,847

Capital loss carryforwards may be used to off set current or future taxable capital gains until expiration. The Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Losses incurred during these years are required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. In addition, post-enactment capital losses that are carried forward retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The loss carryforwards and related expiration dates for each fund, as of December 31, 2017, are as follows:

	No Expiration		Expiration Date
Fund	Short-Term	Long-Term	2018	Total
U.S. Government Securities Ultra-Short Bond	$658	$–	$–	$658
Near-Term Tax Free (a)	531,173	346,342	2,532	880,047
All American Equity	331,815	256,819	–	588,634
Holmes Macro Trends (a)	–	–	–	–

Notes to Financial Statements	December 31, 2017

	No Expiration		Expiration Date
Fund	Short-Term	Long-Term	2018	Total
Global Resources	$155,607,152	$50,100,144	$–	$205,707,296
World Precious Minerals	82,982,057	218,859,151	–	301,841,208
Gold and Precious Metals	38,864,443	61,772,811	–	100,637,254
Emerging Europe	11,501,846	10,962,059	15,445,946	37,909,851
China Region	3,330,618	–	–	3,330,618

(a)	Utilization of capital loss carryforwards is subject to annual limitations.

During the year ended December 31, 2017, the following Funds utilized capital loss carryforwards to offset capital gains amounting to:

Fund
All American Equity	$349,769
Global Resources	131,454
Gold and Precious Metals	2,682,333
Emerging Europe	4,258,272
China Region	1,491,681

In accordance with tax rules, the following net capital losses and ordinary losses (currency and late year losses) incurred after October 31, within each Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2017, as follows:

Fund	Post October 31, 2017 Capital Loss Deferral	Post October 31, 2017 Ordinary Loss Deferral
Holmes Macro Trends	$204,896	$–
Emerging Europe	–	306,150

Note 6: Risks of Concentrations and Foreign Investments

The Near-Term Tax Free Fund may be exposed to risks related to concentration of investments in a particular state or geographic area. These investments present risks resulting from changes in economic conditions of the region or the issuer.

The Global Resources Fund concentrates its investments in the natural resources industries and may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries.

The World Precious Minerals and Gold and Precious Metals Funds concentrate their investments in gold and other precious metals and minerals and, therefore, may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The funds invest in securities that typically respond to changes in the price of gold and other precious metals and minerals, which can be influenced by a variety of global economic, financial and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales. Fluctuations in the prices of gold and other precious metals and minerals will affect the market values of the securities held by these funds.

Notes to Financial Statements	December 31, 2017

The Emerging Europe Fund invests more than 25% of its investments in companies principally engaged in the oil, gas or banking industries. Oil and gas companies are a large part of the Russian economy, and banks typically are a significant component of emerging market economics, such as those in Russia and other Eastern European countries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry.

The Emerging Europe Fund may be exposed to risks not typically associated with investment in the United States due to its concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers, including sovereign nations, and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

The China Region Fund may be exposed to risks not typically associated with investments in the United States, due to its concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

Note 7: Credit Arrangements

Each of the Funds has a revolving credit facility with BBH. Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Fund’s custodian up to the amount of the borrowing. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2 percent. Each Fund has a maximum borrowing limit of 10 percent of qualified assets. The aggregate of borrowings by all Funds under the agreement cannot exceed $10,000,000 at any one time. There were no borrowings under the revolving credit facility during the year ended December 31, 2017. The Funds paid BBH a total of $18,875 in commitment fees for the year ended December 31, 2017, under this arrangement.

Note 8: Commitments and Contingencies

In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 9: Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Financial Highlights

U.S. Government Securities Ultra-Short Bond Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2017	2016		2015		2014	2013+
Net asset value, beginning of year	$2.00	$2.00		$2.00		$2.00	$2.00
Investment Activities
Net investment income	0.01 *	0.01		0.01		0.01	0.00 (a)
Net realized and unrealized gain (loss) (a)	(0.00)	0.00		0.00		0.00	0.00
Total from investment activities	0.01	0.01		0.01		0.01	–

Distributions
From net investment income	(0.01)	(0.01)		(0.01)		(0.01)	0.00 (a)
From return of capital	–	(0.00	)(a)	–		–	–
From net realized gains	–	(0.00	)(a)	(0.00	)(a)	–	–
Net asset value, end of year	$2.00	$2.00		$2.00		$2.00	$2.00

Total Return (b)	0.69%	0.47%		0.34%		0.36%	0.02%
Ratios to Average Net Assets:
Net investment income	0.68%	0.43%		0.33%		0.35%	0.01%
Total expenses	1.03%	1.00%		1.13%		1.07%	0.97%
Expenses waived or reimbursed (c)	(0.58)%	(0.55)%		(0.68)%		(0.74)%	(0.91)%
Net expenses (d)	0.45%	0.45%		0.45%		0.33%	0.06%
Portfolio turnover rate (e)	52%	18%		60%		33%
Net assets, end of year (in thousands)	$49,427	$56,794		$62,562		$64,020	$75,227

+
The per share amounts for the period have been adjusted to reflect a 1-for-2 reverse stock split, which was effective December 20, 2013. In addition, on December 20, 2013, the Fund changed from a constant $1.00 net asset value per share money market fund to a U.S. Government ultra-short bond fund (that is not a money market fund) with an objective of total return with current income.

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(d)
The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2017	2016	2015	2014	2013
Ratios to Average Net Assets:
Expense offset (f)	–	–	–	–	–

(e)	Portfolio turnover is not shown for periods that the Fund was a money market fund.
(f)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Near-Term Tax Free Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of year	$2.21	$2.25		$2.25	$2.23	$2.27
Investment Activities
Net investment income	0.03 *	0.03		0.03	0.05	0.05
Net realized and unrealized gain (loss)	–	(0.04)		0.00 (a)	0.02	(0.04)
Total from investment activities	0.03	(0.01)		0.03	0.07	0.01

Distributions
From net investment income	(0.03)	(0.03)		(0.03)	(0.05)	(0.05)
From return of capital	–	(0.00	)(a)	–	–	–
Net asset value, end of year	$2.21	$2.21		$2.25	$2.25	$2.23

Total Return (b)	1.20%	(0.45)%		1.45%	3.07%	0.31%
Ratios to Average Net Assets:
Net investment income	1.16%	1.25%		1.52%	2.13%	2.08%
Total expenses	1.03%	0.97%		1.09%	1.08%	1.21%
Expenses waived or reimbursed (c)	(0.58)%	(0.52)%		(0.64)%	(0.63)%	(0.76)%
Net expenses (d)	0.45%	0.45%		0.45%	0.45%	0.45%
Portfolio turnover rate	14%	33%		15%	12%	6%
Net assets, end of year (in thousands)	$69,120	$95,301		$106,769	$89,595	$61,884

(a)	The per share amount does not round to a full penny.
*	Based on average shares outstanding.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(d)
The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2017	2016	2015		2014		2013
Ratios to Average Net Assets:
Expense offset	(0.04)%	(0.02)%	–	(e)	–	(e)	–	(e)

(e)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

All American Equity Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2017	2016	2015		2014	2013
Net asset value, beginning of year	$23.53	$23.60	$27.84		$32.18	$25.40
Investment Activities
Net investment income (loss)	0.09 *	0.02	0.09		(0.16)	(0.12)
Net realized and unrealized gain (loss)	1.30	(0.05)	(1.23)		0.84	9.08
Total from investment activities	1.39	(0.03)	(1.14)		0.68	8.96

Distributions
From net investment income	(0.02)	(0.04)	(0.06)		–	(0.07)
From net realized gains	–	–	(3.04)		(5.02)	(2.11)
Short-Term Trading Fees*	–	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)
Net asset value, end of year	$24.90	$23.53	$23.60		$27.84	$32.18

Total Return (b)	5.90%	(0.14)%	(4.20)%		1.94%	35.55%
Ratios to Average Net Assets:
Net investment income (loss)	0.38%	0.06%	0.31%		(0.54)%	(0.45)%
Total expenses	1.79%	1.75%	1.94%		2.16%	2.44%
Expenses waived or reimbursed (c)	(0.04)%	(0.02)%	(0.02)%		(0.03)%	(0.28)%
Net expenses (d)	1.75%	1.73%	1.92%		2.13%	2.16%
Portfolio turnover rate	346%	303%	109	%(e)	253%	150%
Net assets, end of year (in thousands)	$15,932	$17,350	$19,117		$21,936	$23,388

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(d)
The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2017	2016	2015		2014		2013
Ratios to Average Net Assets:
Expense offset	(0.04)%	(0.02)%	–	(f)	–	(f)	–	(f)

(e)	Excludes option transactions.
(f)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Holmes Macro Trends Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$18.65		$18.59		$20.25		$24.24		$18.51
Investment Activities
Net investment loss	(0.08	)*	(0.06)		(0.11)		(0.26)		(0.18)
Net realized and unrealized gain (loss)	3.66		1.68		(0.06)		(1.36)		7.42
Total from investment activities	3.58		1.62		(0.17)		(1.62)		7.24
Distributions From net realized gains	(2.71)		(1.56)		(1.49)		(2.37)		(1.51)
Short-Term Trading Fees*(a)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of year	$19.52		$18.65		$18.59		$20.25		$24.24

Total Return (b)	19.17%		8.66%		(0.94)%		(6.74)%		39.38%
Ratios to Average Net Assets:
Net investment loss	(0.41)%		(0.34)%		(0.55)%		(1.17)%		(1.11)%
Total expenses	1.86%		1.67%		1.81%		1.94%		2.00%
Expenses waived or reimbursed (c)	(0.04)%		–		–		–		(0.04)%
Net expenses (d)	1.82%		1.67%		1.81%		1.94%		1.96%
Portfolio turnover rate	264	%(e)	275	%(e)	320	%(e)	183	%(e)	109%
Net assets, end of year (in thousands)	$41,597		$40,706		$41,135		$46,250		$55,926

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(d)
The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2017	2016	2015		2014		2013
Ratios to Average Net Assets:
Expense offset	(0.04)%	(0.02)%	–(f	)	–(f	)	–(f	)

(e)	Excludes option transactions.
(f)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Global Resources Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$5.25		$4.72		$6.67		$9.36		$9.79
Investment Activities
Net investment income*	0.11		0.06		0.10		0.04		0.02
Net realized and unrealized gain (loss)	0.91		0.64	*	(2.00	)*	(2.73	)*	(0.10)*
Total from investment activities	1.02		0.70		(1.90)		(2.69)		(0.08)
Distributions From net investment income	(0.18)		(0.17)		(0.05)		–		(0.35)
Short-Term Trading Fees*(a)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of year	$6.09		$5.25		$4.72		$6.67		$9.36
Total Return (b)	19.57%		14.99%		(28.43)%		(28.74)%		(0.72)%
Ratios to Average Net Assets:
Net investment income	1.94%		1.13%		1.72%		0.44%		0.16%
Total expenses	1.61%		1.85%		1.58%		1.45%		1.59%
Expenses waived or reimbursed (c)	(0.02)%		(0.01)%		(0.06)%		–(d	)	–
Net expenses (e)	1.59%		1.84%		1.52%		1.45%		1.59%
Portfolio turnover rate (f)	131	%(g)	255	%(g)	445	%(g)	444	%(g)	138%
Net assets, end of year (in thousands)	$95,747		$97,005		$98,126		$171,673		$326,320

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(d)	Effect on the expense ratio was not greater than 0.005%.
(e)
The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2017	2016	2015		2014		2013
Ratios to Average Net Assets:
Expense offset	(0.02)%	(0.01)%	–	(d)	–	(d)	–	(d)

(f)	Portfolio turnover is calculated at the fund level.
(g)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

Global Resources Fund
For a capital share outstanding during the

	Institutional Class
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$5.25		$4.74		$6.67		$9.30		$9.74
Investment Activities
Net investment income*	0.14		0.08		0.17		0.08		0.07
Net realized and unrealized gain (loss)	0.96		0.65	*	(2.02	)*	(2.71	)*	(0.10)*
Total from investment activities	1.10		0.73		(1.85)		(2.63)		(0.03)
Distributions
From net investment income	(0.22)		(0.22)		(0.08)		–		(0.41)
Short-Term Trading Fees*	–		–		–		–		0.00(a )
Net asset value, end of year	$6.13		$5.25		$4.74		$6.67		$9.30
Total Return (b)	20.95%		15.43%		(27.73)%		(28.28)%		(0.15)%
Ratios to Average Net Assets:
Net investment income	2.43%		1.61%		2.92%		0.85%		0.68%
Total expenses	3.56%		5.41%		1.35%		1.13%		1.25%
Expenses waived or reimbursed (c)	(2.46)%		(4.05)%		(0.61)%		(0.27)%		(0.22)%
Net expenses (d)	1.10%		1.36%		0.74%		0.86%		1.03%
Portfolio turnover rate (e)	131	%(f)	255	%(f)	445	%(f)	444	%(f)	138%
Net assets, end of year (in thousands)	$518		$1,021		$1,882		$9,733		$51,122

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(d)
The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Year Ended December 31,
	2017	2016	2015		2014		2013
Ratios to Average Net Assets:
Expense offset	(0.02)%	(0.01)%	–(g	)	–(g	)	–(g	)

(e)	Portfolio turnover is calculated at the fund level.
(f)	Excludes option transactions.
(g)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

World Precious Minerals Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$6.35		$3.64		$4.75		$5.69		$11.70
Investment Activities
Net investment loss*	(0.10)		(0.09)		(0.03)		(0.06)		(0.07)
Net realized and unrealized gain (loss)	(0.22)		2.82	*	(0.72	)*	(0.88	)*	(5.94)*
Total from investment activities	(0.32)		2.73		(0.75)		(0.94)		(6.01)
Distributions
From net investment income	(1.34)		(0.02)		(0.36)		–		–
Short-Term Trading Fees*(a)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of year	$4.69		$6.35		$3.64		$4.75		$5.69
Total Return (b)	(4.16)%		75.08%		(15.64)%		(16.52)%		(51.37)%
Ratios to Average Net Assets:
Net investment loss	(1.51)%		(1.28)%		(0.71)%		(0.91)%		(0.90)%
Total expenses	1.84%		1.99%		1.96%		1.99%		1.85%
Expenses waived or reimbursed (c)	(0.02)%		(0.04)%		(0.15)%		(0.03)%		(0.02)%
Net expenses (d)	1.82%		1.95%		1.81%		1.96%		1.83%
Portfolio turnover rate (e)	36	%(f)	136	%(f)	71	%(f)	61	%(f)	34%
Net assets, end of year (in thousands)	$114,766		$137,338		$78,150		$103,413		$134,065

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(d)
The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2017	2016	2015		2014		2013
Ratios to Average Net Assets:
Expense offset	(0.02)%	(0.01)%	–(g	)	–(g	)	–(g	)

(e)	Portfolio turnover is calculated at the fund level.
(f)	Excludes option transactions.
(g)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

World Precious Minerals Fund
For a capital share outstanding during the

	Institutional Class
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$6.38		$3.65		$4.78		$5.72		$11.69
Investment Activities
Net investment loss*	(0.06)		(0.05)		(0.01)		(0.05)		(0.01)
Net realized and unrealized gain (loss)	(0.23)		2.82	*	(0.72	)*	(0.89	)*	(5.96)*
Total from investment activities	(0.29)		2.77		(0.73)		(0.94)		(5.97)
Distributions
From net investment income	(1.38)		(0.04)		(0.40)		–		–
Short-Term Trading Fees*	0.00(a	)	–		–		–		–
Net asset value, end of year	$4.71		$6.38		$3.65		$4.78		$5.72
Total Return (b)	(3.71)%		75.97%		(15.07)%		(16.43)%		(51.07)%
Ratios to Average Net Assets:
Net investment loss	(0.99)%		(0.69)%		(0.15)%		(0.71)%		(0.15)%
Total expenses	2.21%		2.60%		20.51%		4.86%		3.30%
Expenses waived or reimbursed (c)	(0.91)%		(1.33)%		(19.31)%		(3.23)%		(1.97)%
Net expenses (d)	1.30%		1.27%		1.20%		1.63%		1.33%
Portfolio turnover rate (e)	36	%(f)	136	%(f)	71	%(f)	61	%(f)	34%
Net assets, end of year (in thousands)	$3,007		$3,821		$76		$154		$3,660

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.
(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Year Ended December 31,
	2017	2016	2015		2014		2013
Ratios to Average Net Assets:
Expense offset	(0.02)%	(0.01)%	–(g	)	–(g	)	–(g	)

(e)	Portfolio turnover is calculated at the fund level.
(f)	Excludes option transactions.
(g)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Gold and Precious Metals Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$7.04		$4.89		$5.16		$6.00		$11.78
Investment Activities
Net investment loss	(0.06	)*	(0.07)		(0.04)		(0.05)		(0.06)
Net realized and unrealized gain (loss)	0.98		2.28		(0.21)		(0.79)		(5.72)
Total from investment activities	0.92		2.21		(0.25)		(0.84)		(5.78)
Distributions
From net investment income	–		(0.06)		(0.02)		–		–
Short-Term Trading Fees*(a)	0.00		(0.00)		(0.00)		(0.00)		(0.00)
Net asset value, end of year	$7.96		$7.04		$4.89		$5.16		$6.00
Total Return (b)	13.07%		45.36%		(4.78)%		(14.00)%		(49.07)%
Ratios to Average Net Assets:
Net investment loss	(0.84)%		(1.02)%		(0.83)%		(0.67)%		(0.48)%
Total expenses	1.68%		1.73%		2.13%		1.93%		2.12%
Expenses waived or reimbursed (c)	(0.03)%		(0.02)%		(0.08)%		(0.05)%		(0.06)%
Net expenses (d)	1.65%		1.71%		2.05%		1.88%		2.06%
Portfolio turnover rate	67	%(e)	181	%(e)	106	%(e)	99	%(e)	64%
Net assets, end of year (in thousands)	$100,740		$93,988		$58,298		$62,777		$74,627

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.
(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2017	2016	2015		2014		2013
Ratios to Average Net Assets:
Expense offset	(0.03)%	(0.01)%	–(f	)	–(f	)	–(f	)

(e)	Excludes option transactions.
(f)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Emerging Europe Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$5.94		$5.20		$6.56		$8.82		$9.23
Investment Activities
Net investment income	0.08	*	0.07		0.04		0.06		0.19
Net realized and unrealized gain (loss)	1.27		0.67		(1.40)		(2.11)		(0.46)
Total from investment activities	1.35		0.74		(1.36)		(2.05)		(0.27)
Distributions
From net investment income	–		–		–		(0.21)		(0.14)
Short-Term Trading Fees*(a)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of year	$7.29		$5.94		$5.20		$6.56		$8.82
Total Return (b)	22.73%		14.23%		(20.73)%		(23.22)%		(2.93)%
Ratios to Average Net Assets:
Net investment income	1.26%		1.19%		0.63%		0.23%		1.59%
Total expenses	2.32%		2.31%		2.60%		2.28%		2.13%
Expenses waived or reimbursed (c)	(0.02)%		–(d	)	–		–		–
Net expenses (e)	2.30%		2.31%		2.60%		2.28%		2.13%
Portfolio turnover rate	97	%(f)	164	%(f)	137	%(f)	93	%(f)	74%
Net assets, end of year (in thousands)	$45,302		$42,273		$44,666		$69,066		$122,570

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.
(d)	Effect on the expense ratio was not greater than 0.005%.
(e)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2017	2016		2015		2014		2013
Ratios to Average Net Assets:
Expense offset	(0.02)%	–(d	)	–(d	)	–(d	)	–(d	)

(f)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

China Region Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$7.32		$7.41		$8.20		$8.28		$7.61
Investment Activities
Net investment income (loss)	(0.06	)*	0.01		0.02		0.00(a	)	(0.01)
Net realized and unrealized gain (loss)	4.28		(0.09)		(0.72)		(0.08)		0.70
Total from investment activities	4.22		(0.08)		(0.70)		(0.08)		0.69
Distributions
From net investment income	(0.01)		(0.01)		(0.09)		–		(0.02)
Short-Term Trading Fees*	–		0.00(a	)	0.00(a	)	0.00(a	)	0.00(a )
Net asset value, end of year	$11.53		$7.32		$7.41		$8.20		$8.28
Total Return (b)	57.67%		(1.05)%		(8.60)%		(0.97)%		9.07%
Ratios to Average Net Assets:
Net investment income (loss)	(0.60)%		0.12%		0.24%		0.08%		(0.12)%
Total expenses	2.60%		2.74%		3.03%		2.94%		2.75%
Expenses waived or reimbursed (c)	(0.09)%		(0.38)%		(0.51)%		(0.43)%		(0.37)%
Net expenses (d)	2.51%		2.36%		2.52%		2.51%		2.38%
Portfolio turnover rate	102	%(e)	165	%(e)	210	%(e)	235	%(e)	201%
Net assets, end of year (in thousands)	$29,775		$16,510		$16,183		$21,008		$26,386

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.
(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2017	2016	2015		2014		2013
Ratios to Average Net Assets:
Expense offset	(0.05)%	(0.01)%	–(f	)	–(f	)	–(f	)

(e)	Excludes option transactions.
(f)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of U.S. Global Investors Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of U.S. Government Securities Ultra-Short Bond Fund, Near-Term Tax Free Fund, All American Equity Fund, Holmes Macro Trends Fund, Global Resources Fund, World Precious Minerals Fund, Gold and Precious Metals Fund, Emerging Europe Fund and China Region Fund, each a series of shares of beneficial interest in U.S. Global Investors Funds (the “Funds”), including the portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended, and the related notes and schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The financial highlights for each of the years presented through December 31, 2015 were audited by other auditors, whose report dated February 26, 2016 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm

BBD, LLP

We have served as the auditor of one or more of the Funds in the U.S. Global Investors Funds since 2016.

Philadelphia, Pennsylvania

February 28, 2018

Trustees and Officers (unaudited)	December 31, 2017

The following table presents information about the Trustees as of December 31, 2017, together with a brief description of their principal occupations during the last five years. Each trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. Stacey E. Hong and John Y. Keffer are considered interested trustees due to their affiliation with Atlantic. If you would like more information about the Trustees, you may call 1-800-US-FUNDS (1-800-873-8637) to request a free copy of the Statement of Additional Information.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2015	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	9	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, Forum Funds II
Mark D. Moyer Born: 1959	Trustee; Chairman Audit Committee	Since 2015	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	9	Trustee, Forum ETF Trust; Trustee, Forum Funds II
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2015	Principal, Portland Global Advisors 1996-2010.	9	Trustee, Forum ETF Trust; Trustee, Forum Funds II
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2015	President, Atlantic since 2008	9	Trustee, Forum Funds II
John Y. Keffer(1) Born: 1942	Trustee	Since 2015	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	9	Trustee, Forum Funds; Trustee Forum ETF Trust; Trustee, Forum Funds II; Director, Wintergreen Fund, Inc.

(1)	Atlantic and Forum Investment Advisors, LLC are subsidiaries of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

Trustees and Officers (unaudited)	December 31, 2017

The following table presents information about each Officer of the Trust as of December 31, 2017, together with a brief description of their principal occupations during the last five years. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Principal Officers of the Trust

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Jessica Chase Born: 1970	President; Chief Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Chief Financial Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti- Money Laundering Compliance Officer, and Identity Theft Prevention Officer	Since 2015	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Carlyn Edgar Born: 1963	Chief Compliance Officer, Code of Ethics Review Officer	Since 2015	Senior Vice President, Atlantic since 2008.

Approval of Investment Advisory Agreement (unaudited)	December 31, 2017

On September 14, 2017, the Board of Trustees (the “Board”) of U.S. Global Investors Funds (the “Trust”), including all the trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuation of the advisory agreement with U.S. Global Investors, Inc. (the “Adviser”) for each Fund for an additional one-year term ended October 1, 2018.

In considering approval of the agreement, the Board reviewed a variety of materials relating to each Fund and the Adviser, including (i) the nature, extent and quality of services provided; (ii) a comparison of services rendered and amounts paid to other registered investment companies; (iii) the investment performance of the Funds measured against appropriate benchmarks and peer groups; (iv) the costs of services provided and estimated profits realized by the Adviser (and its affiliates); (v) the extent to which economies of scale are realized as the Funds grow; (vi) whether fee levels reflect any economies of scale for the benefit of Fund shareholders; and (vii) fall-out benefits realized by the Adviser (and its affiliates) from its relationship with the Funds, if any.

In preparation for its September meeting of the Board of Trustees of the Trust (“September Meeting”), the Trustees were presented with a range of information to assist in their deliberations. Those materials included information from Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source of data about the mutual fund industry, which compared each Fund’s total contractual and actual investment advisory fees, total expenses, and performance with a group of peer funds that were selected by Broadridge. The Trustees also received a memorandum from Independent Legal Counsel concerning their responsibilities with respect to the approval of the investment advisory agreement. The Independent Trustees met in executive session with Independent Legal Counsel while deliberating.

The Board reviewed the functions performed by the Adviser, the portfolio management team and support staff of the Adviser, the Adviser’s investment strategy and process for each Fund, and the Adviser’s financial condition, and considered the quality of services provided.

For the All American Equity Fund, the information showed that the Fund underperformed the median of its Broadridge peer group for the one-, three- and five-year periods ended June 30, 2017. The Board also observed that the Fund underperformed the S&P 500 Index, the Fund’s primary benchmark index, for the same periods under review. The Board noted the Adviser’s representation that the Fund’s underperformance could be attributed, at least in part, to the Fund’s lack of weighting to securities that were drivers of outperformance for the primary benchmark index and Broadridge peers, as determined by the Fund’s investment focus and Adviser’s investment model. The Board also noted the Adviser’s representation that the Adviser continues to evaluate opportunities to improve its investment model and reduce expenses that negatively affect the Fund’s investment results. The Board further noted the Adviser’s representation that a change in the Fund’s portfolio manager during the period negatively affected the consistency of the Fund’s performance but that the Adviser believed more recent modifications to the investment model would improve performance.

For the Holmes Macro Trends Fund, the information showed that the Fund performed in-line with its Broadridge peer group for the one-year period ended June 30, 2017 and underperformed the median of its Broadridge peer group for the three- and five-year periods ended June 30, 2017. The Board also observed that the Fund outperformed the S&P Composite 1500 Index, the Fund’s primary benchmark index, for the one-year period ended June 30, 2017, and underperformed the primary benchmark index for the three- and five-year periods ended June 30, 2017. The Board noted the improved relative performance for the Fund. The Board further noted the Adviser’s representation that the Fund’s underperformance relative to its benchmark and Broadridge peers over the three- and five-year periods could be attributed, in part, to the results of the investment model, which excluded exposure to certain securities in the index that contributed disproportionately to the performance of the index during those periods. The Board also noted the Adviser’s representation that the Adviser continued to evaluate opportunities to reduce expenses that negatively affect the Fund’s investment results..

Approval of Investment Advisory Agreement (unaudited)	December 31, 2017

For the Global Resources Fund, the information showed that the Fund outperformed the median of its Broadridge peer group for the one-year period ended June 30, 2017, and underperformed the median of its Broadridge peers for the three- and five-year periods ended June 30, 2017. The Board also observed that the Fund underperformed the S&P Global Natural Resources Index (Net Total Return), its primary benchmark index, for the one-, three-, and five-year periods ended June 30, 2017. The Board noted the Adviser’s representations regarding the factors that contributed to or detracted from the Fund’s performance over these periods and that, since the end of 2015, the implementation of a quantitative-driven strategy had improved the Fund’s relative performance.

For the World Precious Minerals Fund, the information showed that the Fund underperformed the median of its Broadridge peers for the one-year period ended June 30, 2017, outperformed the median of its Broadridge peers for the three-year period ended June 30, 2017, and performed at the median for the five-year period ended June 30, 2017. The Board also observed that the Fund outperformed the NYSE Arca Gold Miners Index, its primary benchmark index, for the one-, three-, and five-year periods ended June 30, 2017. The Board also noted the Adviser’s representation that the Fund had low volatility compared to the Broadridge peer group.

For the Gold and Precious Metals Fund, the information showed that the Fund underperformed the median of its Broadridge peers for the one-year period ended June 30, 2017, and outperformed the median of its Broadridge peers for the three- and five-year periods ended June 30, 2017. The Board also observed that the Fund outperformed the FTSE Gold Mines Index, its primary benchmark index, for the one-, three-, and five-year periods ended June 30, 2017. The Board also noted the Adviser’s representation that the Fund had low volatility compared to the Broadridge peer group.

For the Emerging Europe Fund, the information showed that the Fund underperformed the median of the Broadridge peer group for the one-, three- and five-year periods ended June 30, 2017. The Board observed that the Fund outperformed the MSCI Emerging Markets Europe 10/40 Index (Net Total Return), the Fund’s primary benchmark index, for the one-year period ended June 30, 2017, and underperformed its primary benchmark index for the three- and five-year periods ended June 30, 2017. The Board noted that although certain positions in emerging market countries in Eastern Europe generally underperformed, the Adviser indicated that performance against the benchmark has improved over time due to improvements in the Fund’s model-based stock selection methodology.

For the China Region Fund, the information showed that the Fund outperformed the median Broadridge peer group for the one-year period ended June 30, 2017, and underperformed the median of its Broadridge peer group for the three- and five-year periods ended June 30, 2017. The Board observed that the Fund outperformed the Hang Seng Composite Index, its primary benchmark index, for the one-year period ended June 30, 2017, but underperformed its primary benchmark index for the three- and five-year periods ended June 30, 2017. The Board noted the Adviser’s representation that the Fund’s outperformance over the short term could be attributed, in part, to stock selection resulting from adjustments to the Fund’s investment model that were implemented in 2016. The Board noted the Adviser’s representation that the Fund continues to evaluate opportunities to reduce expenses that negatively affect the Fund’s performance.

Approval of Investment Advisory Agreement (unaudited)	December 31, 2017

For the Near-Term Tax Free Fund, the information showed that the Fund underperformed the median of its Broadridge peer group for the one-, three- and five-year periods ended June 30, 2017. The Board also noted that the Fund underperformed the Bloomberg Barclays 3-Year Municipal Bond Index, the Fund’s primary benchmark index, for the one- and three-year periods ended June 30, 2017, but outperformed the primary benchmark index for the five-year period ended June 30, 2017. The Board noted the Adviser’s representation that the Fund’s underperformance relative to its peer group over the one-year period could be attributed to the Fund having a longer weighted duration than the peer group. The Board noted the Adviser’s representation that the Fund’s relative underperformance versus the peer group over the three-and five-year periods was a result of the Fund tending to hold a greater proportion of general obligation bonds (as opposed to revenue bonds) than the peer group and, during the period, revenue bonds outperformed general obligation bonds, which the Adviser believed to carry less risk.

For the U.S. Government Securities Ultra-Short Bond Fund, the information showed that the Fund underperformed the Bloomberg Barclays U.S. Treasury Bills 6-9 Month Total Return Index, the Fund’s primary benchmark index, for the one-year period ended June 30, 2017, but outperformed the primary benchmark index for the three- and five-year periods ended June 30, 2017. The Board also noted the Adviser’s representation that the Fund underperformed the average of the selected short U.S. Treasury Funds for the one-, three-, and five-year periods ended June 30, 2017. The Board noted the Adviser’s representation that challenges resulted from a surge in bond yields after the national election. The Board also noted the Adviser’s representation that the Federal Reserve had increased interest rates in December 2016 and March 2017, putting additional pressure on bonds. The Board further noted the Adviser’s representation that the Fund’s relative performance had rebounded over the last quarter, as the Fund’s positions in floating rate bonds outperformed as short yields rose.

The Board also reviewed information on each Fund’s advisory fee and expense ratios compared to the advisory fees and expense ratios of a peer group of funds based upon information prepared by Broadridge. The Board also compared the expense ratios of the Funds to industry data provided by the Adviser and compiled by the Investment Company Institute (“ICI”), which reflected the expense ratios for funds of small fund complexes, categorized into relevant fund types (e.g., sector funds, international funds, and growth funds).

For the All American Equity Fund, the information showed that, as of June 30, 2017, the Fund’s actual advisory fee and the actual total expenses were each greater than the median of its Broadridge peer group..

For the Holmes Macro Trends Fund, the information showed that, as of June 30, 2017, the Fund’s actual advisory fee and actual total expenses were each greater than the median of its Broadridge peer group.

Approval of Investment Advisory Agreement (unaudited)	December 31, 2017

For the Global Resources Fund, the information showed that, as of June 30, 2017, the Fund’s actual advisory fee and actual total expenses were each greater than the median of its Broadridge peer group.

For the World Precious Minerals Fund, the information showed that, as of June 30, 2017, the Fund’s actual advisory fee and actual total expenses were each greater than the median of its Broadridge peer group.

For the Gold and Precious Metals Fund, the information showed that, as of June 30, 2017, the Fund’s actual advisory fee and actual total expenses were each greater than the median of its Broadridge peer group.

For the Emerging Europe Fund, the information showed that, as of June 30, 2017, each of the Fund’s actual advisory fee and actual total expenses were greater than the median of its Broadridge peer group.

For the China Region Fund, the information showed that, as of June 30, 2017, the Fund’s actual advisory fee was lower than the median of its Broadridge peer group but the Fund’s actual total expenses were greater than the median of its Broadridge peer group.

For the Near-Term Tax Free Fund, the information showed that, as of June 30, 2017, each of the Fund’s actual advisory fee and actual total expenses were less than the median of its Broadridge peer group.

For the U.S. Government Securities Ultra-Short Bond Fund, the information showed that, as of June 30, 2017, each of the Fund’s actual advisory fee and actual total expenses were less than the median of its Broadridge peer group.

The Board considered the Adviser’s representation that higher expenses are inherent in small fund complexes, such as the Trust, noting the difficulty that small complexes face in spreading increasing overhead over a small asset base. The Board also considered continued efforts by the Adviser designed to reduce Fund expenses, including different solutions for transfer agency and certain fund administration services. In addition, the Board noted that the Adviser is contractually limiting expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) on an annualized basis for the Near-Term Tax Free Fund at 0.45% of average net assets through at least April 30, 2018. The Board also noted that the Adviser is currently voluntarily waiving all class specific expenses for the Institutional Classes of the Global Resources Fund and the World Precious Minerals Fund and is currently voluntarily limiting expenses at the following levels for the Investor Classes of the Funds (all voluntary expense limitations may be modified or removed by the Adviser at any time and are exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions, interest, and advisory fee performance adjustments, if any):

Approval of Investment Advisory Agreement (unaudited)	December 31, 2017

Funds	Expense Cap
	Inst'l Class	Investor Class
All American Equity Fund	N/A	2.20%
China Region Fund	N/A	2.55%
Emerging Europe Fund	N/A	2.85%
Global Resources Fund	All class specific expenses	1.90%
Gold and Precious Metals Fund	N/A	1.90%
Holmes Macro Trends Fund	N/A	2.20%
World Precious Minerals Fund	All class specific expenses	1.90%
U.S. Government Securities Ultra-Short Bond Fund	N/A	0.45%

The Board considered the fee structure of the agreement, including the costs of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Funds.

As part of its review of the agreement, the Board considered whether there the Funds have experienced any economies of scale that should be shared with shareholders. The Board noted that, in all cases, the Adviser did not believe, with respect to the investment advisory services provided, that it was realizing significant economies of scale.

Based on all the above-mentioned factors, other information provided, and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board, including the Independent Trustees, concluded that approval of the advisory agreement would be in the interests of each Fund.

Additional Information(unaudited)

Additional Federal Tax Information

The percentage of tax-exempt dividends paid by the Near-Term Tax Free Fund for the year ended December 31, 2017, was 98.99%.

The percentage of ordinary income dividends paid by the Funds during the year ended December 31, 2017, which qualify as Qualified Dividends Income (QDI) and the Dividends Received Deduction (DRD) available to corporate shareholders was:

	Qualified Dividend Income	Dividend Received Deduction	Qualified Investment Income	Qualified Short Term Gain Dividends
U.S. Government Securities Ultra-Short Bond	–%	–%	100.00%	–%
Near-Term Tax Free	–%	–%	0.11%	–%
All American Equity	100.00%	100.00%	–%	–%
Holmes Macro Trends	19.25%	19.66%	–%	100.00%
Global Resources	55.27%	22.90%	–%	–%
World Precious Minerals	1.67%	0.03%	–%	–%
China Region	100.00%	0.18%	–%	–%

The amounts which represent foreign source income and foreign taxes paid during the year ended December 31, 2017, are as follows:

	Foreign Source Income	Foreign Tax Credit
Global Resources	$2,564,985	$128,136
World Precious Minerals	296,188	2,721
China Region	471,724	36,030

In early 2018, the Funds reported on Form 1099-DIV the tax status of all distributions made during the 2017 calendar year. The Funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each Fund will be reported to shareholders on their Form 1099-DIV. Shareholders should use the information on Form 1099-DIV for their income tax returns.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds’ statement of additional information (Form 485B), which can be found on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter- ends. For the second and fourth quarters, the lists appear in the Fund’s semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Expense Example (unaudited)	December 31, 2017

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees, distribution plan fees, shareholder reports (like this one), and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017) as indicated below.

●
Actual Expenses. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

●
Hypothetical Example for Comparison Purposes. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term trading fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

Expense Example (unaudited)	December 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*
U.S. Government Securities Ultra-Short Bond Fund
Based on Actual Fund Return	$1,000.00	$1,004.05	$2.27
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,022.94	$2.29
Near-Term Tax Free Fund
Based on Actual Fund Return	$1,000.00	$1,001.42	$2.27
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,022.94	$2.29
All American Equity Fund
Based on Actual Fund Return	$1,000.00	$1,025.41	$9.24
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,016.08	$9.20
Holmes Macro Trends Fund
Based on Actual Fund Return	$1,000.00	$1,120.82	$9.84
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,015.93	$9.35
Global Resources Fund Investor Class
Based on Actual Fund Return	$1,000.00	$1,164.63	$8.78
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,017.09	$8.19
Global Resources Fund Institutional Class
Based on Actual Fund Return	$1,000 00	$1,169.42	$4.98
Based on Hypothetical 5% Yearly Return	$1,000 00	$1,020.62	$4.63
World Precious Minerals Fund Investor Class
Based on Actual Fund Return	$1,000.00	$975.25	$8.21
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,016.89	$8.39
World Precious Minerals Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$978.21	$5.68
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,019.46	$5.80
Gold and Precious Metals Fund
Based on Actual Fund Return	$1,000.00	$1,102.49	$8.59
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,017.04	$8.24
Emerging Europe Fund
Based on Actual Fund Return	$1,000.00	$1,149.84	$12.73
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,013.36	$11.93
China Region Fund
Based on Actual Fund Return	$1,000.00	$1,223.93	$13.90
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,012.70	$12.58

*
These calculations are based on expenses incurred in the most recent fiscal half-year. The Fund’s Investor Class’ annualized expense ratios (after reimbursements and offsets) for the six month period ended December 31, 2017, were 0.45%, 0.45%, 1.81%, 1.84%, 1.61%, 1.65%, 1.62%, 2.35% and 2.48%, respectively, for the U.S. Government Securities Ultra-Short Bond, Near-Term Tax Free, All American Equity, Holmes Macro Trends, Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region Funds. The funds’ Institutional Class’ annualized expense ratios (after reimbursements and offsets) for the six month period ended December 31, 2017, were 0.91% and 1.14%, respectively, for the Global Resources and World Precious Minerals Funds. The dollar amounts shown as “Expenses Paid” are equal  to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the period, then divided by 365 days in the current fiscal year.

Atlantic Fund Services
3 Canal Plaza, Suite 600
Portland, ME
04101

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ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, U.S. Global Investors Funds (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)       There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)        Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that Mr. Mark Moyer is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- "interested" Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the "Act")), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $151,900 in 2016 and $134,900  in 2017.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2016 and $0 in 2017.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $27,000 in 2016 and $27,000  in 2017.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series").  In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed by the Registrant's principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $27,000  in 2016 and $XXX in 2017.  These fees related to tax services rendered to the Registrant.

(h) All non-audit services rendered in (g) above were considered by the registrant's audit committee in maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant U.S. Global Investors Funds

By           /s/ Jessica Chase
     Jessica Chase, Principal Executive Officer

Date     February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By        /s/ Jessica Chase
    Jessica Chase, Principal Executive Officer

Date      February 27, 2018

By        /s/ Karen Shaw
    Karen Shaw, Principal Financial Officer

Date     February 27, 2018